Exhibit 10.22

LOAN AGREEMENT

Dated as of May 1,2001

by and between

UNION COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

and

STABLER COMPANIES INC.

Relating to

Union County Industrial Development Authority

$8,465,000 Variable Rate

Demand/Fixed Rate Revenue Bonds

(Stabler Companies Inc. Project)

Series of 2001

i

ii

		Page

SECTION 10.13.	Survival of Covenants, Conditions and Representations	37
SECTION 10.14.	Headings	38
SECTION 10.15.	Multiple Counterparts	38
SECTION 10.16.	Consent of Authority	38
SECTION 10.17.	Covenants for Benefit of Bondholders and Bank	38

iii

THIS LOAN AGREEMENT, dated as of May 1, 2001 (the “Agreement”), is by and between Union County Industrial Development Authority (the “Authority”), a body corporate and politic and a public instrumentality of the Commonwealth of Pennsylvania organized and existing under the Act (which capitalized term and all other capitalized terms and phrases used in this Agreement, including the following recitals, shall have the meanings set forth in Article I hereof) and Stabler Companies Inc. (the “Company”), a Pennsylvania corporation.

WITNESSETH:

WHEREAS, the Authority is authorized under the Act to acquire, hold, construct, improve, maintain, own, finance, lease in the capacity of lessor or lessee, or sell industrial, commercial and other projects for the public purpose of alleviating unemployment, maintaining employment at a high level and creating and developing business opportunities, by the construction, improvement, rehabilitation, revitalization and financing of industrial, commercial and specialized facilities in the Commonwealth; and

WHEREAS, the Authority, to accomplish the purposes of the Act, is empowered to extend credit to such employment promoting enterprises in the name of the Authority and in such manner as it may deem proper, for such consideration and upon such terms and conditions as the Authority shall deem reasonable; and

WHEREAS, the Company has requested that the Authority provide a portion of the funds to finance the Project; and

WHEREAS, the Authority has determined that it shall undertake the financing of the Project pursuant to the provisions and requirements of the Act; and

WHEREAS, the Authority has, by resolution of its Board duly adopted on November 21, 2000, (the “Resolution”), authorized issuance of its Variable Rate Demand/Fixed Rate Revenue Bonds (Stabler Companies Inc. Project), Series of 2001, in the aggregate principal amount of $8,465,000 (the “Bonds”), pursuant to the terms and provisions of a Trust Indenture, dated as of May 1, 2001 (which, together with all amendments and supplements thereto made in accordance with the terms thereof and of this Agreement, is herein referred to as the “Indenture*’)* between the Authority and Allfirst Bank, having a corporate trust office in Harrisburg, Pennsylvania (which, together with its successors in the trust under the Indenture, is herein referred to as the “Trustee”), as trustee, for the purpose of financing a portion of the costs of the Project; and

WHEREAS, under the provisions of this Agreement the Authority will make a loan in the amount of $8,465,000 (the “Loan”) to the Company in connection with the Project, but only from the proceeds of the Bonds, and the Company will agree, among other things, to repay the Loan by making certain loan payments to the Authority, all as set forth herein, such loan payments to be made at times and in amounts sufficient to provide for the full and timely payment of the principal, interest, purchase price and redemption price of the Bonds as the same become due and payable upon maturity, optional redemption, sinking fund redemption, tender for purchase or acceleration upon an event of default; and

WHEREAS, the Company has caused Allfirst Bank, Baltimore, Maryland (the “Bank”) to deliver an irrevocable letter of credit to the Trustee, under which the Trustee shall draw funds with which to pay the principal, interest, purchase price and redemption price of the Bonds as the same become due and payable upon maturity, redemption, tender for purchase or acceleration upon an event of default, all as more fully set forth in the Indenture and in the Bonds; and

WHEREAS, under the Indenture, the Trustee has agreed to draw on the Letter of Credit at such times and in such amounts as shall be sufficient to pay when due the principal, interest, purchase price and redemption price of the Bonds and to credit all draws honored under the Letter of Credit against the Company’s obligation to make installment payments under this Agreement in respect thereof; and

WHEREAS, the Company shall reimburse the Bank for all amounts drawn under the Letter of Credit pursuant to the Letter of Credit Agreement; and

WHEREAS, the Authority has determined to assign, transfer and pledge unto the Trustee, as trustee under the Indenture, all right, title and interest of the Authority in and to this Agreement and all sums payable hereunder, except the Unassigned Authority’s Rights; and

WHEREAS, the execution and delivery of this Agreement and the Indenture, and the issuance of the Bonds under the Act, have been in all respects duly and validly authorized by the Resolution of the Authority; and

WHEREAS, the Authority and the Company desire to enter into this Agreement to set forth the terms and conditions upon which the Authority will make the Loan and the Company shall repay the Loan.

NOW, THEREFORE, in consideration of the above premises and of the mutual covenants hereinafter contained, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

2

ARTICLE I

DEFINITIONS

SECTION 1.01.                                    Definitions.  Terms and phrases defined in the recitals to this Agreement shall have the same meanings throughout this Agreement.  Any term or phrase used herein that is defined in the Indenture shall have the meaning assigned to it in the Indenture, unless otherwise defined herein, and for such purposes the definitions set forth in the Indenture are hereby incorporated herein as part hereof.  Without limiting the generality of the foregoing, the phrase “Event of Default” when used in this Agreement shall have the meaning given to such phrase in Article VIII hereof, unless the context shall clearly require otherwise.

SECTION 1.02.                                    Content of Certificates and Opinions.  The Authority or the Trustee, as assignee of the Authority, may, but shall not be obligated to, require that every certificate or opinion provided for in this Agreement with respect to compliance with any provision of this Agreement or of the Indenture shall include (1) a statement to the effect that the Person making or giving such certificate or opinion has read such provision and the definitions relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the certificate or opinion is based; (3) a statement to the effect that such Person has made or caused to be made such examination or investigation as is necessary, in such Person’s opinion, to enable such Person to express an informed opinion with respect to the subject matter referred to in the instrument to which such Person’s signature is affixed; (4) a statement of the assumptions upon which such certificate or opinion is based, and that such assumptions are reasonable; and (5) a statement as to whether, in the opinion of such Person, such provision has been complied with.

Any such certificate or opinion made or given by an officer of the Authority or the Company may be based, insofar as it relates to legal or accounting matters, upon a certificate or opinion of, or representation by, Counsel or an Accountant, unless such officer knows, or in the exercise of reasonable care should have known, that the certificate, opinion or representation with respect to the matters upon which such certificate or statement may be based, as aforesaid, is erroneous.  Any such certificate or opinion made or given by Counsel or an Accountant may be based, insofar as it relates to factual matters (with respect to which information is in the possession of the Authority or the Company, as the case may be) upon a certificate or opinion of or representation by an officer of the Authority or the Company, unless such Counsel or Accountant knows, or in the exercise of reasonable care should have known, that the certificate, opinion or representation with respect to the matters upon which such person’s certificate or opinion or representation may be based, as aforesaid, is erroneous.  The same officer of the Authority or the Company, or the same Counsel or Accountant, as the case may be, need not certify to all of the matters required to be certified under any provision of this Agreement, but different officers, Counsel or Accountants may certify to different matters.

SECTION 1.03.                                    Time of Day.  In this Agreement, all references to any time of the day shall refer to Eastern Standard Time or Eastern Daylight Saving Time, as in effect in the City of New York, New York, on such day, unless otherwise specified.

3

SECTION 1.04.                                    Interpretation.  (a) Unless the context otherwise indicates, words expressed in the singular shall include the plural and vice versa and the use of the neuter, masculine, or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender, as appropriate.

(b)                                 Headings of articles and sections and the table of contents of this Agreement are solely for convenience of reference, do not constitute a part of this Agreement and shall not affect the meaning, construction or effect of this Agreement.

(c)                                  All references herein to “Articles,” “Sections,” and other subdivisions are to the corresponding Articles, Sections or subdivisions of this Agreement; the words “herein,” “hereof,” “hereby,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or subdivision of this Agreement.

(d)                                 Whenever in this Agreement it is required that notice be provided to the Bank or that consent of the Bank be obtained, such provisions shall be effective only when (i) the Letter of Credit is in effect and the Bank is not in default thereunder, (ii) the Bank, in its capacity as provider of the Letter of Credit, is the Holder of any Bonds, or (iii) any amounts are due and owing to the Bank under the Letter of Credit Agreement.

4

ARTICLE II

THE LOAN; USE OF PROCEEDS

SECTION 2.01.                                    Loan of Funds to the Company.  The Authority hereby agrees that, simultaneously with the execution and delivery of this Agreement, it will make the Loan to the Company in the amount of $8,465,000, upon the terms and conditions specified herein and in the Indenture, but only out of the proceeds of sale of the Bonds.  Except as otherwise set forth below, the proceeds of the Loan shall be applied to payment of Costs of the Project upon proper requisitions submitted to the Trustee in compliance with the terms and conditions of the Indenture.

The Company hereby acknowledges and agrees that the Bonds have been sold upon terms and conditions which are satisfactory to the Company and that the payment of costs and expenses of issuance of the Bonds, including any underwriter’s discount or placement agent’s fee, in accordance with the terms of the accepted contract for purchase or placement of the Bonds or in accordance with the settlement sheet, order, requisition or other authorization for payment duly signed by an Authority Officer and an Authorized Representative of the Company at the time of delivery of and settlement for the Bonds shall constitute an advance of Loan proceeds.  The Company further agrees that the deposit of proceeds of the Bonds in the Project Fund, from which the Company may requisition money for payment of the Costs of the Project, shall also constitute an advance of Loan proceeds, such that the full amount of $8,465,000 shall be deemed conclusively to have been advanced to the Company by the Authority.

SECTION 2.02.                                    Use of Proceeds.  The proceeds of sale of the Bonds, net of any underwriter’s discount or placement agent’s fee, shall be deposited initially by the Trustee in the Clearing Fund established under the Indenture and disbursed and transferred in accordance with the Indenture; any balance transferred to the Project Fund under the Indenture shall be invested in accordance with the terms and provisions of the Indenture (which provides that investment of money therein may be directed by the Company) pending disbursement to pay Costs of the Project upon requisition or requisitions signed by an Authorized Representative of the Company.

The Company covenants and agrees to apply the proceeds of the Loan only for (i) payment of the initial fees of the Bank for the Letter of Credit and Issuance Costs, subject however, to the limitations of Section 147(g) of the Code and (ii) payment of costs of acquisition or construction of the Project that are eligible to be financed with the proceeds of tax-exempt bonds issued as “qualified small-issue bonds” within the meaning of Section 144(a) of the Code.

SECTION 2.03.                                    Establishment of Project Completion Date.

(a)                                  The Completion Date shall be evidenced to the Authority and the Trustee by a certificate signed by an Authorized Representative of the Company stating that (i) construction of the Project has been completed and all costs and expenses of labor, services, materials and supplies used in connection with such construction have been paid; (ii) all equipment being acquired as part of the Project with proceeds of the Bonds has been installed, is suitable and sufficient, as so installed, for the operation of the Project Facilities, and all costs and

5

expenses incurred in the acquisition and installation of such equipment have been paid, and (iii) all other items of construction or acquisition constituting part of the Project and all costs and expenses incurred in connection therewith have been paid; provided, however, that such certificate may state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being.  The Company agrees to furnish such certificate to the Authority and the Trustee promptly following completion of the acquisition, construction and equipping of the Project.  If any funds remain in the Project Fund upon the Trustee’s receipt of such certificate, the Trustee shall give the Company an accounting thereof and, upon receipt of proper requisitions, shall pay or reimburse the Company for any Costs of the Project not previously paid or reimbursed from the Project Fund.  All funds remaining in the Project Fund on the thirtieth (30th) day following the Trustee’s receipt of the certificate contemplated by this Subsection (a) (except such funds as shall be required to pay requisitions theretofore submitted to the Trustee and amounts, if any, representing the unspent balance of the Company’s equity contribution to the Project) shall be transferred promptly by the Trustee into the Bond Fund and applied as set forth in Subsection (b) below.

(b)                                 If, after the Trustee receives the certificate described in Subsection (a) above and pays or makes provision for payment of all final requisitions on the Project Fund submitted by or on behalf of the Company, at least ninety-five percent (95%) of the sum of (i) the actual amount of the proceeds received by the Authority from the sale of the Bonds (including any underwriting discount or placement agent’s fee), and (ii) all investment earnings on money in the Project Fund, has not been used (A) for the acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation under the Code, or (B) for payment of amounts which are, for federal income tax purposes, chargeable to the Project’s capital account or would be so chargeable either with a proper election by the Company or but for a proper election by the Company to deduct such amounts, any amount (exclusive of amounts retained by the Trustee in the Project Fund for payment of Costs of the Project not then due and payable) remaining in the Project Fund shall be transferred by the Trustee to a separate sub-account of the Bond Fund and used by the Trustee in accordance with the terms of Section 6.08 of the Indenture.

6

ARTICLE III

PAYMENT PROVISIONS

SECTION 3.01.                                    Agreement to Repay Loan; Credit for Letter of Credit Draws; Rebate Fund Payments.

(a)                                  The Company hereby agrees to duly and punctually pay (i)the principal, premium, if any, and interest due and payable on the Bonds, (ii) the purchase price of Bonds tendered for purchase in accordance with the terms thereof and of the Indenture, and (iii) any other amounts due and payable by the Company under this Agreement.  The Company shall be given an immediate credit in the amount of all draws paid to the Trustee under the Letter of Credit against the loan payments due hereunder in respect of the principal, interest, redemption price or purchase price of Bonds.  Any portion of the loan payments due under this Agreement which is not timely paid (upon proper demand under the Letter of Credit by the Trustee) from draws under the Letter of Credit shall be paid to the Trustee directly by the Company as provided in Section 3.03 hereof.  Any other amounts required to be paid under this Agreement shall be paid by the Company to the party entitled to receive same hereunder and in the manner provided for herein.  Loan payments shall be made by the Company with the Company’s funds, except to the extent a credit in respect thereof has been granted pursuant to the terms of this Agreement.  It is the intention of the Authority and the Company that, notwithstanding any other provision of this Agreement, the Authority shall receive funds from the Company under this Agreement at such times and in such amounts as will enable the Authority to meet all of its obligations under the Bonds and the Indenture, including any such obligations surviving the payment of the Bonds and the defeasance of the Indenture.

(b)                                 The Company hereby agrees to pay to the Trustee, from time to time and on or before such date or dates as shall be necessary to comply with Section 6.13 of the Indenture, any and all amounts required to be deposited in the Rebate Fund to pay or provide for the payment or arbitrage rebate with respect to the Bonds to the United States in accordance with Section 148(f) of the Code and applicable regulations.

SECTION 3.02.                                    Letter of Credit.  Concurrently with the issuance of the Bonds by the Authority, the Company shall cause the Bank to issue and deliver the Letter of Credit to the Trustee.  Such Letter of Credit shall authorize the Trustee to make draws on the Bank, up to an aggregate stated amount of $8,604,150.69 of which not more than $8,465,000 shall be in respect of principal on the Bonds and not more than $139,150.69 shall be in respect of up to fifty (50) days’ interest accrued on the Bonds on or prior to the maturity thereof computed at the Maximum Rate.

SECTION 3.03.                                    Loan Payments.  The Company shall pay to the Trustee, as assignee of the Authority, for deposit in the Bond Fund, the following sums on or before the dates specified, and each such payment is herein referred to as a “Loan Payment” or “loan payment”:

(i)                                     On each Interest Payment Date and on each other date that any payment of principal, premium, if any, or interest is required to be made by the Authority

7

with respect to the Bonds, until the principal of, premium, if any, and interest on the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, in immediately available funds, a sum which, together with any money available for such payment in the Bond Fund, will enable the Trustee to pay the amount due on such date for interest, premium, if any, or principal with respect to the Bonds as provided in the Indenture; provided, however, that the obligation of the Company to make any payment under this clause (i) shall be deemed satisfied and discharged to the extent the Bank shall have honored a drawing against the Letter of Credit made by the Trustee with respect to the payment of such amount due with respect to the Bonds.

(ii)                                  On each date that the Purchase Price of Bonds shall be due and payable, such amount as shall be necessary to enable the Tender Agent to pay the Purchase Price of Bonds duly tendered to it for purchase, all as more particularly described in Sections 5.01, 5.03 and 5.04 of the Indenture; provided, however, that credit shall be given against the obligation of the Company to make any payment under this clause (ii) in an amount equal to the money available for such payment as described in subsection (i) or (ii) of Section 5.05(a) of the Indenture; and provided, further, that the obligation of the Company to make any payment under this clause (ii) shall be deemed satisfied and discharged to the extent the Bank shall have honored a drawing against the Letter of Credit made by the Trustee with respect to the payment of such amount due with respect to the Bonds.

(iii)                               Additionally, from time to time, the Company shall make such payments as shall be necessary to make up any deficiency in or to fully fund the Project Fund established under the Indenture.

It is understood and agreed that all amounts payable by the Company under this Section have been assigned by the Authority to the Trustee for the benefit of the Owners of the Bonds.  The Company consents to such assignment and agrees to make payment of such amounts, when due, directly to the Trustee at its Designated Office, or at such other office of the Trustee as the Trustee shall direct the Company in writing.

SECTION 3.04.                                    Additional Payments; Taxes: Utility Charges.  As additional consideration for the Loan, the Company agrees to make the following payments (which are herein referred to as the “Additional Payments”):

(a)                                  To the public officers charged with the collection thereof, all taxes (or contributions or payments in lieu thereof), including but not limited to income, profits or property taxes, which may now or hereafter be imposed by the United States of America, any state or municipality or any political subdivision or subdivisions thereof, and all assessments for public improvements or other assessments, levies, license fees, charges for publicly supplied water or sewer services, excises, franchises, imposts and charges, general and special, ordinary and extraordinary (including interest, penalties and all costs resulting from delayed payment of any of the foregoing) of whatever name, nature and kind and whether or not now within the contemplation of the parties hereto and which are now or may hereafter be levied, assessed, charged or imposed or which are or may become a lien upon the payments due under the Agreement, the Project Facilities or the use or occupation thereof, or upon the Company or the Authority (but only to the extent attributable to or properly allocable to the Bonds, this

8

Agreement, the Project or the Project Facilities), or upon any franchises, businesses, transactions, income, earnings and receipts (gross, net or otherwise) of the Company in connection with the Project Facilities, or its earnings, profits or receipts from, or its leasing or subleasing of, the Project Facilities; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any tax, assessment, lien or other matter hereunder so long as the validity thereof is being contested in good faith and by appropriate legal proceedings diligently pursued and the operation of the Project Facilities or the receipt of income therefrom is not adversely affected by reason thereof;

(b)                                 To the Trustee, the Remarketing Agent, the Placement Agent, the Tender Agent and the Bank, the reasonable fees, charges and other expenses of such Persons with respect to the duties assumed and services provided in accordance with the terms of the Indenture, the Remarketing Agreement, the Placement Agreement, the Tender Agent Agreement and the Letter of Credit Agreement;

(c)                                  To such other Persons as may be entitled to the payment of the same, the reasonable fees and expenses of such accountants, consultants, attorneys and other experts as may be engaged by the Authority, the Trustee or the Tender Agent for the preparation of audits, financial statements, reports or opinions required to be made or delivered by the terms of this Agreement or the Indenture and for the provision of any other services required of such experts under this Agreement or the Indenture; and

(d)                                 To the Authority, all reasonable fees and expenses incurred by the Authority, including fees and expenses of legal counsel retained by the Authority in connection with any litigation which may at any time be instituted involving this Agreement, the Bonds, the Indenture, or any of the other documents contemplated thereby, or incurred in connection with the supervision or inspection of the Project or the Project Facilities, or otherwise in connection with this Agreement, the Indenture, the Bonds, the Tender Agent Agreement, the Remarketing Agreement, any of the other documents, instruments or agreements in connection therewith or the Project or the Project Facilities.

All Additional Payments described in clause (a) above shall be due and payable when and as the subject taxes, assessments, levies, license fees, utility charges or other impositions shall be due and payable in accordance with applicable law, subject, however, to the Company’s right to contest payment of the same, as set forth above.  All other Additional Payments described in this Section shall be billed to the Company by the Authority, the Trustee, the Remarketing Agent, the Tender Agent or the Bank, as the case may be, from time to time, and shall be due and payable by the Company within thirty (30) days following the Company’s receipt of the bill or by any later date as may be specified in the bill.  All bills for Additional Payments (other than Additional Payments described in clause (a) or clause (d)(i) above) shall be accompanied by or include a statement certifying that the amount billed has been paid or incurred by the billing party and shall be accompanied by reasonable supporting documentation.

SECTION 3.05.                                    Acceleration of Payment to Redeem Bonds.  Whenever the Bonds are subject to optional redemption or extraordinary redemption pursuant to the Indenture and the provisions hereof, the Authority will, upon request of the Company, direct the Trustee to call the same for redemption as provided in the Indenture.  Whenever any Bond is subject to

9

mandatory redemption pursuant to the Indenture, the Company will cooperate with the Authority and the Trustee in effecting such redemption.  In the event of any mandatory, optional or extraordinary redemption of the Bonds, the Company will pay or cause to be paid to the Trustee an amount equal to the applicable redemption price as a prepayment of that portion of the Loan Payments corresponding to the Bonds to be redeemed together with interest accrued to the date of redemption and will also pay all fees and expenses of the Authority and the Trustee arising with respect to such redemption or otherwise due and owing hereunder or under the Indenture at such times and in such amounts as are required to effect the mandatory, optional or extraordinary redemption of the Bonds under the terms of the Indenture; provided, however, that the obligation of the Company to make any payment in respect of the redemption of Bonds shall be deemed satisfied and discharged to the extent the Bank shall have honored a drawing against the Letter of Credit made by the Trustee with respect to payment of the amount of principal, premium, if any, and interest on the Bonds upon such redemption.

SECTION 3.06.                                    All Payments to be Net; No Defense or Set-Off Against Loan Payments.  All Loan Payments and other sums due and payable under this Agreement by the Company to the Authority or to any assignee of the Authority, including the Trustee and the Bank, shall be absolutely net to the Authority or such assignee, free of any taxes, costs, liabilities or other deductions whatsoever with respect to the Project Facilities and the maintenance, repair, or use thereof or any portion thereof, so that this Agreement shall yield all amounts due hereunder net to the Authority or to any such assignee throughout the term hereof.

The obligations of the Company to make Loan Payments shall be absolute and unconditional without any defense or set-off for any reason, including, without limitation, failure to undertake or to complete the Project, any acts or circumstances that may constitute failure of consideration, destruction of or damage to the Project Facilities, invalidity or unenforceability of the Bonds, commercial frustration of purpose or failure of the Authority to perform or observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with this Agreement, it being the intention of the parties that the payments required of the Company hereunder will be paid in full when due without any delay or diminution whatsoever.

10

ARTICLE IV

COMPANY OBLIGATIONS

SECTION 4.01.                                    General Obligation of the Company.  This Agreement constitutes a general obligation of the Company and the full faith and credit of the Company is pledged to the payment of all amounts due hereunder.

SECTION 4.02.                                    Maintenance and Operation of the Project Facilities.  During the term of this Agreement, the Company covenants and agrees that at its own cost and expense it will:

(a)                                  keep and maintain the Project Facilities and all additions and improvements thereto, or cause the same to be kept and maintained, in good repair and condition, excepting reasonable wear and tear;

(b)                                 pay, or cause to be paid, any and all operating costs and other costs and expenses arising out of use and occupancy of the Project Facilities; and

(c)                                  timely pay for any improvements to the Project Facilities lawfully done or lawfully ordered to be done by any municipal, state or federal authority and to comply in all material respects with all lawful and enforceable notices received (whether by the Authority or the Company) from public authorities from and after the date hereof that affect the Project Facilities and the use and operation thereof, other than those improvements, orders and notices the amount, validity or application of which is at the time being contested, in whole or in part, in good faith and by appropriate proceedings promptly initiated and diligently conducted.

SECTION 4.03.                                    Maintenance of Existence.  Except as otherwise permitted in the Letter of Credit Agreement, Company agrees that it will maintain its existence as a Pennsylvania corporation, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another entity.

SECTION 4.04.                                    Compliance with Laws.  With respect to the Project Facilities and any additions, alterations or improvements thereto, the Company will at all times comply with all applicable requirements of federal, state and local laws and with all applicable lawful requirements of any agency, board, or commission created under laws of the Commonwealth or of any other duly constituted public authority, and will use, and permit the use of the Project Facilities only for such purposes as are lawful under the Act; provided, however, that the Company shall be deemed in compliance with this Section notwithstanding its failure or refusal to comply with any such requirement, so long as it is contesting such requirement in good faith and by appropriate legal proceedings.

SECTION 4.05.                                    Notice of Bankruptcy Case Commencement.  The Company covenants and agrees that it shall immediately notify the Authority, the Bank, the Trustee, the Tender Agent and the Placement Agent of the commencement of any case by or against it under the Bankruptcy Code.

11

SECTION 4.06.                                    Letter of Credit.  Concurrently with the initial delivery of the Bonds pursuant to the Indenture, the Company shall cause the initial Letter of Credit to be issued by the Bank, which Letter of Credit (1) shall be substantially in the same form as the exhibit attached to the Letter of Credit Agreement; (2) shall be dated the date of delivery of the Bonds; (3) shall authorize the Trustee to draw on the Bank, subject to the terms and conditions thereof, up to (a) an amount equal to the principal amount of the Bonds (i) to enable the Trustee to pay the principal amount of the Bonds when due at maturity or upon redemption or acceleration and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it for purchase corresponding to the principal amount of such Bonds, plus (b) an amount equal to 50 days’ interest on the Bonds at the Maximum Rate (i) to enable the Trustee to pay interest on the Bonds when due and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it for purchase corresponding to the accrued interest on such Bonds.  The Letter of Credit may be extended or may be replaced by a Substitute Letter of Credit complying with the provisions of the Indenture.

It is anticipated that all payments of principal of and interest on the Bonds, and all payments of purchase price of the Bonds payable upon optional or mandatory tender for purchase for the payment of which remarketing proceeds are not available pursuant to the Bond Indenture, will be funded from draws on the Letter of Credit.  The Company shall take whatever action may be necessary to maintain the Letter of Credit (or a Substitute Letter of Credit) in full force and effect during the period required by the Indenture, including the payment of any transfer fees required by the Bank upon any transfer of the Letter of Credit to any successor Trustee.

The Company acknowledges its responsibility to arrange for an extension of the expiration date of the Letter of Credit or the issuance and delivery of a Substitute Letter of Credit (which, as defined in the Indenture, includes an extension of the Letter of Credit) on or before the Interest Payment Date on the Bonds immediately preceding the Letter of Credit Termination Date, upon the terms and conditions, including the advance notice requirements, of the Indenture, and the Company further acknowledges that failure to do so will result in a redemption or acceleration of Bonds as provided in the Indenture.  The Company acknowledges and agrees that the Authority shall have no responsibility to obtain a Substitute Letter of Credit and the Company shall release, defend and hold harmless the Authority from and against any liability or claim arising with respect to the delivery of, or failure to deliver, a Substitute Letter of Credit.

SECTION 4.07.                                    Substitute Letter of Credit.  The Company may provide for the delivery to the Trustee of a Substitute Letter of Credit at any time upon thirty (30) days’ prior written notice to the Trustee, the Tender Agent, the Remarketing Agent and the Authority.  Unless the Company shall deliver to the Trustee on or before the fifteenth (15th) calendar day prior to the Interest Payment Date immediately preceding the Letter of Credit Termination Date a signed, written commitment from the Bank or a Substitute Bank to issue a Substitute Letter of Credit on or before such Interest Payment Date, the Bonds shall be called for mandatory redemption in accordance with the terms thereof and of the Indenture.

12

On or before the date of the delivery of any Substitute Letter of Credit to the Trustee, the Company shall furnish to the Authority, the Trustee and the Remarketing Agent, as a condition to the acceptance of any Substitute Letter of Credit by the Trustee, the following:

(i)                                     written evidence that (A) the issuer of such Substitute Letter of Credit is a commercial bank, bank and trust company, national bank, savings and loan association or savings bank organized and doing business in the United States or a branch or agency of a foreign commercial bank located and doing business in the United States and subject to regulation by state or federal banking regulatory authorities and (B) the long-term unsecured debt of the issuer of such Substitute Letter of Credit has been assigned a credit rating by Moody’s not lower than the lower of the then current rating on the Bonds and “Aa3”;

(ii)                                  an Opinion of Bond Counsel stating that the delivery of such Substitute Letter of Credit (A) is authorized under this Agreement, the Indenture and the Act and complies with the terms hereof and (B)does not adversely affect the exclusion from gross income of the interest on the Bonds for federal income tax purposes;

(iii)                               an Opinion of Counsel satisfactory to the Trustee, the Authority, the Company and the Remarketing Agent to the effect that (A) the Substitute Letter of Credit is the legal, valid and binding obligation of the issuer thereof (or, in the case of a branch or agency of a foreign commercial bank, the branch or agency), enforceable in accordance with its terms, (B) payments of principal, premium, if any (if such Substitute Letter of Credit secures the payment of premium), interest or purchase price with respect to the Bonds from the proceeds of a drawing on the Substitute Letter of Credit will not constitute avoidable preferences under the Bankruptcy Code or other applicable laws and regulations, and (C) it is not necessary to register the Substitute Letter of Credit under the Securities Act of 1933, as amended, or to qualify an indenture with respect thereto under the Trust Indenture Act of 1939, as amended; and

(iv)                              written evidence from each Rating Agency (if any) then maintaining a credit rating on the Bonds that its rating on the Bonds will not be reduced or withdrawn as a result of the acceptance of the Substitute Letter of Credit.

In the case of a Substitute Letter of Credit issued by a branch or agency of a foreign commercial bank, there shall also be delivered an Opinion of Counsel from counsel who is licensed to practice law in the jurisdiction in which the head office of the issuer of such letter of credit is located and satisfactory to the Trustee, the Authority, the Company and the Remarketing Agent, to the effect that the Substitute Letter of Credit is the legal, valid and binding obligation of the issuing bank and enforceable in accordance with its terms.  The Trustee shall accept any such Substitute Letter of Credit only in accordance with the terms, and upon the satisfaction of the conditions, contained in this Section and any other provisions applicable to acceptance of a Substitute Letter of Credit under this Agreement and the Indenture.

13

SECTION 4.08.                                    Indemnification of Authority and Trustee, Etc.

(a)                                  The Company agrees that at all times it will protect and hold the Authority, its officers, members, employees and agents harmless and indemnified from and against all claims for losses, damages or injuries to others, including death, personal injury and property damage or loss, arising out of the acquisition, construction, installation or equipping of the Project, or otherwise with respect to the Project Facilities or any interest of the Authority therein, whether or not such claim is made or such loss, damage or injury occurs during the term of this Agreement; and the Authority shall not be liable for any loss, damage or injury to the person or property of the Company or its agents, servants or employees or any other person who or which may be upon the Project Facilities or damaged or injured as a result of any condition existing or activity occurring upon the Project Facilities or any other matter connected directly or indirectly therewith due to any act or negligence of any person, excepting only willful misconduct of the Authority, its officers, agents, members or employees.  The indemnity provided for in this subsection (a) shall be effective only to the extent that any loss sustained by the Authority, its officers, members, employees and agents shall be in excess of the net proceeds recovered by the Authority upon any insurance carried with respect to the loss sustained, but the Authority shall have no duty or obligation to obtain or to maintain any such insurance, such duty and obligation being solely that of the Company.  The Company hereby releases the Authority from and agrees to indemnify and hold harmless the Authority from any other liability whether arising out of a tort, contractual or other claim of any nature whatsoever pertaining to the acquisition or construction of the Project or any other acquisition or construction undertaken with respect to the Project Facilities or with respect to operation of the Project Facilities, the performance of this Agreement or the Indenture or the issuance of the Bonds, except liabilities that result from the willful misconduct of the Authority.

(b)                                 The Company hereby covenants and agrees that it will indemnify the Trustee against any and all claims arising out of the Trustee’s exercise and performance of powers and duties granted unto it by the Indenture and hereunder, except those claims and liabilities that result from the Trustee’s willful misconduct or gross negligence.

(c)                                  To the fullest extent permitted by law, the Company will indemnify, hold harmless and defend the Authority and the Trustee, and the respective officers, members, directors, officials and employees of each of them, against all losses, costs, damages, expenses, suits, judgments, actions and liabilities of whatever nature including, specifically, any liability under any state or federal securities laws (including but not limited to reasonable attorneys’ fees, litigation and court costs, amounts paid in settlement and amounts paid to discharge judgments) directly or indirectly resulting from or arising out of or related to: (i) the acquisition, construction, installation, operation, use, maintenance or ownership of the Project or the Project Facilities (including compliance with laws, ordinances and rules and regulations of public authorities relating thereto); or (ii) any statements or representations with respect to the Company or the Project, the Project Facilities and any representations made in this Agreement, the Bonds, the Indenture, the Letter of Credit, the Letter of Credit Agreement or any other documents or instruments delivered at or in connection with the closing held on the Closing Date (including any statements or representations made in connection with the offer or sale of the Bonds) made or given to the Authority, the Trustee or any underwriters or purchasers of any of the Bonds by the Company or any of its officers, agents or employees, including, but not limited

14

to, statements or representations of facts, financial information or corporate affairs.  The Company also will pay and discharge and indemnify, and hold harmless the Authority and the Trustee from, (x) any lien or charge upon payments made by the Company to the Authority and the Trustee under this Agreement and (y) any taxes (including, without limitation, any ad valorem taxes and sales taxes, assessments, impositions and other charges in respect of any portion of the Project Facilities).  If any such claim is asserted, or any such lien or charge upon payments, or any such taxes, assessments, impositions or other charges are sought to be imposed, the Authority or the Trustee will give prompt notice to the Company, and the Company will have the sole right and duty to assume, and will assume, the defense thereof, with full power to litigate, compromise or settle the same in its sole discretion.

(d)                                 If the indemnification provided for herein is for any reason determined to be unavailable to the Authority or the Trustee with respect to any loss, claim, demand or liability, including expenses in connection therewith, the Authority or the Trustee as appropriate, shall be entitled as a matter of right to contribution by the Company.  The amount of such contribution shall be in such proportion as is appropriate to reflect relative culpability of the parties.

(e)                                  The provisions of this Section shall survive the termination and discharge of this Agreement and the Indenture.

15

ARTICLE V

THE PROJECT FACILITIES

SECTION 5.01.                                    Completion of Project.  The Company represents, covenants and agrees as follows:

(a)                                  the Company shall, not later than the date of issuance and delivery of the Bonds, acquire fee simple title to the Property and all other real estate upon which the Project Facilities are or are to be located, and any real estate upon which any construction or acquisition constituting part of the Project will take place;

(b)                                 the Company has acquired, or will acquire before they are needed, all permits, licenses, easements, rights of way and other interests in land necessary for, and has satisfied or will satisfy all other requirements applicable to, the acquisition and construction related to the Project and the use, occupancy and operation of the Project Facilities;

(c)                                  the Company shall construct, install, equip or improve the Project Facilities as contemplated by the Project with all reasonable dispatch and in accordance with applicable law, employing for such purposes such contractors and workmen as it may select;

(d)                                 the Company shall pay when due all costs and expenses incurred in connection with the acquisition and construction of the Project, expending its own funds (or funds derived from sources other than the proceeds of the Bonds) for the purpose if and to the extent that (i) the proceeds of the Bonds are insufficient to pay all such costs and expenses, or (ii) such costs and expenses are ineligible to be financed with proceeds of “qualified small issue bonds” issued in accordance with Section 144(a)(12) of the Code, including, without limiting the generality of the foregoing, issuance costs of the Bonds which, together with other issuance costs of the Bonds paid from the proceeds of the Bonds, exceed two percent (2%) of the proceeds of the Bonds, within the meaning of Section 147(g) of the Code; without limiting the generality of the foregoing, the Company’s equity contribution to the Project is expected to be at least $1,470,000, based on the Project budget as of the Closing Date, of which the amount by which issuance costs of the Bonds exceed the aforesaid 2% limit shall be paid to the Trustee for deposit in the Clearing Fund on the Closing Date and the balance shall be paid to the Trustee for deposit to the Project Fund as and when required by the Bank in accordance with the Letter of Credit Agreement;

(e)                                  the Company shall let all contracts for acquisition, construction and equipping of the Project, and all such contracts, and all other contracts made by the Company with respect to acquisition, construction, improvement, equipping or repair of the Project Facilities and any work to be done by the Company on the Project Facilities, are and shall be made or done by the Company on its own behalf and not as agent or contractor for the Authority.

SECTION 5.02.                                    Use of Project Facilities.  The Company represents, covenants and agrees that each of the Project Facilities are to be used only as a “manufacturing facility” within the meaning of Section 144(a)(12) of the Code; provided, however, that a portion

16

of the Project Facilities may be used as a facility which is directly related and ancillary to such manufacturing facility, within the meaning of such Section of the Code.

The Company further represents that it presently intends to use and operate the Project Facilities in a manner consistent with the Act until the date on which the Bonds have been fully paid and knows of no reason why the Project Facilities will not be, or cannot be, so used and operated.

SECTION 5.03.                                    Prohibited Uses.  So long as any Bonds remain outstanding and unpaid, the Company covenants and agrees that it shall not, and shall not permit any other Person to:

(a)                                  use or occupy the Project Facilities or any part thereof as other than a “manufacturing facility” within the meaning of Section 144(a)(12) of the Code; provided, however, that the Company may use or permit the use of a portion of the Project Facilities as a facility which is directly related and ancillary to a manufacturing facility, within the meaning of such Section;

(b)                                 use any portion of the proceeds of the Bonds to provide any airplane, skybox or other private luxury box, health club facility, facility primarily used for gambling, or store the principal business of which is the sale of alcoholic beverages for consumption off premises, all within the meaning of Section 147(e) of the Code;

(c)                                  use any portion of the proceeds of the Bonds to acquire any property (or any interest) therein (other than land) unless the first use of such property is pursuant to such acquisition, unless with respect to any building (and the equipment therefor) constituting a part of the Project Facilities, the rehabilitation expenditures (as defined in Section 147(d) of the Code) with respect to such building equal or exceed 15 percent of the portion of the cost of acquiring such building (and equipment) financed with the net proceeds of the Bonds (or with respect to any structure other than a building, the rehabilitation expenditures with respect to such structure equal or exceed 100 percent of the portion of the cost of acquiring the same so financed);

(d)                                 use 25 percent or more of the net proceeds of the Bonds directly or indirectly to acquire land (or an interest therein), within the meaning of Section 147(c) of the Code;

(e)                                  use more than two percent (2%) of the proceeds of sale of the Bonds to finance issuance costs of the Bonds, within the meaning of Section 147(g) of the Code;

(f)                                    use, directly or indirectly, any of the funds provided by the Authority hereunder or any of its own funds, or direct the Trustee to invest any funds held by it under the Indenture, in such manner as would cause any of the Bonds to be an “arbitrage bond” within the meaning of Section 148(a) of the Code;

(g)                                 take any other action whereby the Project Facilities will be used, or the proceeds of the Bonds will be used or invested, in such a manner as will cause interest on the Bonds to includible in the gross income of the Owners thereof (other than any Owner of Bonds

17

who is a “substantial user” of the Project Facilities or a “related person” to such a “substantial user,” within the meaning of Section 147(a) of the Code) for purposes of federal income taxation.

SECTION 5.04.                                    Changes in Scope of Project.  The Company may, at its option and at its own cost and expense, at any time and from time to time, make such additions and changes to the Project as it may deem to be desirable for its uses and purposes, provided, however, that no addition or change in the scope of the Project that is substantial in relation to the approvals obtained for issuance of the Bonds under the Act and the Code shall be made unless the Company shall have first obtained and filed with the Authority and the Trustee an opinion of Bond Counsel to the effect that such addition or change is authorized or permitted under the Act and will not adversely affect the exclusion from gross income of interest on the Bonds under the Code.

18

ARTICLE VI

INSURANCE; DESTRUCTION, DAMAGE, EMINENT DOMAIN

SECTION 6.01.                                    Insurance to be Maintained.  The Company covenants to provide and maintain, or cause to be provided and maintained, continuously, unless otherwise herein provided, adequate insurance on the Project Facilities as shall be mutually agreed upon by the Bank and the Company.  Each insurance policy with respect to the Project Facilities shall name the Bank, the Authority and the Trustee as additional insureds.  All policies of insurance required by this Section, copies thereof, or certificates of insurance with respect thereto shall be deposited with the Trustee.

SECTION 6.02.                                    Destruction, Damage and Eminent Domain.  If the Project Facilities shall be wholly or partially destroyed or damaged by fire or other casualty covered by insurance, or shall be wholly or partially condemned, taken or injured by any Person, including any Person possessing the right to exercise the power of eminent domain, or a power in the nature of eminent domain, or shall be transferred to such a Person by way of a conveyance in lieu of the exercise of such a power by such a Person, the Company covenants that it will take all actions and will do all things which may be necessary to enable recovery to be made upon such policies of fire or casualty insurance or on account of such taking, condemnation, conveyance, damage or injury.  The Net Proceeds of any such fire or casualty insurance claim or condemnation award recovered with respect to the Project Facilities shall be deposited in the Project Fund under the Indenture and shall be applied in accordance with the provisions of Section 6.04 hereof; provided, however, that so long as the Bank is not in default under the terms of the Letter of Credit, the applicable provisions of the Letter of Credit Agreement shall control the disposition of Net Proceeds of fire or casualty insurance claims or condemnation awards with respect to the Project Facilities.  The Company is authorized, in its own name, as trustee of an express trust, to demand, collect, sue, settle claims, receipt and release moneys which may be due and payable under policies of fire or casualty insurance covering such damage or destruction or on account of such condemnation, damage or injury.  Any appraisement or adjustment of loss or damage and any settlement or payment therefor shall be agreed upon by the Company, the Bank (as long as the Bank is not in default under the Letter of Credit) and the appropriate insurer or condemnor, and shall be evidenced to the Bank by the certificate and approvals required by the Indenture.  The Bank may rely conclusively upon such certificates.

SECTION 6.03.                                    Notice of Property Damage, Loss or Taking.  Within five (5) Business Days following the occurrence of any loss or damage to, or after receipt of notice of condemnation of, all or any part of the Project Facilities which materially and adversely affects the ownership, operation, maintenance or use of the Project Facilities for their intended purpose, the Company shall notify the Authority, the Trustee and the Bank, in writing, of such occurrence or of the receipt of such notice, as the case may be.

SECTION 6.04.                                    Disposition of Casualty Insurance and Condemnation Award Proceeds.  So long as the Company is not in default under the terms of this Agreement, the Company may elect, in its discretion, by written notice to the Trustee, to apply the Net Proceeds of any fire or casualty insurance claim or condemnation award with respect to loss or damage to the Project Facilities or any portion thereof (i) to the repair, reconstruction or

19

replacement of damaged, destroyed or injured property comprising part of the Project Facilities, or (ii) to the redemption of Bonds pursuant to the applicable provisions of the Indenture; Provided, however, that the Company shall first obtain the consent of the Bank, if such consent shall be required by the Letter of Credit Agreement.

Unless an Event of Default described in this Agreement has occurred and remains uncured or the Trustee has not received timely direction from the Company with respect to the application of the Net Proceeds of fire or casualty insurance or condemnation awards with respect to the Project Facilities, such Net Proceeds shall be applied to the extraordinary redemption of Bonds in accordance with the terms and provisions of the Bonds and of the Indenture.  For purposes of the preceding sentence, a direction shall be timely if given within thirty (30) days after the Company has agreed upon a settlement or payment with respect to any appraisement or adjustment of the loss or damage with respect to which such Net Proceeds are received.

20

ARTICLE VII

ADDITIONAL REPRESENTATIONS AND COVENANTS OF THE COMPANY

SECTION 7.01.                                    Compliance with Law.  The Company covenants and represents that the Project Facilities and the Company’s use and occupancy thereof are and will be in compliance in all material respects with applicable law and the Company will not take any action, or request the Authority to take any action, which will cause the Project Facilities or the use or occupancy thereof to be in violation of applicable law.  The Company further covenants that all actions taken or to be taken by the Company or, upon the recommendation or request of any Authorized Representative of the Company, by the Authority with respect to the Project and the Project Facilities have been and will be in compliance in all material respects with all pertinent laws, ordinances, rules, regulations and orders applicable to the Company, the Project and the Project Facilities.

The Company covenants that it shall comply with (i) all applicable ordinances, laws, rules, regulations and orders of the government of the United States of America, the Commonwealth and other applicable government units having proper jurisdiction, and (ii) all applicable requirements of any board of fire underwriters having proper jurisdiction and of any insurance company writing insurance with respect to the Project Facilities, with respect to the acquisition, construction and equipping of the Project and the operation, maintenance, repair, replacement, renovation, improvement or expansion of the Project Facilities; provided, however, that the Company may, in good faith and by appropriate proceedings, contest the legality or reasonableness of any such ordinances, laws, rules, regulations, orders or requirements, or the imposition thereof upon the Company, the Project or the Project Facilities, so long as the operation of the Project Facilities or the receipt of income therefrom will not be adversely affected and the Project Facilities will not thereby be subject to loss or forfeiture.

SECTION 7.02.                                    Power to Perform Obligations.  The Company represents that:

(a)                                  the Company has full power and legal right to enter into this Agreement and perform its obligations hereunder;

(b)                                 the making and performance of this Agreement by the Company has been duly authorized by all necessary action and will not conflict with or constitute a breach of or default under its articles of incorporation or by-laws or any agreement, bond, contract, indenture, or other instrument by which the Company or any of its properties is or may be subject or bound;

(c)                                  the Company is duly qualified to do business in the Commonwealth, has the power and authority to own its properties and assets and to carry on its business as now being conducted; and

(d)                                 The execution and delivery of this Agreement and the other instruments and agreements executed and delivered by the Company in connection with the Loan and the issuance of the Bonds and the Letter of Credit, and the performance by the Company of

21

its obligations under this Agreement and each such other instrument or agreement, (i) do not and will not in any material respect conflict with or violate any provision of law or any rule, regulation, order of court, or order of or agreement with any governmental body or agency applicable to the Company or the Project Facilities, (ii) do not and will not result in the creation or imposition of any lien, charge or encumbrance of any nature, other than the liens created by this Agreement, the Indenture and such other instruments and agreements, upon the Project Facilities or any other property or asset of the Company.

SECTION 7.03.                                    Inspection.  The Company covenants that the Authority, by its duly authorized representatives, at reasonable times and with reasonable notice, may inspect the Project Facilities and the books and records of the Company for purposes of determining compliance with this Agreement.

SECTION 7.04.                                    Additional Information.  The Company agrees to provide to the Authority, upon request, such additional information concerning the Company, the Project and the Project Facilities as may be reasonably requested by the Authority and necessary for the Authority to file any reports or supply any information required by the Indenture or by applicable law, including without limiting the foregoing, the requirements of the Code and applicable federal and state securities laws.

SECTION 7.05.                                    Nondiscrimination.  During the term of this Agreement, the Company agrees, as to itself and as to each occupant of the Project Facilities controlling, controlled by or under common control with the Company (each, for purposes of this Section, being referred to as a “Contractor”) as follows:

(a)                                  Contractor shall not discriminate against any employee, applicant for employment, independent contractor or any other Person because of race, color, religious creed, handicap, ancestry, national origin, age or sex.  Contractor shall take affirmative action to insure that applicants are employed, and that employees or agents are treated during employment, without regard to their race, color, religious creed, handicap, ancestry, national origin, age or sex.  Such affirmative action shall include, but is not limited to: employment, upgrading, demotion or transfer, recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training.  Contractor shall post in conspicuous places, available to employees, agents, applicants for employment and other persons, a notice to be provided by the contracting agency setting forth the provisions of this Section.

(b)                                 Contractor shall in advertisements or requests for employment placed by it or on its behalf, state that all qualified applicants will receive consideration for employment without regard to race, color, religious creed, handicap, ancestry, national origin, age or sex.

(c)                                  Contractor shall send each labor union or workers’ representative with which it has a collective bargaining agreement or other contract or understanding, a notice advising said labor union or workers’ representative of its commitment to this nondiscrimination clause.  Similar notice shall be sent to every other source of recruitment regularly utilized by Contractor.

22

(d)                                 It shall be no defense to a finding of noncompliance with this Section that Contractor had delegated some of its employment practices to any union, training program or other source of recruitment which prevents it from meeting its obligations.  However, if the evidence indicates that Contractor was not on notice of the third-party discrimination or made a good faith effort to correct it, such factor shall be considered in mitigation in determining appropriate sanctions.

(e)                                  Where the practices of a union or of any training program or other source of recruitment will result in the exclusion of minority group persons, so that Contractor will be unable to meet its obligations under this Section, Contractor shall then employ and fill vacancies through other nondiscriminatory employment procedures.

(f)                                    Contractor shall comply with all state and federal laws prohibiting discrimination in hiring or employment opportunities.  Noncompliance with this Section will constitute an Event of Default under this Agreement.

(g)                                 Contractor shall furnish all necessary employment documents and records to, and permit access to its books, records and accounts by, the Authority for purposes of investigation to ascertain compliance with the provisions of this Section.  If Contractor does not possess documents or records reflecting the necessary information requested, it shall furnish such information on reporting forms supplied by the Authority.

(h)                                 Contractor shall actively recruit minority subcontractors and women subcontractors or subcontractors with substantial minority or women representation among their employees.

(i)                                     Contractor shall include the provisions of this Section in every subcontract, so that such provisions will be binding upon each subcontractor.

(j)                                     Contractor obligations under this Section are limited to Contractor’s facilities within Pennsylvania or, where the contract is for purchase of goods manufactured outside of Pennsylvania, the facilities at which such goods are actually produced.

SECTION 7.06.                                    Preservation of the Tax-Exempt Status of Bonds.  (a) The Company covenants and agrees that it will not take any action or permit any action to be taken on its behalf, or cause or permit any circumstances within its control to arise, if such action or circumstances would cause the interest paid on the Bonds to be included in the gross income of the Bondholders.

(b)                                 The Company acknowledges having read Sections 6.13 and 7.06 of the Indenture and agrees to perform all duties contemplated by such Sections of the Indenture to be performed by the Company, as if such duties were set forth herein specifically as covenants and duties of the Company.  Without intending to limit the generality of the foregoing, the Company agrees to engage a Person with the requisite knowledge and experience with respect to the calculation of arbitrage rebate to calculate, from time to time, the amount to be rebated to the United States of America with respect to the Bonds pursuant to Section 148(f) of the Code and applicable regulations promulgated thereunder and to advise the Authority and the Trustee with respect to the fulfillment of the Authority’s obligation to make arbitrage rebate payments with

23

respect to the Bonds in accordance with the Code and applicable tax regulations.  The Company acknowledges and agrees that if it shall fail to engage a qualified Person to calculate arbitrage rebate or if any report required by Section 6.13 of the Indenture to be filed with the Trustee is not so filed at the time required, the Authority or the Trustee may engage (but shall not be required to engage) a qualified Person to perform such calculations and render such report at the cost and expense of the Company, but in so doing shall not be deemed to waive any event of default on the part of the Company.  The Company agrees that it shall be solely responsible for the payment of any interest on overdue installment payments of arbitrage rebate and any penalties that may be imposed upon the Authority as a result of any late payment or underpayment, except as may be occasioned by the Authority’s own willful misconduct or gross negligence.

(c)                                  Without intending to limit the generality of the foregoing, the Company represents and covenants that all representations made by the Company in the Tax Compliance Agreement are true, correct and complete and that the Company shall observe all of terms and conditions of the Tax Compliance Agreement and perform all of the duties contemplated by the Tax Compliance Agreement to be performed by the Company, as if such terms, conditions and duties were set forth in this Agreement.

SECTION 7.07.                                    Hazardous Substances.

(a)                                  The Company shall comply in all material respects with all applicable federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Substances, and shall keep the Project Facilities free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations, hi the event that the Company receives any notice from any governmental authority with regard to Hazardous Substances on, from or affecting the Project Facilities, the Company shall (i) immediately notify the Bank, the Trustee and the Authority and any other person, governmental or quasi-governmental authority that it is required to notify pursuant to any applicable law at such time as it is aware of a release or threatened release of a Hazardous Substance on, from or affecting the Project Facilities, (ii) immediately notify the Bank, the Trustee and the Authority at such time as an environmental investigation or clean-up proceeding is instituted by any person in connection with the Project Facilities, (iii) fully comply with and assist any such environmental investigation and clean-up proceeding, (iv) promptly execute and complete any remedial actions necessary to ensure that no environmental liens or encumbrances are levied against or exist with respect to the Project Facilities, and (v) promptly following the occurrence of any event described in clauses (i) or (ii) above and upon the written request of the Bank, the Trustee or the Authority, provide the Bank, the Trustee and the Authority, from time to time, with an environmental site assessment or report, in form and substance satisfactory to Bank, the Trustee and the Authority and (vi) provide the Bank, the Trustee and the Authority with copies of all notices received by the Company from any governmental authority or other person with regard to Hazardous Substances on, from or in any way affecting the Project Facilities.  The Company shall conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Substances on, from or affecting the Project Facilities in accordance with all applicable federal, state and local laws, ordinances, rules, regulations, and policies and to the satisfaction of the Bank, the Trustee and the Authority.

24

(b)                                 As used herein, the term “Hazardous Substances” shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, hazardous or toxic pollutants, or related materials, asbestos or any material containing asbestos, or petroleum, petroleum by-products or materials containing petroleum, or any other substance, mixture, waste, compound, material, element, product, or matter as defined by any federal, state or local environmental law, ordinance, rule, or regulation including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601 et seq., the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801 et seq., the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 9601 et seq.), the Clean Water Act, as amended (33 U.S.C. Sections 1251 et seq.), and the Clean Air Act, as amended (42 U.S.C. Sections 7401 et seq.), and in the regulations adopted and publications promulgated pursuant thereto at any time.

SECTION 7.08.                                    Litigation.  The Company represents that there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Company, threatened against or affecting it or any of its properties or rights which, if adversely determined, would (i) materially affect the transactions contemplated hereby, (ii) affect the validity or enforceability of this Agreement, the Indenture or any documents or instruments executed in connection herewith or therewith, (iii) affect the ability of the Company to perform its obligations under this Agreement, the Indenture or any documents or instruments executed in connection herewith or therewith, (iv) materially impair the value of the Project Facilities, (v) materially impair the Company’s right to carry on its business substantially as now conducted, or (vi) have a material adverse effect on the Company’s financial condition.

SECTION 7.09.                                    Tax Filings.  The Company has filed or caused to be filed all federal, state and local tax returns which are required to be filed, and has paid or caused to be paid all taxes as shown on said returns or on any assessment it has received, to the extent that such taxes have become due, except such taxes are as being contested by the Company in good faith and by appropriate proceedings.

SECTION 7.10.                                    No Existing Defaults.  The Company is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party or by which it is bound.

SECTION 7.11.                                    No Material Misstatements or Omissions.  The Company represents that the Placement Memorandum, the Indenture, this Agreement and all other documents, certificates, or statements furnished to the Trustee, the Authority or the Bank by the Company in connection with the transaction hereby contemplated do not contain any untrue statement of a material fact with respect to the Company, the Project or the Project Facilities.  The Company further represents specifically that it is neither involved in any litigation required to be disclosed in the Placement Memorandum nor the subject of any investigation or administrative proceeding, except as disclosed in the Placement Memorandum.

It is specifically understood by the Company that all statements, representations and warranties made by or with respect to the Company, the Project and the Project Facilities in

25

the Placement Memorandum, the Indenture, this Agreement and all other documents, certificates, or statements furnished to the Trustee, the Authority or the Bank by the Company in connection with the transaction hereby contemplated shall be deemed to have been relied upon by the Authority as an inducement to make the Loan and by the Bank as an inducement to issue the Letter of Credit and that if any such statements, representations and warranties were false at the time they were made, the Authority or the Bank may, in its sole discretion, consider any such misrepresentation or breach of warranty an Event of Default hereunder and exercise the remedies provided for in this Agreement.

SECTION 7.12.                                    Inducement to Company.  Financial assistance provided by the Authority is an important inducement to the Company to undertake the Project and to locate or retain the Project Facilities within the Commonwealth.

SECTION 7.13.                                    Cooperation with Trustee.  The Company covenants and agrees that it will not interfere with the exercise of the power and authority granted to the Trustee in the Indenture.  The Company further agrees to aid in furnishing to the Authority or the Trustee any documents, financial reports, certificates or opinions that may be required under the Indenture or requested by the Trustee and to comply with the provisions thereof to the extent applicable to the Company.

SECTION 7.14.                                    Authority is Conduit Issuer; Company is Real Party in Interest; Covenant Not to Sue.

(a)                                  The Company hereby expressly acknowledges that the Authority is a conduit issuer and that all of the right, title and interest of the Authority in and to this Agreement (except the Unassigned Authority’s Rights), but not the obligations of the Authority, are to be assigned first to the Trustee and then to the Bank, naming the Trustee or the Bank, as applicable, its true and lawful attorney for and in its name to enforce the terms and conditions of this Agreement.  Notwithstanding any other provision contained herein, the Company hereby expressly agrees, acknowledges and covenants that it shall duly and punctually perform or cause to be performed each and every duty and obligation of the Authority under and pursuant to the Indenture, excepting only such duties and obligations as the Authority may not lawfully delegate to others.

(b)                                 The Company covenants and agrees that it shall neither sue the Authority, or any of its board members, officers, agents or employees, past, present or future, for any claim, loss, demand, action or inaction based upon the financing of the Project with the proceeds of the Bonds nor ever raise as a defense in any proceedings whatsoever that the Authority is the true party in interest.  Notwithstanding the provisions of the foregoing sentence, the Company shall be entitled to (i) bring an action for specific performance against the Authority to compel any action required to be taken by the Authority hereunder or an action to enjoin the Authority from performing any action prohibited by this instrument, but no such action shall in any way impose pecuniary liability against the Authority or any of its board members, officers, agents or employees, and (ii) join the Authority in any litigation if such joinder is necessary to pursue any of the Company’s rights, provided that prior to such joinder the Company shall post such security as the Authority may require to further protect the

26

Authority from loss and to pay all of the Authority’s reasonable fees and expenses incurred in connection therewith.

SECTION 7.15.                                    Bank Consent Required.  Whenever this Agreement requires that the consent of the Authority be obtained by the Company, the Company shall also obtain the consent of the Bank if the Letter of Credit is then in effect and the Bank is not in default of its obligations thereunder.

27

ARTICLE VIII

EVENTS OF DEFAULT AND REMEDIES

SECTION 8.01.            Events of Default.  Each of the following events shall constitute an “Event of Default” under this Agreement:

(a)           failure by the Company to make any payment required by Section 3.01, 3.03, 3.04 or 3.05 hereof; or

(b)           failure by the Company to make any other payment required hereby, if such failure continues for thirty (30) days after the Authority or the Trustee gives notice to the Company that such payment was due and is unpaid; or

(c)           failure by the Company to perform any other of its obligations hereunder, if such failure continues for thirty (30) days after the Authority or the Trustee gives the Company notice thereof; provided, however, that if such performance requires work to be done, actions to be taken, or conditions to be remedied which by their nature cannot reasonably be done, taken or remedied, as the case may be, within such thirty (30) days, no Event of Default shall be deemed to have occurred or to exist if, and so long as, the Company shall commence such performance within such thirty (30) days and shall diligently and continuously proceed to completion; or

(d)           the Company commits any act of bankruptcy under the Bankruptcy Code or any Commonwealth bankruptcy law or any law providing for reorganization or relief for debtors or files or has filed against it a petition in bankruptcy or for arrangement or reorganization pursuant to the Bankruptcy Code or other similar law, federal or state, or if, by the decree of a court of competent jurisdiction, is adjudicated bankrupt or declared insolvent, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally when or as they become due, or consents to the appointment of a trustee, receiver or to the liquidation of all or any part of the Project Facilities, provided that, if any such proceeding is commenced by a Person other than the Company, there shall be no Event of Default if such proceedings are dismissed within thirty (30) days of the filing of the initial pleading therein; or

(e)           the Bank, in writing, declares an Event of Default under the provisions of the Letter of Credit Agreement; or

(f)            any representation or warranty made by the Company herein or any statement made by the Company in any report, certificate, financial statement or other instrument furnished in connection with this Agreement or the issuance of the Bonds shall at any time prove to have been false or misleading in any material respect when made or given.

SECTION 8.02.            Acceleration.  Upon the occurrence of any “Event of Default” under the Indenture caused by, or directly or indirectly resulting from, the occurrence of an Event of Default by the Company hereunder, the Trustee (with the prior written consent of the Bank, so long as the Bank is not in default under the Letter of Credit), may, and upon request of the Owners of 25% in aggregate principal amount of the Bonds then Outstanding shall, pursuant

28

to Section 8.02 of the Indenture, declare the principal of the then Outstanding Bonds and all accrued interest immediately due and payable, but such Trustee shall not declare the principal due and payable if such acceleration is annulled as therein provided.  Upon such declaration by the Trustee, the Authority shall have the right to terminate this Agreement and, upon such termination, there shall become immediately due and payable hereunder as then current damages of the Authority under this Agreement, an amount equal to (i) all amounts then due and payable by the Authority to the Trustee under such Section 8.02 of the Indenture, and (ii) all other amounts due and owing as loan payments hereunder.  Until such amount is paid by the Company, at the time or times and in the manner required to permit the Authority to meet its obligations under the Indenture, (A) the Authority shall continue to have all of the rights, powers and remedies herein (notwithstanding the termination hereof), and, for such time as may be necessary to enable the Authority to satisfy in full its obligations under the Indenture, (B) the term of this Agreement shall, at the election of the Authority, be extended at the will of the Authority, and (C) the Company’s obligations hereunder shall continue in full force and effect.

SECTION 8.03.            Payment of Loan Payments on Default; Suit Therefor.

(a)           The Company covenants that, if default shall be made in the payment of any sum payable by the Company under this Agreement as and when the same shall become due and payable, whether at maturity or by acceleration or otherwise, then, upon demand of the Authority or its assignee, the Company will pay to the Authority or its assignee (i) the whole amount of the loan payments that then shall have become due and payable hereunder (and to the extent such loan payments represent payments due on the Bonds, such payments shall be applied to the payment of the Bonds in accordance with the terms of the Indenture); and such further amount as shall be sufficient to pay the costs and expenses of collection, including reasonable compensation based upon actual time expended by the Authority and its assignee and their respective agents, attorneys and counsel, and any expenses or liabilities incurred by the Authority or its assignee (other than through the Authority’s or its assignee’s own gross negligence or bad faith).  In case the Company shall fail forthwith to pay such amounts upon such demand, the Authority or its assignee shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company and collect in the manner provided by law out of the property of the Company the money adjudged or decreed to be payable.

(b)           If at any time there shall be proceedings in bankruptcy or for the reorganization of the Company under the United States Bankruptcy Code or any other applicable law, a receiver or trustee shall have been appointed for the benefit of the creditors or the property of the Company, or any other similar judicial proceedings relative to the Company shall have been commenced, the Authority or its assignee shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of the loan payments, including interest owing and unpaid in respect thereof, and to file such other claims, pleadings, papers or documents as may be necessary or advisable in order to have the claims of the Authority or its assignee allowed, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses.  Any receiver, assignee or trustee in bankruptcy or reorganization of the Company or any of its property is hereby authorized to make such payments to the Authority

29

or its assignee, and to pay to the Authority or its assignee any amount due it for compensation based upon actual time expended and expenses, including counsel fees incurred by it up to the date of such distribution.

SECTION 8.04.            Other Remedies.  Whenever the Company is in default hereunder the Authority or its assignee may pursue whatever remedies may be available at law or in equity as may appear necessary or desirable to collect the amounts payable by the Company hereunder, or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement.

No action taken pursuant to this Section 8.04 shall relieve the Company of any of the Company’s obligations, duties, liabilities, covenants and representations contained herein, all of which shall survive any such action.

SECTION 8.05.            Waiver.  The Company hereby waives and relinquishes the benefits of any present or future law exempting the Project Facilities or any part of the proceeds of sale thereof from attachment, levy or sale on execution and all benefit of stay of execution or other process.

SECTION 8.06.            Cumulative Rights.  No remedy conferred upon or reserved to the Authority or its assignee by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute.  No waiver by the Authority or its assignee of any breach by the Company of any of its obligations, agreements or covenants hereunder shall be a waiver of any subsequent breach, and no delay or omission to exercise any right or power shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

SECTION 8.07.            No Exercise of Remedies Without Consent of Bank.  Notwithstanding anything to the contrary contained in this Agreement, neither the Authority nor any assignee of the Authority under this Agreement shall exercise or pursue remedies or declare an Event of Default or cause an acceleration of the obligations contained in this Agreement without the prior written consent of the Bank as long as the Bank shall not be in default of its obligations under the Letter of Credit and no proceedings in insolvency, bankruptcy, reorganization, winding-up or composition or adjustment of debts has been commenced by or against the Bank.

SECTION 8.08.            Determination of Taxability Not a Default.  Notwithstanding anything to the contrary contained in this Agreement, in the event of a breach of any applicable statutory or regulatory requirement or a breach of covenant or an inaccuracy in any representation of the Company relating to the exclusion from gross income of interest on the Bonds for purposes of federal income taxation, such breach or inaccuracy shall not be considered an Event of Default hereunder so long as the Company performs all of its obligations arising out of the breach or inaccuracy including, without limitation, the payment of all amounts due under Article III hereof if such breach or inaccuracy results in a Determination of Taxability with respect to the Bonds.

30

ARTICLE IX

OPTIONS TO TERMINATE AGREEMENT

SECTION 9.01.            Option to Terminate Upon Defeasance.  The Company shall have, and is hereby granted, the option to terminate its obligations under this Agreement prior to full payment of the Bonds by providing for the payment of all of the Outstanding Bonds in accordance with Article XI of the Indenture.

SECTION 9.02.            Option to Terminate Upon the Occurrence of Certain Events.  The Company shall have, and is hereby granted, the option to terminate its obligations under this Agreement if any of the events set forth below occurs:

(a)           The Project Facilities or any portion thereof shall have been damaged or destroyed (1) to such extent that they cannot, in the Company’s judgment, be reasonably restored within a period of six (6) months to the condition thereof immediately preceding such damage or destruction, or (2) to such extent that the Company is thereby prevented, in the Company’s reasonable judgment, from carrying on its normal operation of the Project Facilities for a period of six (6) months or more;

(b)           Title to, or the temporary use for a period of six (6) months or more of, all or substantially all of the Project Facilities, or such part thereof as shall materially interfere, in the Company’s reasonable judgment, with the operation of the Project Facilities for the purpose for which the Project Facilities are designed, shall have been taken under, or shall have been conveyed by the Company in lieu of, the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under governmental authority (including such a taking or takings as results in the Company being thereby prevented from carrying on its normal operation of the Project Facilities for a period of six (6) months or more);

(c)           Changes which the Company cannot reasonably control or overcome shall have occurred in the economic availability of materials, supplies, labor, equipment and other properties and things necessary for the efficient operation of the Project Facilities for the purposes contemplated by this Agreement, or technological or other changes shall have occurred which, in the judgment of the Company, render the continued operation of the Project Facilities uneconomical for such purpose; or

(d)           As a result of any changes in the Constitution of the Commonwealth or the Constitution of the United States of America, legislative or administrative action (whether state or federal), or a final decree, judgment or order of any court or administrative body (whether state or federal) entered after the contest thereof by the Company in good faith, this Agreement shall have become void and unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed in this Agreement or unreasonable burdens or excessive liabilities shall have been imposed on the Company with respect to the Project Facilities, including, without limitation, the imposition of federal, state or other ad valorem, property, income, or other taxes not being imposed on the date of this Agreement.

31

To exercise such option, the Company, with the prior written consent of the Bank (as long as the Bank shall not be in default under the terms of the Letter of Credit), shall give written notice to the Authority and the Trustee within ninety (90) days following the event authorizing such termination, specifying therein the date of redemption of Bonds pursuant to Section 4.01 of the Indenture, which shall be the next date upon which the Bonds shall be redeemable in accordance with their terms and the terms of the Indenture and for which the required notice of redemption can practicably be given.  In accordance with the terms of the Indenture, the Company shall make arrangements for the Trustee to give the required notice of redemption.  Payment of the redemption price of Bonds redeemed pursuant to this Section 9.02 will be made in accordance with the terms of the Indenture.

Anything contained in this Agreement to the contrary notwithstanding, the Bank shall have the right (as long as the Bank shall not be in default under the terms of the Letter of Credit) to cause the Company to terminate its obligations under this Agreement in accordance with the provisions of this Section 9.02 by so notifying the Company in writing, if as a result of any changes in the Constitution of the Commonwealth or the Constitution of the United States of America or as a result of a legislative or administrative action (whether state or federal) or final decree, judgment or order of any court or administrative body (whether state or federal) entered after the contest thereof by the Company in good faith, this Agreement shall have become void and unenforceable or impossible of performance, in accordance with the intent and purposes of the parties as expressed in this Agreement.

32

ARTICLE X

MISCELLANEOUS

SECTION 10.01.          Approval of Indenture.  The Company acknowledges that it has received an executed copy of the Indenture and a copy of the Letter of Credit and that it is familiar with their provisions.  The Company agrees that it will take all such actions as are required or contemplated of it under the Indenture to preserve and protect the rights of the Trustee thereunder and that it will not take any action which would cause a default thereunder.  It is agreed by the Company and the Authority that any redemption of the Bonds prior to maturity shall be effected as provided in the Indenture.

SECTION 10.02.          Taxes and Insurance; Rights of Authority to Pay.  If the Company, at any time, fails to pay any taxes or other impositions payable by it in accordance with Section 3.04 hereof or to take out, pay for, maintain or deliver any of the insurance policies required by Article VI, or shall fail, within the time allowed by Article VIII following notice of any Event of Default, to make any other payment or perform any other act on its part to be made or performed, then the Authority may, without further notice to or demand upon the Company and without waiving any default or releasing the Company from any of its obligations under the Agreement (but shall not be obligated to): (a) pay any taxes or other impositions payable by the Company in accordance with Section 3.04 hereof, (b) take out, pay for and maintain any of the insurance policies required by Article VI hereof, or (c) make any other payment or perform any other act on the Company’s part to be made or performed as provided in this Agreement.  All sums so paid by the Authority and all necessary incidental costs and expenses in connection with the performance of any such act by the Authority shall, together with interest thereon at the legal rate, be payable to the Authority, on demand, or, at the option of the Authority, may be added to any installment of the loan payments then due or thereafter becoming due under this Agreement, and the Company covenants to pay any such sums.

SECTION 10.03.          Illegal Provisions Disregarded.  If any term or provision hereof or the application thereof for any reason or circumstance shall to any extent be held to be invalid or unenforceable, this instrument shall be invalid or unenforceable only to the extent of such invalidity or unenforceability and such invalidity or unenforceability shall not invalidate the balance of such provision or the remaining terms or provisions of this instrument or the application of such terms or provisions to persons other than those as to which it has been held invalid or unenforceable; each term and provision hereof shall be valid and enforceable to the fullest extent permitted by law, and shall be liberally construed in favor of the Authority or its assignee in order to effect the intent of this instrument.

SECTION 10.04.          Limitation of Liability of the Authority.  In the event of any default by the Authority hereunder, and notwithstanding any provision or obligation to the contrary herein set forth, the liability of the Authority and of any legal successor to the Authority hereunder shall be limited to its interest in the Project Facilities, the improvements thereon, and the rents, issues and profits therefrom, and the lien of any judgment shall be restricted thereto.

Other than as set forth in this Section, there shall be no other recourse for damages of any kind or nature by the Company or any other entity against the Authority, its

33

incorporator, officers, members, agents and employees, past, present or future, or any of the property or other assets now or hereafter owned by it or them, either directly or indirectly; and all such recourse or liability is hereby expressly waived and released as a condition of and in consideration for execution and delivery of this Agreement by the Authority.  In the event of entry of judgment against the Authority by virtue of the power herein contained, the judgment index shall be marked to show that the judgment is limited as aforesaid.

The Authority does not assume any liability for the repayment of any mortgage or other loan with respect to the Project or the Project Facilities (including any obligations of the Company to the Bank under the terms of the Letter of Credit Agreement and related instruments), or for the payment of costs, fees, penalties, taxes, interest, commissions, charges, insurance or other payments required to be paid under the terms of any such mortgage or other loan or incurred in any way in connection therewith.

The provisions of this Section shall survive any termination of this Agreement.

SECTION 10.05.          No Recourse as to Authority Officers, Etc.  No recourse under or upon any obligation, covenant or agreement contained herein or in any Bond shall be had against any past, present or future member, officer, employee or agent of the Authority or of any successor of the Authority under any rule of law, statute or constitutional provision, or by enforcement of any assessment or by any legal or equitable proceeding or otherwise, it expressly being agreed and understood that the obligations of the Authority hereunder, and under the Bonds and elsewhere are solely corporate obligations of the Authority to the extent specifically limited in the Act, and that no personal liability whatsoever shall attach to or shall be incurred by such members, officers or employees of the Authority or of any successor of the Authority, or any of them, because of such indebtedness or by reason of any obligation, covenant or agreement contained herein, in the Bonds or implied therefrom.

The provisions of this Section shall survive any termination of this Agreement.

SECTION 10.06.          Reference to Statute or Regulation.  A reference herein to a statute or to a regulation issued by a governmental agency includes the statute or regulation in force as of the date hereof, together with all amendments and supplements thereto and any statute or regulation substituted for such statute or regulation, unless the specific language or the context of the reference herein clearly includes only the statute or regulation in force as of the date hereof.

A reference herein to a governmental agency, department, board, commission or other public body or to a public officer includes an entity or officer which or who succeeds to substantially the same functions as those performed by such public body or officer as of the date hereof, unless the specific language or the context of the reference herein clearly includes only such public body or public officer as of the date hereof.

SECTION 10.07.          Notices.  All notices required or authorized to be given by the Company, the Authority or the Trustee under the Indenture or pursuant to this Agreement shall be in writing and shall be sent by registered or certified mail, postage prepaid, to the following addresses:

34

To the Authority:

Union County Industrial Development Authority
269 Chestnut Street
Mifflinburg, PA 17844
Attention: Edward Frontz, Chairman

with a copy to:

Michael T. Hudock, Esquire
269 Chestnut Street
Mifflinburg, PA 17844

To the Company:

Stabler Companies Inc.
635 Lucknow Road
Harrisburg, PA 17110
Attention: Thomas Minori, Vice President

with a copy to:

Sherill T. Moyer, Esquire
Rhoads & Sinon LLP
One South Market Square, 12th Floor
Harrisburg, PA 17101

To the Trustee:

Allfirst Bank
213 Market Street
Harrisburg, PA 17101
Attention: Corporate Trust Services

To the Placement and Remarketing Agent:

Allfirst Bank
25 South Charles Street, 12th Floor
Baltimore, MD 20201
Attention: Capital Markets and Treasury Division

or to such other addresses as may from time to time be furnished to the parties, effective upon the receipt of notice thereof given as set forth above.  Each of the above agrees that it shall send a duplicate copy or executed copy of all certificates, notices, correspondence or other data and materials required to be sent to one of the above to all other parties.

35

SECTION 10.08.          Applicable Law.  This Agreement shall be deemed to be a contract made in the Commonwealth of Pennsylvania and governed by the laws of the Commonwealth of Pennsylvania.

SECTION 10.09.          Amendments.

(a)           This Agreement may not be amended except by an instrument in writing signed by the parties and, if such amendment occurs after the issuance of any of the Bonds, consented to by the Trustee and the Bank, so long as the Bank is not in default under the Letter of Credit.

(b)           Notwithstanding Section 10.09(a) hereof and assignment of this Agreement to the Trustee or the Bank, this Agreement may be amended, as necessary, to assure compliance with Section 144(a) of the Code (relating to qualified small issue bonds); Section 147 of the Code (relating to certain requirements applicable to private activity bonds); Section 148(d)(3) of the Code (relating to the 150% limitation on investments); Section 148 of the Code (relating to higher yielding investments and the payment of arbitrage rebate); or with such other provisions of the Code as may be applicable to the Bonds, in order that the interest paid and to be paid on the Bonds shall qualify for exclusion from the gross income of the registered owners thereof (other than any Person who is a “substantial user” of the Project Facilities or a “related person” to such a “substantial user,” within the meaning of such terms as used in Section 147(a) of the Code).  Any such amendment shall be in writing and shall be signed by the Company and the Authority.  A copy of each such amendment shall be given to the Trustee and to the Bank.  The Authority, the Company, the Trustee and the Bank may rely conclusively upon an opinion of Bond Counsel as to the necessity of any change relating to qualification of the Bonds as tax-exempt bonds under the Code.

SECTION 10.10.          Term of Agreement; Disposition of Remaining Money.  This Agreement shall remain in full force and effect until such time as all of the Bonds shall have been fully paid or provision made for their payment pursuant to the Indenture, the Indenture shall have been released pursuant to Section 11.01 thereof, and all other sums payable by the Company under this Agreement and the Letter of Credit Agreement shall have been paid, except for those obligations of the Company which, under the terms of this Agreement, shall survive termination hereof.  Upon termination of this Agreement, the Authority shall direct the Trustee to pay over to the Company any money then remaining in the various funds and accounts established under the Indenture which is not required for the payment of the Bonds or other obligations of the Company hereunder or under the Indenture, including the payment of any final installment of arbitrage rebate which may be due and payable with respect to the Bonds; provided, however, that in each case any money remaining in the funds or accounts (other than the Rebate Fund) shall be first paid to the Bank to the extent of any money then due and owing to the Bank from the Company under the terms of the Letter of Credit Agreement.

The provisions of this Section shall survive any termination of this Agreement.

36

SECTION 10.11.          Assignment of Authority’s Rights.

(a)           The Authority, immediately following execution and delivery hereof, shall assign this Agreement and all right, title and interest of the Authority in and to this Agreement and all amounts due and payable by the Company hereunder, except the Unassigned Authority’s Rights, to the Trustee as trustee, IN TRUST, to be held and applied pursuant to the provisions of the Indenture.  The Company: (1) consents to such assignment and accepts notice thereof with the same legal effect as though such acceptance was embodied in a separate instrument, separately executed after execution of such assignment; (2) agrees to pay directly to the Trustee, except as provided in Section 3.04 hereof, all payments to be made by the Company hereunder, all such payments to be made by the Company to the Trustee without any defense, set-off or counterclaim arising out of any default on the part of the Authority under the Agreement or any transaction between the Company and the Authority or between the Company and the Trustee; and (3) agrees that the Trustee may exercise any and all rights and pursue any and all remedies granted the Authority hereunder.

(b)           The Authority, immediately following execution and delivery hereof, shall assign this Agreement and all right, title and interest of the Authority in and to this Agreement and all amounts due and payable by the Company hereunder, except the Unassigned Authority’s Rights, to the Bank as further security for payment and performance of the Company’s “Obligations” under and as defined in the Letter of Credit Agreement, subject, however, to the prior assignment made to the Trustee as contemplated by subsection (a) above.  The Company (1) consents to such assignment and accepts notice thereof with the same legal effect as though such acceptance was embodied in a separate instrument, separately executed after execution of such assignment, and (2) agrees that the Bank may, subject to the superior rights of the Trustee as assignee of the Authority, pursue any and all remedies granted to the Authority hereunder.

SECTION 10.12.          Assignment by Company.  This Agreement may be assigned in whole or in part by the Company without the necessity of obtaining the consent of the Trustee or the owners of the Bonds; provided, however, that any such assignment shall require the prior written consent of the Bank (as long as the Bank is not in default under the Letter of Credit) and the Authority; and further provided that no assignment pursuant to this Section shall be made unless the Company shall first obtain an Opinion of Counsel that such assignment is permitted under the Act and an opinion of Bond Counsel that such assignment will not adversely affect the tax-exempt status of interest on the Bonds under the Code, copies of which shall be furnished to the Authority and the Trustee.  The Company shall, within thirty (30) days after execution thereof, furnish or cause to be furnished to the Authority, the Trustee and the Bank a true and complete copy of each such assignment together with any instrument of assumption.

SECTION 10.13.          Survival of Covenants, Conditions and Representations.  All covenants, conditions, and representations of the Company contained herein that, by nature, implication, or expressly involve performance in any particular manner after the termination of this Agreement or that cannot be ascertained to have been performed until after termination of this Agreement, shall survive said termination.  Without intending to limit the generality of the

37

foregoing, the Company’s covenant to indemnify the Authority and the Trustee, as set forth in Section 4.08 hereof, shall survive any termination of this Agreement.

SECTION 10.14.          Headings.  The captions or headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof.

SECTION 10.15.          Multiple Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original and such counterparts shall constitute but one and the same instrument.

SECTION 10.16.          Consent of Authority.  Whenever the consent of the Authority is given pursuant to the terms of this Agreement, such consent shall create no liability or responsibility upon the Authority, and whenever required, shall not be unreasonably withheld.

SECTION 10.17.          Covenants for Benefit of Bondholders and Bank.  This Agreement is executed in part to induce (a) the purchase by others of the Bonds, and (b) the issuance by the Bank of the Letter of Credit, and the participation by the Bank in the funding of advances under the Letter of Credit.  Accordingly, all covenants and agreements on the part of the Company and the Authority, as set forth in the Agreement, are hereby declared to be for the benefit of the Owners from time to time of the Bonds and for the benefit of the Bank.

38

IN WITNESS WHEREOF, Union County Industrial Development Authority has caused this Agreement to be executed in its name and on its behalf by its (Vice) Chairman and its official seal to be affixed hereunto and attested by its Secretary or Assistant Secretary and Stabler Companies Inc., has caused this Agreement to be executed in its name and on its behalf by an Authorized Representative as of the day and year first above written.

ATTEST:	Union County Industrial Development Authority

/s/	By:	/s/
Secretary	Chairman

(SEAL)

ATTEST:	Stabler Companies Inc.

/s/	By:	/s/
Secretary	President

(CORPORATE SEAL)

39

TRUST INDENTURE

Dated as of May 1,2001

Between

UNION COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

and

ALLFIRST BANK,

as Trustee

$8,465,000 Variable Rate

Demand/Fixed Rate Revenue Bonds

(Stabler Companies Inc.  Project)

Series of 2001

BOND COUNSEL

Rhoads & Sinon LLP
One South Market Square
Harrisburg, Pennsylvania 17101

i

EXHIBIT A	Form of Floating Rate Bond
EXHIBIT B	Form of Fixed Rate Bond
EXHIBIT C	Requisition Form

THIS TRUST INDENTURE, dated as of May 1, 2001, but effective as of the date of the last (by date) of the Acknowledgments attached hereto, by and between the UNION COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY (the “Authority”), a body corporate and politic and a public instrumentality of the Commonwealth of Pennsylvania organized and existing under the Act (which capitalized term and all other capitalized terms and phrases used in this Indenture, including the following recitals and granting clauses, shall have the meanings set forth in Section 1.01 of this Trust Indenture), and ALLFIRST BANK (the “Trustee”), a banking corporation duly organized and existing under the laws of the State of Maryland and authorized to accept and execute trusts of the character herein set out, acting through its corporate trust office located in Harrisburg, Pennsylvania, as trustee.

WITNESSETH:

WHEREAS, the Authority is authorized under the Act to acquire, hold, construct, improve, maintain, own, finance, lease in the capacity of lessor or lessee, or sell industrial, commercial and other projects for the public purpose of alleviating unemployment, maintaining employment at a high level and creating and developing business opportunities, by the construction, improvement, rehabilitation, revitalization and financing of industrial, commercial and specialized facilities in the Commonwealth; and

WHEREAS, the Authority, to accomplish the purposes of the Act, is empowered to extend credit to such employment promoting enterprises in the name of the Authority and in such manner as it may deem proper, for such consideration and upon such terms and conditions as the Authority shall deem reasonable; and

WHEREAS, the Company has requested that the Authority provide a portion of the funds to finance the Project; and

WHEREAS, the Authority has determined that it shall undertake the financing of the Project pursuant to the provisions and requirements of the Act; and

WHEREAS, the Authority has, by resolution of its Board duly adopted on November 21,2000, authorized the issuance of the Bonds for the purpose of financing a portion of the costs of the Project; and

WHEREAS, the Company has caused Allfirst Bank to deliver an irrevocable letter of credit to the Trustee, under which the Trustee shall draw funds with which to pay the principal, interest, purchase price and redemption price of the Bonds as the same become due and payable upon maturity, optional redemption, sinking fund redemption, tender for purchase or acceleration upon an event of default, all as more fully set forth herein and in the Bonds; and

WHEREAS, the Company shall reimburse the Bank for all amounts drawn under the Letter of Credit pursuant to the Letter of Credit Agreement; and

WHEREAS, the Authority has entered into the Loan Agreement with the Company, wherein the Authority will loan the proceeds of the Bonds to the Company and wherein the Company agrees, among other things, to make certain loan payments to the Authority, all as set forth in the Loan Agreement; and

WHEREAS, the Authority has determined to assign, transfer and pledge unto the Trustee, as trustee under this Indenture, all right, title and interest of the Authority in and to the Loan Agreement and sums payable thereunder, except the Unassigned Authority’s Rights; and

WHEREAS, the Authority is authorized by the Act to borrow money, and the Authority deems it necessary to borrow money under and pursuant to provisions of this Indenture for the purposes of, among other things, financing the costs and expenses of the Project (all in accordance with applicable law) and of carrying out its obligations under the terms of the Loan Agreement, and, for that end, the Authority has duly authorized and directed the issuance, sale and delivery of the Bonds to be issued as fully registered bonds; and to secure payment of the principal thereof and the interest and premium, if any, thereon and the performance and observance of the covenants and conditions herein contained, the Authority has authorized the execution and delivery of this Indenture; and

WHEREAS, execution and delivery of this Indenture and the issuance of the Bonds hereunder and under the Act have been duly and validly authorized by resolution of the Board of the Authority duly adopted prior to such execution and delivery; and

WHEREAS, all acts and things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, valid, binding and legal obligations of the Authority in accordance with their terms, and to constitute this Indenture a valid and binding agreement for the security of the Bonds, have been done and performed.

GRANTING CLAUSES AND AGREEMENTS

NOW, THEREFORE, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds issued and sold by the Authority under this Indenture by those who shall own the same from time to time, and of the sum of one dollar, lawful money of the United States of America, duly paid to the Authority by the Trustee at or before the execution and delivery of this Indenture, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of fixing and declaring the terms and conditions upon which the Bonds are to be executed, authenticated, issued, delivered and accepted by all Persons who shall from time to time be or become owners thereof, and in order to secure the payment of the principal of, premium (if any) and interest on, and purchase price of, the Bonds according to their tenor and effect and the performance and observance by the Authority of all the covenants expressed or implied herein and in the Bonds and the payment and performance of all other of the Authority’s obligations, the Authority does hereby grant, bargain, sell, convey, pledge and assign, without recourse, unto the Trustee and unto its successors in the trust forever, and grants to the Trustee and to its successors in the trust, a security interest in all of the following:

GRANTING CLAUSE FIRST

All right, title and interest of the Authority in and to the Loan Agreement and the security granted thereunder and under the Collateral Documents and the Bond Documents, other than the Unassigned Authority’s Rights, including, but not limited to (i) the obligation of the Company under Section 3.03 of the Loan Agreement to make payments at such times and in such amounts as are necessary to pay the principal of, interest on, and redemption premium, if any, with respect to the Bonds and the purchase price thereof when due and payable upon tender of the Bonds for purchase in accordance with their terms, (ii) the present and continuing right to make claim for, collect, receive and receipt for any of the sums, amounts, income, revenues, issues and profits and any other sums of money payable or receivable under the Loan Agreement, the Collateral Documents and the other Bond Documents (except for amounts payable in respect of the Unassigned Authority’s Rights), (iii) the present and continuing right to bring actions and proceedings thereunder or for the enforcement thereof, and (iv) the present and continuing right to do any and all things which the Authority is or may become entitled to do under the Loan Agreement, the Collateral Documents and the other Bond Documents.

GRANTING CLAUSE SECOND

All right, title and interest of the Authority in and to all money and securities from time to time held by the Trustee under the terms of this Indenture; provided, however, that in consideration of the issuance of the Letter of Credit by the Bank, the Authority hereby grants a security interest in the Project Fund to the Bank in order to secure payment of the obligations of the Company under the Letter of Credit Agreement, the rights of the Bank therein being subject and subordinate to the rights of the Trustee and the holders of the Bonds so long as any amount due in respect of the Bonds remains unpaid.

GRANTING CLAUSE THIRD

Any and all other property rights and interests of every kind and nature from time to time hereafter by delivery or by writing of any kind granted, bargained, sold, alienated, demised, released, conveyed, assigned, transferred, mortgaged, pledged, hypothecated or otherwise subjected hereto, as and for additional security herewith, by the Company or any other Person on its behalf or with its written consent or by the Authority or any other Person on its behalf or with its written consent, and the Trustee is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms of this Indenture.

THE BONDS AND THE AUTHORITY’S COVENANTS UNDER THIS INDENTURE ARE SPECIAL, LIMITED OBLIGATIONS OF THE AUTHORITY, PAYABLE SOLELY FROM THE REVENUES AND OTHER MONEY PLEDGED THEREFOR DESCRIBED HEREIN AND IN THE LOAN AGREEMENT, AND ARE NOT IN ANY MANNER GENERAL OBLIGATIONS OF THE AUTHORITY OR OBLIGATIONS OF ANY KIND OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF, AND NEITHER THE GENERAL CREDIT OF THE AUTHORITY NOR THE GENERAL CREDIT OR THE TAXING POWER OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF IS PLEDGED FOR THE PAYMENT OF THE BONDS OR THE PERFORMANCE OF THE AUTHORITY’S COVENANTS UNDER THIS INDENTURE.  NEITHER THE BONDS NOR THIS INDENTURE SHALL BE OR BE DEEMED AN OBLIGATION OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF.  THE OBLIGATION TO REIMBURSE THE BANK FOR DRAWS MADE UNDER THE LETTER OF CREDIT AND OTHER OBLIGATIONS UNDER THE LETTER OF CREDIT AGREEMENT ARE SOLELY OBLIGATIONS OF THE COMPANY.

TO HAVE AND TO HOLD all and singular the Trust Estate with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended so to be, to the Trustee and its successors in trust, forever.

IN TRUST NEVERTHELESS, under and subject to the terms and conditions hereinafter set forth, (a) for the equal benefit, protection and security of the owners of any and all of the Bonds, all of which regardless of the time or times of their issuance or maturity shall be of equal rank, without preference, priority or distinction of any of the Bonds over any other thereof, except as otherwise provided in or pursuant to this Indenture, (b) for securing the observance and performance of the Authority’s obligations and all other conditions, promises, stipulations, agreements, terms and provisions of this Indenture and the uses and purposes herein expressed and declared, and (c) for the benefit of the Bank.

PROVIDED, HOWEVER, that if the Authority, its successors or assigns, well and truly pays, or causes to be paid, the principal of the Bonds issued hereunder and the premium (if any) and interest due or to become due thereon, and the purchase price due and payable upon tender thereof, at the times and in the manner mentioned in the Bonds and as provided herein, according to the true intent and meaning thereof, and shall cause the payments to be made into the Bond Fund as required under Article VI of this Indenture, or shall provide, as permitted hereby, for payment thereof in accordance with Article XI of this Indenture, and shall well and truly keep, perform and observe all of the covenants and conditions pursuant to the terms of this Indenture and all other of the Authority’s obligations to be kept, performed and observed, and shall pay or cause to be paid to the Trustee all sums of money due or to become due in accordance with the terms and provisions of this Indenture, then upon such final payments or deposits as provided in Article XI of this Indenture, and upon the termination of the Loan Agreement, the right, title and interest of the Trustee in and to the Trust Estate shall cease, terminate and be void, and the Trustee shall thereupon assign, transfer, and turn over the Trust Estate to the Bank; provided, that if the Trustee shall have received written evidence from the Bank that all obligations of the Company under the Letter of Credit Agreement have been satisfied and that the Letter of Credit Agreement has been terminated, or if no Bank shall then exist, the Trust Estate shall be assigned, transferred and turned over to the Company; and the Trustee shall execute and deliver to the Authority, the Bank and the Company, as appropriate, such instruments in writing as shall be requisite to evidence such transfer of the Trust Estate.  Upon the Trustee’s assignment, transfer and turning over to the Bank or the Company, as appropriate, of the Trust Estate pursuant to the provisions of Article XI of this Indenture, the Trustee shall have no further duties, responsibilities or obligations under and pursuant to this Indenture, except as may be provided in said Article.

AND IT IS EXPRESSLY DECLARED that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all of the Trust Estate hereby pledged is to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes hereinafter expressed, and the Authority has agreed and covenanted and intending to be legally bound does hereby agree and covenant with the Trustee and with the respective Owners from time to time of the Bonds, or any part thereof as follows:

ARTICLE I

DEFINITIONS: CONTENT OF CERTIFICATES AND OPINIONS; TIME OF DAY

SECTION 1.01.  Definitions.  Unless the context otherwise requires, the terms and phrases defined in this Section shall, for all purposes of this Indenture, the recitals to, this Indenture, any indenture supplemental to this Indenture and any certificate, opinion or other document herein mentioned, have the meanings specified in this Article.

“Accountant” means any firm of independent certified public accountants (not an individual) selected by the Company and acceptable to the Bank.

“Act” means the Economic Development Financing Law of the Commonwealth, the Act of August 23,1967, P.L.  251, as amended and supplemented, 73 P.S.  §§371 et seq.

“Additional Payments” means any payments required to be made by the Company pursuant to the Loan Agreement which are not required to be (i) applied to the payment of scheduled debt service on the Bonds or (ii) reimbursed to the Bank for money drawn on the Letter of Credit to pay debt service on the Bonds.

“Administrative Expenses” means those expenses of the Authority and the Bank which are properly chargeable to the Company on account of the Bonds and the Bond Documents as administrative expenses under Generally Accepted Accounting Principles and include, without limiting the generality of the foregoing, the following: (a) fees and expenses of the Trustee, the Tender Agent, the Authority, the Bank and the Placement and Remarketing Agent; and (b) fees and expenses of professional advisors to the Authority, the Bank, the Trustee, the Tender Agent and the Placement and Remarketing Agent reasonably necessary and fairly attributable to the Project, the Project Facilities or the Bonds, including without limiting the generality of the foregoing, fees and expenses of counsel to the Authority, the Trustee, the Tender Agent, the Bank or the Placement and Remarketing Agent.

“Authority” means the Union County Industrial Development Authority, an industrial and commercial development authority organized and existing under the Act, and its successors and assigns.

“Authority Board” means the governing body of the Authority at any given time.

“Authority Officer” means the Chairman, Vice Chairman, Secretary or Assistant Secretary of the Authority and, when used with reference to an act or document, also means any other Person authorized by resolution of the Authority to perform such act or sign such document.

“Authorized Representative” means with respect to the Company, the President or a Vice President of the Company, or any other Person designated as an Authorized Representative of the Company by a Certificate of the Company signed by the Secretary or Assistant Secretary of the Company and filed with the Trustee.

“Available Money” means (i) money derived from drawings under the Letter of Credit, (ii) money held by the Trustee in funds and accounts established under this Indenture for a period of at least one hundred twenty-four (124) days and not commingled with any money so held for less than said one hundred twenty-four (124) day period, provided that during and prior to such period no petition in bankruptcy was filed by or against the Company or the Authority under the Bankruptcy Code or any applicable state bankruptcy or insolvency law, unless such petition was dismissed and all applicable appeal periods have expired without an appeal having been filed, (iii) investment income derived from the investment of money described in clauses (i) or (ii) of this definition, or (iv) any other money, if the Trustee and the Bank have received an opinion of Bankruptcy Counsel to the effect that payment of the principal, interest, purchase price or redemption price of the Bonds, as applicable, with such money would not, in the event of bankruptcy of the Authority, the Company, any affiliate of the Company or other payor, constitute a voidable preference under the Bankruptcy Code or any applicable state bankruptcy or insolvency law.

“Bank” means, initially, Allfirst Bank, a state chartered banking corporation organized under the laws of the State of Maryland, with an office located in Baltimore, Maryland, as issuer of the Letter of Credit, and its lawful successors and assigns in that capacity, and, if a Substitute Letter of Credit is issued and outstanding, the issuer of such Substitute Letter of Credit and its lawful successors and assigns in that capacity.

“Bankruptcy Code” means the Federal Bankruptcy Code, 11 U.S.C. §101 et seq., as amended and supplemented from time to time.

“Bankruptcy Counsel” means Counsel experienced in matters relating to the Bankruptcy Code who is not unacceptable to the Trustee.

“Bond Counsel” means Rhoads & Sinon LLP, Harrisburg, Pennsylvania, or such other attorney at law or firm of attorneys at law of nationally recognized standing in matters pertaining to bonds issued by states and their political subdivisions (including the status of the interest paid thereon for federal income tax purposes), duly admitted to the practice of law before the highest court of any state, district or territory of the United States of America.

“Bond Documents” means any or all of the Loan Agreement, this Indenture, the Tender Agent Agreement, the Placement and Remarketing Agreement, and all documents, certificates and instruments executed in connection therewith.

“Bond Fund” means the fund created in Section 6.01 of this Indenture.

“Bond Register” means the books and records, whether in printed or electronic form, maintained by the Bond Registrar for the purpose of recording ownership, transfer of ownership, and exchange of Bonds.

“Bond Registrar” means, initially, the Trustee or the Tender Agent, acting in the capacity of bond registrar or co-bond registrar for the Bonds, and, if at any time another bank, bank and trust company, trust company or national banking association shall be appointed by the Authority to succeed the Trustee or the Tender Agent in such capacity, such successor bond registrar for the Bonds.

“Bonds” means the Variable Rate Demand/Fixed Rate Revenue Bonds (Stabler Companies Inc.  Project), Series of 2001, of the Authority authorized to be issued under this Indenture in the aggregate principal amount of $8,465,000.

“Business Day” shall mean any day other than (i) a Saturday or Sunday, or (ii) a legal holiday on which banking institutions in the city in which the Designated Office of the Trustee is located, or the city in which the principal office of the Bank is located are authorized or required by law to close, or (iii) a day on which the New York Stock Exchange is closed; provided, however, that on or prior to the Conversion Date, any day on which banking institutions in the city in which the Delivery Office of the Tender Agent is located are authorized or required by law to close shall also not be a “Business Day.”

“Certificate,” “Statement,” “Request,” “Requisition,” and “Order” means (a) with respect to the Authority, a written certificate, statement, request, requisition or order signed in the name of the Authority by an Authority Officer, or (b) with respect to the Company, a written certificate, statement, request, requisition or order signed by an Authorized Representative of the Company.  Any such instrument and supporting opinions or representations, if any, may, but need not, be combined in a single instrument with any other instrument, opinion or representation, and the two or more so combined shall be read and construed as a single instrument.  If and to the extent required by Section 1.02 of this Indenture, each such instrument shall include the statements provided for in such Section 1.02.

“Certified Resolution of the Authority” means a copy of a resolution of the Authority Board certified by the Secretary or the Assistant Secretary of the Authority, or other officer serving in a similar capacity, under its corporate seal, to have been duly adopted by the Authority Board and to be in full force and effect as of the date of such certification.

“Certified Resolution of the Company” means a copy of the resolution or other appropriate action of the Company certified by the Secretary or Assistant Secretary of the Company, under its corporate seal, to have been duly adopted by the Board of Directors of the Company or an appropriate committee thereof and to be in foil force and effect as of the date of such certification.

“Clearing Fund” means the fund established by that name pursuant to Section 3.03 of this Indenture.

“Closing Date” means May 2,2001, or such other date which shall be the date of the execution and delivery of the Loan Agreement and the other Bond Documents and the issuance and delivery of the Bonds.

“Code” means the Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder.

“Collateral” means all of the rights and assets of the Company or any other Person in which the Authority or the Trustee is now or hereafter granted a lien or security interest to secure the performance of (i) the Company’s obligations under the Loan Agreement or any of the Bond Documents or (ii) the obligations of the Authority hereunder or under the Bonds.

“Collateral Documents” means all documents (if any) executed and delivered or to be executed and delivered under which the Authority or the Trustee is granted a lien or security interest in any of the rights and assets of the Company or any other Person in order to secure the performance of the Company’s obligations under the Loan Agreement or any other Bond Documents or the obligations of the Authority hereunder or under the Bonds.

“Commonwealth” means the Commonwealth of Pennsylvania.

“Company” means Stabler Companies Inc., a Pennsylvania corporation with its principal office at 635 Lucknow Road, Harrisburg, PA 17110.

“Completion Date” means the date of completion of the Project, as that date shall be certified as provided in Section 2.03 of the Loan Agreement.

“Conversion Date” means the Business Day on or after June 1,2001, selected as the day on which the interest rate on the Bonds shall be converted from the Floating Rate to the Fixed Rate pursuant to the exercise of the Conversion Option.

“Conversion Option” means the option granted to the Company in Section 5.01 of this Indenture, pursuant to which the interest rate on the Bonds may be converted from the Floating Rate to the Fixed Rate as of the Conversion Date.

“Cost” or “Costs” means any cost in respect of the Project permitted to be financed with proceeds of the Bonds under the Act and the Code.

“Counsel” means an attorney-at-law or law firm (who may be counsel for the Company or for the Authority) not unsatisfactory to the Trustee.

“Country” means the County of Union, Pennsylvania.

“Debt Service Requirements” means, with respect to the Bonds and with reference to a particular, specified period:

(a)                                  amounts required to be paid into any mandatory sinking fund (or to applied to optional redemption of Bonds at the direction of the Bank) account for Bonds during such period; and

(b)                                 amounts needed to pay the principal of Bonds maturing during such period and not to be redeemed prior to maturity from amounts on deposit in any mandatory sinking fund or similar bond redemption or retirement account; and

(c)                                  interest payable on Bonds during such period, excluding capitalized interest and interest payable from amounts on deposit with the Trustee and available for payment thereof.

“Delivery Office” means the office of the Tender Agent designated by it in the Tender Agent Agreement as the place where Bonds shall be tendered for purchase or such other office of the Tender Agent as it may from time to time designate for such purpose by written notice to the Owners of Bonds, the Trustee, the Bank, the Placement and Remarketing Agent and the Authority.

“Demand Purchase Notice” means a notice delivered pursuant to subparagraph (i) of Section 5.04 of this Indenture.

“Demand Purchase Option” means the option granted to Owners of Bonds to require that Bonds be purchased prior to the Conversion Date in accordance with the terms and conditions set forth in Section 5.04 of this Indenture.

“Designated Office” means, with respect to the Trustee, its corporate trust office in the City of Harrisburg, Pennsylvania or such other office (or offices) of the Trustee as the Trustee may from time to time designate by written notice to the Owners of the Bonds, the Bank, the Placement and Remarketing Agent and the Authority as the place (or places) at which Bonds may be presented or surrendered for payment upon maturity or redemption or for exchange or registration of the transfer of ownership.

“Determination Date” means, with respect to any Floating Rate Bonds, each Friday or, if such Friday is not a Business Day, the next succeeding Business Day.

“Determination of Taxability” means, with respect to any Bond, a determination that interest thereon must be included in the gross income of the Holder thereof (if such Holder is other than a “substantial user” of the Project Facilities or a “related person” to such a “substantial user,” within the meaning of Section 147(a) of the Code); a “Determination of Taxability” shall be deemed to have been made upon the earliest of any of the following dates:

(i)                                     the date on which the Company files with the Trustee a statement to the effect that an Event of Taxability has occurred, if such statement is supported by one or more tax schedules, returns or documents that disclose that such an Event of Taxability has occurred;

(ii)                                  the date on which the Company or the Trustee is advised by private ruling, technical advice or any other written communication from any authorized official of the Internal Revenue Service that, based upon any filing of the Company or any other person or entity, or upon any review or audit of the Company or any other person or entity, or upon any other grounds whatsoever, an Event of Taxability has occurred;

(iii)                               the date on which the Trustee or the Company is advised that a court of competent jurisdiction has issued a final order, declaration, ruling or judgment to the effect that an Event of Taxability has occurred;

(iv)                              the date on which the Trustee receives written notice from any owner of Bonds that such owner has received a written assertion or claim by any authorized official of the Internal Revenue Service that an Event of Taxability has occurred; or

(v)                                 the date on which the Trustee is notified that the Internal Revenue Service has issued any private ruling, technical advice or any other written communication, with or to the effect that an Event of Taxability has occurred with respect to the Bonds;

provided, however, that (a) no Determination of Taxability described in either clause (i) or clause (v) of this definition shall be deemed to have occurred unless the Trustee shall have received a written opinion of Bond Counsel who is satisfactory to the Bank and the Company and not unsatisfactory to the Trustee, in form and substance satisfactory to the Bank and the Company and not unsatisfactory to the Trustee, to the effect that an Event of Taxability has occurred; and (b) no Determination of Taxability described in any of clauses (i), (ii), (iii), (iv) or (v) of this definition shall be deemed to have occurred until 180 days shall have elapsed from the date described in such clause above without such Determination of Taxability having been rescinded or canceled.

“DTC” means The Depository Trust Company.

“Event of Default” means any of the events specified in Section 8.01 of this Indenture.

“Event of .Taxability” means, with respect to any Bond, a change of law or regulation, or the interpretation thereof, or the occurrence of any other event or the existence of any other circumstances (including without limitation the fact that any representations or warranties of the Company or the Authority made in connection with the issuance of the Bonds is or was untrue or that a covenant of the Company has been breached) that has the effect of causing interest payable on any Bond to be included in gross income for federal income tax purposes under Section 103 of the Code other than by reason that such interest (i) is included in the gross income of an owner or former owner of any Bond while such owner or former owner is or was a “substantial user” or a “related person” to a “substantial user” (as such terms are used in Section 147(a)(l) of the Code) of the Project Facilities or (ii) is deemed an item of tax preference, including without limitation an item subject to any alternative minimum tax.

“Fiscal Year” means the period of twelve (12) consecutive months beginning January 1 of each year, or such other period of twelve consecutive months established by the Company as its fiscal year.

“Fixed Rate” means the interest rate in effect on any Bonds from and after the Conversion Date, as said rate is determined in accordance with Section 2.02(D) of this Indenture.

“Fixed Rate Bonds” means Bonds which bear interest at the Fixed Rate.

“Fixed Rate Period” means the period during which the Bonds bear interest at the Fixed Rate.

“Floating Rate” means a variable rate of interest equal to the minimum interest rate necessary, in the sole judgment of the Placement and Remarketing Agent, to sell the Bonds on the applicable Determination Date at a price equal to the principal amount thereof, exclusive of any accrued interest, as such rate of interest is determined for each Weekly Period, beginning with the Weekly Period commencing on the Series Issue Date and ending with the Weekly

Period ending on the day preceding the Conversion Date, in accordance with Section 2.02(C) of this Indenture.

“Floating Rate Bonds” means Bonds which bear interest at the Floating Rate.

“Generally Accepted Accounting Principles” means those accounting principles applicable in the preparation of financial statements of business corporations or governmental authorities, as appropriate, as promulgated by the Financial Accounting Standards Board or such other body recognized as authoritative by the American Institute of Certified Public Accountants or any successor thereto.

“Government Obligations” means direct obligations of (including obligations issued or held in book entry form), or obligations the principal of and interest on which are unconditionally guaranteed as to full and timely payment by, the United States of America.

“Indenture” means this Indenture, as originally executed or as it may be supplemented, modified or amended from time to time by any Supplemental Indenture or Supplemental Indentures.

“Interest Payment Date” means, with respect to the Bonds, (a) prior to the Conversion Date, the first day of every calendar month, commencing June 1, 2001, or.  if such day is not a Business Day, the next succeeding Business Day, and (b) from and after the Conversion Date, the first day of the sixth month following the Conversion Date and each anniversary thereof and the first day of the twelfth month following the Conversion Date and each anniversary thereof, commencing on the first of such dates to occur following the Conversion Date.

“Investment Securities” means any of the following which at the time are legal investments under the laws of the Commonwealth for the money held under this Indenture then proposed to be invested:

(i)                                     Government Obligations;

(ii)                                  bonds, debentures, notes or other evidences of indebtedness issued by any agency or other governmental or other government-sponsored agencies which may be hereafter created by the United States of America, provided, however, that the full and timely payment of the securities issued by each such agency or government sponsored agency is secured by the full faith and credit of the United States of America;

(iii)                               certificates of deposit of, or time deposits in, any bank (including the Trustee) or savings and loan association having securities rated at the time of purchase or acquisition in one of the three highest rating categories of Moody’s or S&P;

(iv)                              certificates which evidence ownership of the right to the payment of the principal of and interest on obligations described in clauses (i) or (ii) of this definition, provided that such obligations are held in the custody of a bank or trust company acceptable to the Trustee in a special account separate from the general assets of such custodian;

(v)                                 obligations which are rated at the time of purchase in one of the two highest rating categories of Moody’s and the interest on which is not included in gross income for federal income tax purposes and the timely payment of the principal of and interest on which is fully provided for by the deposit in trust or escrow of cash or obligations described in clauses (i) or (ii) of this definition;

(vi)                              guaranteed investment contracts or other similar financial instruments with a commercial bank, insurance company or other financial institution whose long term debt obligations are rated at the time of purchase in one of the three highest rating categories by Moody’s;

(vii)                           any investment approved in writing by the Bank and each Rating Agency, if any, then maintaining a credit rating on the Bonds;

(viii)                        securities of the type described in clauses (i) or (ii) of this definition purchased under or otherwise subject to an agreement by a registered broker/dealer subject to the Securities Investors Protection Corporation jurisdiction or a financial institution insured by the Federal Deposit Insurance Corporation to purchase the same from the Trustee on a future date or dates at a determinable price, if such broker/dealer or financial institution has an uninsured, unsecured and unguaranteed obligation rating at the time of purchase of “PI” or “A-3” or better by Moody’s and “A-l” or “A-” or better by S&P, provided: (1) a master repurchase agreement or specific written repurchase agreement governs the transaction; (2) the obligations are held by the Trustee (or an independent third party acting solely as agent for the Trustee, provided that such third party agent (A) is a Federal Reserve Bank or a bank that is a member of the Federal Deposit Insurance Corporation and has combined capital, surplus, and undivided profits of not less than $50,000,000 and (b) has provided written confirmation to the Trustee that it holds such securities solely as agent for the Trustee and free of any lien or claims of any third party) free and clear of any lien or claims by a third party; (3) a perfected security interest under the Uniform Commercial Code or the book-entry procedures prescribed at 31 CFR 306.1 et seq.  or 31 CFR 350.0 et seq.  is created in such securities for the benefit of the Trustee (or for the benefit of such independent third party as agent for the Trustee); and (4) the applicable repurchase agreement provides that the underlying securities shall be valued at least monthly and that the fair market value of the underlying securities in relation to the amount of the repurchase obligation, including principal and interest, shall at all times of valuation be equal to at least 103%, failing which the Trustee shall be authorized to sell the underlying securities;

(ix)                                money market funds investing in Investment Securities of the kind specified in clauses (i) or (ii) of this definition and repurchase agreements with respect to such kinds of Investment Securities, including any proprietary mutual fund of the Trustee or for which the Trustee or an affiliate of the Trustee serves as financial advisor or provides other services and receives reasonable compensation therefor;

(x)                                   commercial paper that is rated at the time of purchase in the single highest classification, “A-1+” by S&P and “P-l” by Moody’s, and that matures not more that 270 days after the date of purchase; and

(xi)                                any other investment, security or obligation constituting a permitted investment under applicable law for the particular funds involved, provided that the Bank and each Rating Agency (if any) then maintaining a credit rating on the Bonds consent to the investment of such funds in such security or obligation.

“Issuance Costs” means costs of issuing or carrying the Bonds, including underwriter’s spread or Placement and Remarketing Agent’s placement fee; fees of bond counsel, underwriter’s or Placement and Remarketing Agent’s counsel, issuer’s counsel, company counsel and other specialized counsel incurred in connection with the issuance of the Bonds or the borrowing of the proceeds thereof by the Company; financial advisor fees incurred in connection with the borrowing; rating agency fees, trustee fees, paying agent and certifying and authenticating agent fees related to issuance of the Bonds; accountant fees related to issuance of the Bonds; printing costs (for the Bonds and of preliminary and final offering or disclosure materials); costs incurred in connection with the required public approval process (including costs for advertising public hearings and meetings and conducting the same); and costs of engineering and feasibility studies necessary to the issuance of the Bonds (as opposed to such studies related solely to completion of the Project, and not to the financing), but not bond insurance premiums or credit enhancement fees to the extent that the same are qualified to be treated as interest expense under federal tax regulations relating to tax-exempt bonds.

“Letter of Credit” means the irrevocable direct pay letter of credit issued by the Bank pursuant to the provisions of the Letter of Credit Agreement, or, in the event of delivery of a Substitute Letter of Credit, such Substitute Letter of Credit.

“Letter of Credit Agreement” means the Letter of Credit Agreement dated for convenience as of May 1, 2001, by and among the Company and Allfirst Bank, as issuer of the initial Letter of Credit, as the same may be amended or supplemented, and any other, similar agreement subsequently entered into by the Company and the Bank in connection with the issuance of any Substitute Letter of Credit, and all amendments and supplements thereto, whichever shall at the time be in effect.

“Letter of Credit Termination Date” means the later of (i) the date upon which the Letter of Credit shall expire or terminate pursuant to its terms, or (ii) the date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance and delivery of a Substitute Letter of Credit to the Trustee.

“Loan Agreement” means the Loan Agreement, dated for convenience as of May 1, 2001, between the Authority and the Company, together with all supplements thereto made and delivered in accordance with the terms and provisions thereof and of this Indenture.

“Mandatory Tender Date” means a date upon which Bonds are subject to mandatory tender in accordance with terms of Section 5.03 hereof.

“Mandatory Tender Notice” means the notice required to be given in connection with a mandatory tender of Bonds in accordance with provisions of Section 5.03 hereof.

“Maturity Date” means, with respect to the Bonds, May 1, 2022.

“Maximum Rate” means the lesser of (i) twelve percent (12%) per annum or (ii) the highest rate permitted by applicable law.

“Moody’s” means Moody’s Investors Service, a corporation organized and existing under the laws of the State of Delaware, its successors and assigns, or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, any other nationally recognized securities rating agency designated by the Authority with the approval of the Company.

“Net Proceeds.” when used with respect to any insurance proceeds or any condemnation award (including any amount received as consideration for a deed in lieu of condemnation), means the amount remaining after deducting all expenses (including attorneys’ fees and disbursements) incurred in the collection of such proceeds or award from the gross amount of such insurance proceeds or condemnation award.

“Obligation Termination Date” means the date on which the Bank delivers to the Trustee a certificate to the effect that all obligations owing to the Bank under the Letter of Credit Agreement have been paid in full.

“Officers’ Certificate” means, with respect to the Authority, a certificate duly executed by its Chairman, Vice Chairman, Secretary, Assistant Secretary, Treasurer, Assistant Treasurer or Authorized Officer under its corporate seal and, with respect to the Company, a certificate duly executed by an Authorized Representative of the Company, whether or not under its corporate seal.

“Opinion of Counsel” means a written opinion of Counsel selected by the Authority, the Company or the Trustee, as the context shall indicate.  If and to the extent required by the provisions of Section 1.02 of this Indenture, each Opinion of Counsel shall include in substance the statements provided for in such Section 1.02.

“Optional Tender Date” means a date upon which Bonds are subject to tender for purchase at the option of the Holders thereof in accordance with provisions of Section 5.04 hereof.

“Outstanding” means, when used as of any particular time with reference to Bonds and subject to the provisions of Section 12.10, all Bonds theretofore, or thereupon being, authenticated and delivered by the Trustee under this Indenture, except (1) Bonds theretofore canceled by the Trustee or surrendered to the Trustee for cancellation; (2) Bonds with respect to which all liability of the Authority shall have been discharged in accordance with Section 11.02, including Bonds (or portions of Bonds) referred to in Section 12.10; and (3) Bonds for the transfer or exchange of which, or in lieu of or in substitution for which, other Bonds shall have been authenticated and delivered by the Trustee pursuant to this Indenture.

“Owner,” “Holder” or “Bondholder” means, with respect to any Bond, the Person in whose name ownership of such Bond is registered on the Bond Register.

“Person” means an individual, corporation, firm, association, partnership, trust, or other legal entity or group of entities, including a governmental entity or any agency or political subdivision thereof.

“Placement and Remarketing Agent” means Allfirst Bank;

“Placement and Remarketing Agreement” means the Bond Placement and Remarketing Agreement, dated May 2, 2001, by and among the Authority, the Company and the Placement and Remarketing Agent, relating to the initial placement of, and subsequent remarketing of, the Bonds by the Placement and Remarketing Agent with one or more initial purchasers thereof

“Pledge Agreement” means (i) the Pledge and Security Agreement dated for convenience as of May 1, 2001, by and between the Bank and the Company, as the same may be amended or supplemented, or (ii) any similar agreement subsequently entered into by the Company and the issuer of a Substitute Letter of Credit, and all amendments and supplements thereto, whichever shall at the time be in effect.

“Pledged Bonds” means any Bonds which shall, at the time, be held in pledge for the benefit of the Bank by the Pledged Bonds Custodian pursuant to the Pledge Agreement.

“Pledged Bonds Custodian” means the Tender Agent, acting as custodian for the Pledged Bonds under the terms and conditions of the Pledge Agreement, or such other bank or bank and trust company at the time serving as successor to the Tender Agent in such capacity.

“Project” means:  (1) the installation of a 450 to 500 ton per hour aggregate (stone based paving and related materials manufacturing) crushing plant at the quarrying facilities owned and operated by Stabler Companies Inc.  (the “Beneficiary”), on the Project Property; (2) the installation of a 400 ton per hour drum mix asphalt plant at the same location and (3) the payment of a portion of the costs and expenses of such financing, together with any additional undertakings to be financed in whole or in part with the proceeds of the Bonds under the terms and conditions set forth in Section 5.04 of the Loan Agreement or any amendment or supplement to the Loan Agreement duly executed in accordance with the terms hereof and of the Loan Agreement.

“Project Facilities” means, collectively, the Project Property, the building, fixtures, equipment, machinery and other facilities located or to be located on the Project Property, including the improvements, equipment, furnishings and other property acquired, constructed, installed, purchased or refinanced, in whole or in part, with the proceeds of the Bonds as part of the Project.

“Project Fund” means the fund established by that name pursuant to Article VI of this Indenture.

“Purchase Date” means (a) with respect to the mandatory tender of Bonds for purchase in connection with an exercise of the Conversion Option, the date established as the Conversion Date in accordance with the provisions of Section 5.01, (b) with respect to any mandatory tender for purchase pursuant to Section 5.03 in connection with the delivery of a

Substitute Letter of Credit, the Substitution Date, and (c) with respect to an optional tender for purchase of a Floating Rate Bond by the Owner thereof, the Business Day designated by such Owner as the date for purchase of such Bond (or the designated portion thereof) in the Demand Purchase Notice delivered in accordance with Section 5.04.

“Purchase Price” means an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered for purchase pursuant to Sections 5.01, 5.03 or 5.04 of this Indenture, plus accrued and unpaid interest thereon to the applicable Purchase Date.

“Project Property” means that certain parcel or those certain parcels of real property in the Township of Buffalo, Union County, Pennsylvania, as more fully described in the Loan Agreement, the Letter of Credit Agreement and the Collateral Documents.

“Rating Agency” means Moody’s, when the Bonds are rated by Moody’s, and S&P, when the Bonds are rated by S&P.

“Rebate Consultant” shall mean a firm of investment bankers, a financial advisory firm, a law firm, a certified public accountant, or a firm of certified public accountants which is not unsatisfactory to the Company, the Authority or the Trustee and which is experienced in the calculation of amounts required to be rebated to the United States under Section 148(f) of the Code.

“Rebate Fund” means the fund by that name established pursuant to the provisions of Section 6.13 of this Indenture.

“Record Date” means, with respect to any Interest Payment Date on or prior to the Conversion Date, the Business Day next preceding such Interest Payment Date and, with respect to any Interest Payment Date after the Conversion Date, the fifteenth (15th) calendar day next preceding such Interest Payment Date.

“Placement and Remarketing Agent” means, initially, Allfirst Bank, in its capacity as Placement and Remarketing Agent for the Bonds under the terms of the Indenture, and from time to time such other Person or Persons, singly or collectively, as may have been duly appointed by the Company and approved in writing by the Authority to serve as Placement and Remarketing Agent or successor Placement and Remarketing Agent for the Bonds and at the time serving in such capacity.

“Placement and Remarketing Agreement” means the Placement and Remarketing Agreement, dated for convenience as of May 1, 2001, by and between the Company and Allfirst Bank, with respect to the remarketing of Bonds tendered for purchase in accordance with this Indenture, as the same may be amended or supplemented, and any other, similar agreement subsequently entered into between the Company and the Placement and Remarketing Agent, and all amendments and supplements thereto, whichever shall at the time be in effect.

“Revenues” means all amounts received by the Authority, or by the Trustee for the account of the Authority, pursuant or with respect to the Loan Agreement, and all amounts received by the Authority or by the Trustee with respect to the Letter of Credit, including without limiting the generality of the foregoing, payments under the Loan Agreement (including both timely and delinquent payments and late charges, irrespective of the source from which paid), prepayments, insurance proceeds, condemnation proceeds, and all interest, profits or other income derived from the investment of amounts in any fund or account established pursuant to this Indenture (exclusive of the Rebate Fund).

“Series Issue Date” means May 2,2001, i.e., the date on which the Bonds are issued and delivered to the original purchasers) in exchange for the purchase price thereof.

“S&P” means Standard & Poor’s Corporation, a division of The McGraw-Hill Companies, its successors and assigns, or, if such organization shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, such securities rating agency as shall be designated by the Authority with the approval of the Company.

“Special Interest Payment Date” means, with respect to the payment of any overdue interest on Bonds, the date established by the Trustee for the payment of such overdue interest.

“Special Record Date” means the record date for the payment of overdue interest on Bonds established by notice mailed by the Trustee on behalf of the Authority not less than fifteen (15) days preceding such Special Record Date and not less than twenty (20) days, but not more than thirty (30) days, prior to the Special Interest Payment Date.  Such notice shall be mailed to the Persons in whose name the Bonds are registered at the close of business of the Trustee on the fifth (5th) day preceding the date of mailing.

“Substitute Bank” means a commercial bank, bank and trust company, national bank, savings and loan association or savings bank organized and doing business in the United States or a branch or agency of a foreign commercial bank located and doing business in the United States and subject to regulation by state or federal banking regulatory authorities.

“Substitute Letter of Credit” means a letter of credit delivered to the Trustee in accordance with Section 4.07 of the Loan Agreement (i) issued by the Bank or a Substitute Bank the long-term unsecured debt of which shall then have been assigned a credit rating by Moody’s of not lower than the lower of the then current rating on the Bonds and “Aa3,” (ii) replacing any existing Letter of Credit, (iii) dated no later than the date of the expiration or replacement of the Letter of Credit for which the same is to be substituted, (iv) stated to expire on a date which is at least ten (10) days after an Interest Payment Date for the Bonds, and (v) issued with substantially identical terms and conditions as the then existing Letter of Credit, except that the stated amount of the Substitute Letter of Credit shall equal the sum of (A) the aggregate principal amount of Bonds at the time Outstanding, plus (B) an amount equal to (i) prior to the Conversion Date, interest computed at the Maximum Rate on all Bonds at the time Outstanding for the minimum number of days required by Moody’s to maintain the then-current rating on the Bonds; and (ii) from and after the Conversion Date, interest for the minimum number of days required by the Rating Agency to maintain the then-current rating on the Bonds (or if the then current rating is a short-term rating, the comparable long-term rating), or, if there is no Rating Agency then maintaining a credit rating on the Bonds, for 210 days, computed at the Fixed Rate on all Bonds at the time Outstanding.

“Substitution Date” shall mean the date on which the Company delivers a Substitute Letter of Credit to the Trustee in accordance with the terms and conditions of Section 4.07 of the Loan Agreement.

“Supplemental Indenture” means any indenture hereafter duly authorized and entered into between the Authority and the Trustee supplementing, modifying or amending this Indenture, but only if and to the extent that such Supplemental Indenture is specifically authorized hereunder.

“Tax Compliance Agreement” means the Tax Compliance Agreement and Certificate dated for convenience as of May 2, 2001, by and between the Authority, the Company, and the Trustee.

“Tender Agent” means Allfirst Bank, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor Tender Agent at the time serving as successor tender agent hereunder and under the Tender Agent Agreement.

“Tender Agent Agreement” means the Tender Agent Agreement dated for convenience as of May 1,2001, among the Company and the Tender Agent, as tender agent for the Bonds, as the same may be amended or supplemented, and any other, similar agreement subsequently entered into between the Company and the Tender Agent, and all amendments and supplements thereto which shall at the time be in effect.

“Trust Estate” means all property rights and interests transferred, assigned, or otherwise pledged to the Trustee and the Bank pursuant to the Granting Clauses of this Indenture, excluding, however, the money on deposit from time to time in the Rebate Fund pursuant to Section 6.13 of this Indenture.

“Trustee” means Allfirst Bank, as trustee, and its successors in the trust hereunder.

“Unassigned Authority’s Rights” means the Authority’s rights to receive payment of its Administrative Expenses and Additional Payments (to the extent payable directly to the Authority) and the Authority’s rights to indemnification.

“Undelivered Bonds” means any Bonds subject to purchase pursuant to Sections 5.01, 5.03 or 5.04 of this Indenture which the Owners have failed to deliver for purchase on the applicable Purchase Date in accordance with the terms and provisions of such Sections.

“United States” means the United States of America.

“Unremarketed Bonds” means Bonds which have been purchased pursuant to Sections 5.01,5.03 or 5.04 of this Indenture but which have not been remarketed.

“Weekly Period” means the seven-day period commencing on Friday and ending on and including Thursday of the following calendar week, except that the first Weekly Period with respect to the Bonds shall commence on the Series Issue Date and end on and include the following Thursday, and (ii) the last Weekly Period preceding a conversion of the interest rate on the Bonds from the Floating Rate to a Fixed Rate shall end on and include the last day prior to the Conversion Date.

SECTION 1.02.  Content of Certificates and Opinions.  The Trustee may, but shall not be obligated to, require that every certificate or opinion provided for in this Indenture with respect to compliance with any provision of this Indenture shall include (1) a statement to the effect that the Person making or giving such certificate or opinion has read such provision and the definitions herein relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the certificate or opinion is based; (3) a statement to the effect that such Person has made or caused to be made such examination or investigation as is necessary, in such Person’s opinion, to enable such Person to express an informed opinion with respect to the subject matter referred to in the instrument to which such Person’s signature is affixed; (4) a statement of the assumptions upon which such certificate or opinion is based, and that such assumptions are reasonable; and (5) a statement as to whether, in the opinion of such Person, such provision has been complied with.

Any such certificate or opinion made or given by an officer of the Authority or the Company may be based, insofar as it relates to legal or accounting matters, upon a certificate or opinion of or representation by Counsel or an Accountant, unless such officer knows, or in the exercise of reasonable care should have known, that the certificate, opinion or representation with respect to the matters upon which such certificate or statement may be based, as aforesaid, is erroneous.  Any such certificate or opinion made or given by Counsel or an Accountant may be based, insofar as it relates to factual matters (with respect to which information is in the possession of the Authority or the Company as the case may be) upon a certificate or opinion of or representation by an officer of the Authority or the Company, unless such Counsel or Accountant knows, or in the exercise of reasonable care should have known, that the certificate or opinion or representation with respect to the matters upon which such Person’s certificate or opinion or representation may be based, as aforesaid, is erroneous.  The same officer of the Authority or the Company, or the same Counsel or Accountant, as the case may be, need not certify to all of the matters required to be certified under any provision of this Indenture, but different officers, Counsel or Accountants may certify to different matters, respectively.

SECTION 1.03.  Time of Day.  In this Indenture and in the Bonds, all references to any time of the day shall refer to Eastern Standard Time or Eastern Daylight Saving Time, as in effect in the City of New York, New York, on such day, unless otherwise specified.

SECTION 1.04.  Interpretation.  (a)  Unless the context otherwise indicates, words expressed in the singular shall include the plural and vice versa and the use of the neuter, masculine, or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender, as appropriate.

(b)                                 Headings of Articles and Sections and the table of contents of this Indenture are solely for convenience of reference, do not constitute a part of this Indenture and shall not affect the meaning, construction or effect of this Indenture.

(c)                                  All references herein to “Articles,” “Sections,” and other subdivisions are to the corresponding Articles, Sections or subdivisions of this Indenture; the words “herein,” “hereof,” “hereby,” “hereunder,” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or subdivision of this Indenture.

(d)                                 Whenever in this Indenture it is required that notice be provided to the Bank or that consent of the Bank be obtained, such provisions shall be effective only when (i) the Letter of Credit is in effect or (ii) the Bank, in its capacity as provider of the Letter of Credit, is the Owner of any Bonds.

ARTICLE II

THE BONDS

SECTION 2.01.  Authorization of Bonds; Bonds Equally and Ratablvy Secured.  There is authorized for issuance under this Indenture, for the purpose of financing a portion of the costs of the Project, a single series of bonds, in the aggregate principal amount of $8,465,000, which shall be designated specifically as the Authority’s “Variable Rate Demand/Fixed Rate Revenue Bonds (Stabler Companies Inc.  Project), Series of 2001.” No additional bonds may be issued under this Indenture.

Subject to the terms of this Indenture with respect to any sinking, purchase, redemption or analogous fund or account, all Bonds issued and Outstanding shall in all respects be equally and ratably secured by this Indenture and the Trust Estate, without preference, priority or distinction on account of the date or dates thereof, the date or dates of registration or authentication thereof, the actual time or times of issuance thereof, or the maturity thereof, so that all Bonds at any time issued and Outstanding hereunder shall have the same right, lien and preference under and by virtue of this Indenture and shall be equally and ratably secured hereby.

SECTION 2.02.  Terms of Bonds; Interest on the Bonds.

(a)                                  Denominations; Numbers; Dates; Certain Terms.  The Bonds shall be issued only in fully registered form and, prior to the Conversion Date, may be issued only in denominations of $100,000 principal amount or any integral multiple of $5,000 principal amount in excess of $100,000.  From and after the Conversion Date, the Bonds may be issued in denominations of $5,000 principal amount or any integral multiple of $5,000.  Unless the Authority shall otherwise direct, the Floating Rate Bonds shall be lettered “VR,” shall be numbered consecutively from 1 upward, without regard to denominations or maturity dates, and shall set forth on the face thereof, in the place provided for inserting the interest rate, the words “Weekly Floating Rate” or words to like effect, and the Fixed Rate Bonds shall be lettered “FR,” shall be numbered consecutively from 1 upward, without regard to denominations or maturity dates, and shall set forth on the face thereof, in the place provided for inserting the interest rate, the applicable Fixed Rate determined in accordance with the provisions of this Indenture.  All Bonds shall be dated as of the Series Issue Date, shall be stated to mature on the Maturity Date and shall be subject to redemption prior to maturity upon the terms and conditions set forth in the Bonds and in this Indenture.  The Floating Rate Bonds shall also be subject to tender for purchase upon the terms and conditions set forth in the Floating Rate Bonds and in this Indenture.

(b)                                 Payment of Interest.  (i)  Interest on each of the Bonds shall be payable from the Interest Payment Date next preceding the date of registration and authentication of such Bond, unless: (a) such Bond is registered and authenticated as of an Interest Payment Date, in which event such Bond shall bear interest from such Interest Payment Date; or (b) such Bond is registered and authenticated after a Record Date (hereinafter defined) and before the next succeeding Interest Payment Date, in which event such Bond shall bear interest from such Interest Payment Date; or (c) such Bond is registered and authenticated on or prior to the Record Date next preceding the first Interest Payment Date following the Series Issue

Date, in which event such Bond shall bear interest from the Series Issue Date, if such Bond is a Floating Rate Bond, or from the Conversion Date, if such Bond is a Fixed Rate Bond; or (d) as shown by the records of the Trustee (hereinafter defined), interest on such Bond shall be in default, in which event such Bond shall bear interest from the date to which interest was last paid on such Bond.

(ii)                                  Interest on each of the Bonds shall be payable on each Interest Payment Date to the Person who is the Owner of such Bond as of the close of business of the Bond Registrar on the Record Date preceding the applicable Interest Payment Date, by check mailed to the address of such Owner as shown on the Bond Register; provided, however, that interest shall be paid on such Bond by wire transfer to an account of the Owner in the United States, if such Owner is the Bank, The Depository Trust Company or its nominee or a successor securities depository or if such Owner is the registered owner of Bonds in an aggregate principal amount of $1,000,000 or more and shall have made a written request for wire payment of interest to the Trustee at least fifteen (15) calendar days prior to the Interest Payment Date.  Such a request may state that it will remain in effect for subsequent interest payments until amended or revoked by written notice to the Trustee; provided, however, that no such request shall remain valid following a transfer of ownership of the Bond or Bonds to which it relates.  Any interest that is not timely paid or duly provided for shall cease to be payable to the Person in whose name such Bond is registered as of the regular Record Date for the payment of such interest, and shall be payable, on the Special Interest Payment Date established for payment of such interest, to the Person in whose name such Bond (or any Bond issued in exchange therefor or upon transfer thereof) is registered at the close of business of the Bond Registrar on the Special Record Date.

(c)                                  Floating Rate.  (i)  All Bonds shall bear interest initially at the Floating Rate, subject to conversion on the Conversion Date to a Fixed Rate in accordance with the terms of Section 5.01.  The Floating Rate shall be determined for each Weekly Period as follows: No later than 9:30 a.m.  on each Determination Date, the Placement and Remarketing Agent shall determine the Floating Rate for the Weekly Period commencing on such Determination Date (or, if such Determination Date is not a Friday, then on the immediately preceding Friday) as the minimum interest rate necessary, in its sole judgment, to sell the Bonds on the Determination Date at a price equal to the principal amount thereof, exclusive of any accrued interest.  The Floating Rate shall be determined by the Placement and Remarketing Agent weekly and shall be effective on each Friday for the Weekly Period beginning on such day.  Anything herein to the contrary notwithstanding, the Floating Rate shall in no event exceed the Maximum Rate.

(ii)                                  The Placement and Remarketing Agent shall advise the Trustee of the Floating Rate by telecopy to the Trustee no later than 10:30 a.m.  on each Determination Date.  Upon request of any Bondholder, the Placement and Remarketing Agent shall also notify such Bondholder of the Floating Rate so determined.

(iii)                               If for any reason the interest rate on the Bonds for any Weekly Period is not determined by the Placement and Remarketing Agent in accordance with (C)(i) above, or a court holds that the Floating Rate established in accordance with (C)(i) above is invalid or unenforceable, the Floating Rate for the Bonds shall be (a) for the first

Weekly Period in which the Floating Rate is not so determined by the Placement and Remarketing Agent or is so held invalid or unenforceable, a rate per annum equal to the Floating Rate that was applicable to the Bonds for the immediately preceding Weekly Period and (b) for each Weekly Period thereafter, a rate per annum equal to 85% of the interest rate per annum for 30-day commercial paper having a rating of A-2/P-2 as reported in The Wall Street Journal on each Determination Date.

(iv)                              The determination of the Floating Rate shall be conclusive and binding upon the Owners of the Bonds, the Authority, the Trustee, the Placement and Remarketing Agent, the Company and the Bank, and no Owner of Bonds shall be given notice thereof, unless such Owner shall file with the Trustee a written request to receive notice of the Floating Rate so determined from time to time.

(d)                                 Fixed Rate.  The Bonds shall bear interest at the Fixed Rate from and after the Conversion Date until the maturity of the Bonds.  The Fixed Rate shall be the fixed annual interest rate on the Bonds established by the Placement and Remarketing Agent as the minimum rate of interest at which the Placement and Remarketing Agent has received commitments on or prior to the fifth (5th) Business Day preceding the Conversion Date to purchase all the Outstanding Bonds on the Conversion Date at a price of par, without discount or premium (or, if the Company does not elect to rescind its election to exercise the Conversion Option after receiving notice from the Placement and Remarketing Agent that it has not obtained firm commitments to purchase all of the Bonds, as provided in Section 5.01, the fixed annual rate of interest at which the Placement and Remarketing Agent has obtained firm commitments to purchase Bonds at par).

(e)                                  Computation of Interest.  All computations of interest at a Floating Rate shall be based on the actual number of days elapsed and a year of 365 or 366 days, as appropriate; and all computations of interest at the Fixed Rate shall be based on a 360-day year of twelve 30-day months.

(f)                                    Place of Payment of Principal.  The principal of the Bonds, when due for payment upon maturity, upon any call for redemption, or upon a declaration of acceleration following an Event of Default, shall be payable upon surrender of the Bonds to the Trustee at its Designated Office.

(g)                                 Place of Payment of Purchase Price.  The Purchase Price of Bonds, when due upon tender for purchase in accordance with the terms thereof and of this Indenture, shall be payable upon tender of the applicable Bonds to the Tender Agent at its Delivery Office.

(h)                                 Payment in Lawful Money.  All payments of principal, interest, redemption price and purchase price with respect to the Bonds shall be payable in lawful money of the United States of America.

SECTION 2.03.  Execution of Bonds.  The Bonds shall be executed in the name and on behalf of the Authority with the manual or facsimile signature of its Chairman or Vice Chairman and attested by the manual or facsimile signature of its Secretary or Assistant

Secretary, and the seal of the Authority shall be impressed or imprinted on the Bonds by facsimile or otherwise.  If any officer of the Authority who shall have signed or attested any of the Bonds shall cease to be such officer before the Bonds so signed or attested shall have been authenticated or delivered by the Trustee or issued by the Authority, such Bonds may nevertheless be authenticated, delivered and issued and, upon such authentication, delivery and issue, shall be as binding upon the Authority as though such officer had continued to be such officer.  Also, any Bond may be signed and attested on behalf of the Authority by any such individual who shall be the proper officer of the Authority on the actual date of execution or attestation of such Bond, although such individual was not or is not such officer of the Authority as of the date of the Bond.

SECTION 2.04.  Authentication.  (a)  The Authority hereby appoints the Trustee and the Tender Agent as co-authenticating agents for the Bonds.

(b)                                 No Bond shall be valid or obligatory for any purpose or entitled to any security or benefit under this Indenture unless and until a certificate of authentication on such Bond, substantially in the form set forth in Exhibit A or B to this Indenture, as appropriate, shall have been duly executed by the Trustee or by the Tender Agent, acting as authenticating agent, and such executed certificate of authentication upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture.  The certificate of authentication on any Bond shall be deemed to have been executed by the Trustee or the Tender Agent if signed by an authorized signatory of the Trustee or the Tender Agent, as the case may be, but it shall not be necessary that the same signatory execute the certificate of authentication on all of the Bonds.

(c)                                  If any Bond is deemed tendered to the Tender Agent as provided in Sections 5.01,5.03 or 5.04 of this Indenture but is not physically delivered to the Tender Agent, the Authority shall execute and the Trustee or the Tender Agent shall authenticate a new Bond of like tenor as that deemed tendered.

SECTION 2.05.  Form of Bonds.  The Floating Rate Bonds and the certificate of authentication to be endorsed thereon shall be substantially in the forms set forth in Exhibit A attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture and applicable law.  The Fixed Rate Bonds and the certificate of authentication to be endorsed thereon shall be in substantially the forms set forth in Exhibit B attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture and applicable law.

SECTION 2.06.  Ownership of Bonds: Transfer of Ownership.  The Authority, the Trustee and the Tender Agent shall deem and treat the Person in whose name ownership of a Bond is registered upon the Bond Register as the owner of such Bond for all purposes and shall not be bound by any notice to the contrary.  A transfer of ownership of a Bond shall be recorded upon the Bond Register upon surrender of such Bond for transfer to the Trustee at its Designated Office, accompanied by a written instrument of transfer, in form and with guaranty of signature satisfactory to the Trustee or the Tender Agent, as appropriate, duly executed by the Owner of such Bond or such Owner’s duly authorized attorney or legal representative.

Whenever any Bond shall be surrendered for transfer, the Authority shall execute and the Bond Registrar shall authenticate and deliver a new Bond or Bonds of the same tenor for a like aggregate principal amount.  The Bond Registrar shall require the Person requesting such transfer to pay any tax or other governmental charge required to be paid with respect to such transfer, and may in addition require the payment of a reasonable sum to cover expenses incurred by the Authority or the Bond Registrar in connection with such transfer.

During the Fixed Rate Period, the Bond Registrar shall not be required to transfer ownership of any Bond during the period beginning fifteen (15) calendar days before the mailing of notice of redemption calling the Bond or any portion of the Bond for redemption and ending on the redemption date.

SECTION 2.07.  Exchange of Bonds.  Bonds may be exchanged at the Designated Office of the Trustee for a like aggregate principal amount of Bonds of the same tenor of other authorized denominations.  The Trustee shall require the Bondholder requesting such exchange to pay any tax or other governmental charge required to be paid with respect to such exchange, and may in addition require the payment of a reasonable sum to cover expenses incurred by the Authority or the Trustee in connection with such exchange.

During the Fixed Rate Period, the Trustee shall not be required to exchange any Bond during the period beginning fifteen (15) calendar days before the mailing of notice of redemption calling the Bonds or any portion of the Bonds for redemption and ending on the redemption date.

SECTION 2.08.  Bond Registrar and Co-Bond Registrar.  The Trustee is hereby appointed the Bond Registrar of the Authority and the Tender Agent is hereby appointed the Co-Bond Registrar of the Authority.  The Trustee or the Tender Agent, as the case may be, will keep or cause to be kept sufficient books for the registration of ownership and transfer of ownership of the Bonds, which books shall at all times be open to inspection during regular business hours by the Authority, the Company, the Bank and the Placement and Remarketing Agent.  The Bond Registrar and any Co-Bond Registrar may establish reasonable regulations for the registration of transfer of the ownership of Bonds.

SECTION 2.09.  Temporary Bonds.  The Bonds may be issued in temporary form exchangeable for definitive Bonds when ready for delivery.  Any temporary Bond may be printed, lithographed or typewritten, shall be of such denomination as may be determined by the Authority, shall be in fully registered form without coupons and may contain such reference to any of the provisions of this Indenture as may be appropriate.  Every temporary Bond shall be executed by the Authority and be authenticated by the Trustee or the Tender Agent, as the case may be, upon the same conditions and in substantially the same manner as the definitive Bonds.  If the Authority issues temporary Bonds it will execute and deliver definitive Bonds as promptly thereafter as practicable, and thereupon the temporary Bonds may be surrendered for cancellation, in exchange therefor at the Designated Office of the Trustee, and the Trustee shall authenticate and deliver, in exchange for such temporary Bonds, an equal aggregate principal amount of definitive Bonds of like tenor in authorized denominations.  Until so exchanged, the temporary Bonds shall be entitled to the same benefits under this Indenture as definitive Bonds authenticated and delivered hereunder.

SECTION 2.10.  Bond Mutilated.  Lost, Destroyed or Stolen.  If any Bond shall become mutilated, the Authority, at the expense of the Holder of said Bond, shall execute and the Trustee shall thereupon authenticate and deliver, a new Bond of like tenor in exchange and substitution for the Bond so mutilated, but only upon surrender to the Trustee of the Bond so mutilated.  Every mutilated Bond so surrendered to the Trustee shall be canceled by it and delivered to, or upon the order of, the Authority.  If any Bond shall be lost, destroyed or stolen, evidence of such loss, destruction or theft may be submitted to the Authority and the Trustee and, if such evidence be satisfactory to both and indemnity satisfactory to them both shall be given, the Authority, at the expense of the Holder, shall execute, and the Trustee shall thereupon authenticate and deliver, a new Bond of like tenor in lieu of and in substitution for the Bond so lost, destroyed or stolen (or if any such Bond shall have matured or shall be about to mature, instead of issuing a substitute Bond, the Trustee may pay the same without surrender thereof).  The Authority may require payment by the Holder of a sum not exceeding the actual cost of preparing each new Bond issued under this Section and of the expenses which may be incurred by the Authority and the Trustee in connection therewith.  Any Bond issued under the provisions of this Section in lieu of any Bond alleged to be lost, destroyed or stolen shall constitute an original, additional contractual obligation on the part of the Authority whether or not the Bond so alleged to be lost, destroyed or stolen be at any time enforceable by anyone, and shall be entitled to the benefits of this Indenture with all other Bonds secured by this Indenture.

SECTION 2.11.  Cancellation and Destruction of Surrendered Bonds.  All Bonds surrendered for payment or redemption and all Bonds purchased with money available for that purpose in any funds established under this Indenture, shall, at the time of such payment or redemption, be canceled and destroyed by the Trustee.  The Trustee shall deliver to the Authority certificates of destruction with respect to all Bonds destroyed in accordance with this Section.

SECTION 2.12.  Acts of Bondholders; Evidence of Ownership.  Any action to be taken by Bondholders may be evidenced by one or more concurrent written instruments of similar tenor signed or executed by such Bondholders or their legal representatives duly appointed in writing.  The fact and date of the execution by any Person of any such instrument may be proved by acknowledgment before a notary public or other officer empowered to take acknowledgements or by an affidavit of a witness to such execution.  Any action by the Holder of any Bond shall bind all future Holders of the same Bond in respect of any thing done or suffered by the Authority or the Trustee in pursuance thereof.

SECTION 2.13.  CUSIP Number.  The Authority, for the convenience of the Owners of Bonds, may cause CUSIP (Committee on Uniform Security Identification Procedures) numbers to be printed on the Bonds.  No representation shall be made as to the correctness or accuracy of such numbers, either as printed on such Bonds or as contained in any notice of redemption, and the Authority shall have no liability of any sort with respect thereto.  No reliance with respect to any redemption notices with respect to any Bond may be placed on the CUSIP identification number printed in such notices or on the Bond.

SECTION 2.14.  Book-Entry System for the Bonds.

(a)                                  Notwithstanding the foregoing provisions of this Article, the Bonds shall initially be issued in the form of one fully-registered bond for the aggregate principal amount of the Bonds of each maturity, which Bonds shall be registered in the name of Cede & Co., as nominee of DTC.  Except as provided in paragraph (g) below, all of the Bonds shall be registered in the Bond Register in the name of Cede & Co., as nominee of DTC; provided that if DTC shall request that the Bonds be registered in the name of a different nominee, the Trustee shall exchange all or any portion of the Bonds for an equal aggregate principal amount of Bonds registered in the name of such nominee or nominees of DTC.  No person other than DTC or its nominee shall be entitled to receive from the Authority or the Trustee either a Bond or any other evidence of ownership of the Bonds, or any right to receive any payment in respect thereof, unless DTC or its nominee shall transfer record ownership of all or any portion of the Bonds on the Register in connection with discontinuing the book-entry system as provided in paragraph (g) below or otherwise.

(b)                                 So long as any Bonds are registered in the name of DTC or any nominee thereof, all payments of the principal or redemption price of or interest on such Bonds shall be made to DTC or its nominee in accordance with the Letter of Representation on the dates provided for such payments under this Indenture.  Each such payment to DTC or its nominee shall be valid and effective to fully discharge all liability of the Authority or the Trustee with respect to the principal or redemption price of or interest on the Bonds to the extent of the sum or sums so paid.  In the event of the redemption of less than all of the Bonds outstanding of any maturity, the Trustee shall not require surrender by DTC or its nominee of the Bonds so redeemed, but DTC (or its nominee) may retain such Bonds and make an appropriate notation on the Bond certificate as to the amount of such partial redemption; provided that DTC shall deliver to the Trustee, upon request, a written confirmation of such partial redemption and thereafter the records maintained by the Trustee shall be conclusive as to the amount of the Bonds of such maturity which have been redeemed.

(c)                                  The Authority and the Trustee may treat DTC (or its nominee) as the sole and exclusive owner of the Bonds registered in its name for the purposes of payment of the principal or redemption price of or interest on the Bonds, selecting the Bonds or portions thereof to be redeemed, giving any notice permitted or required to be given to Holders under this Indenture, registering the transfer of Bonds, obtaining any consent or other action to be taken by Holders and for all other purposes whatsoever; and neither the Authority nor the Trustee shall be affected by any notice to the contrary.  Neither the Authority nor the Trustee shall have any responsibility or obligation to any participant in DTC, any person claiming a beneficial ownership interest in the Bonds under or through DTC or any such participant, or any other person which is not shown on the Register as being a Holder, with respect to (1) the Bonds, (2) the accuracy of any records maintained by DTC or any such participant, (3) the payment by DTC or any such participant of any amount in respect of the principal or redemption price of or interest on the Bonds, (4) any notice which is permitted or required to be given to Holders under this Indenture, (5) the selection by DTC or any such participant of any person to receive payment in the event of a partial redemption of the Bonds, and (6) any consent given or other action taken by DTC as Holder.

(d)                                 So long as the Bonds or any portion thereof are registered in the name of DTC or any nominee thereof, all notices required or permitted to be given to the Holders of such Bonds under this Indenture shall be given to DTC as provided in the Letter of Representation.

(e)                                  In connection with any notice or other communication to be provided to Holders pursuant to this Indenture by the Authority or the Trustee with respect to any consent or other action to be taken by Holders, DTC shall consider the date of receipt of notice requesting such consent or other action as the record date for such consent or other action, provided that the Authority or the Trustee may establish a special record date for such consent or other action.  The Authority or the Trustee shall give DTC notice of such special record date not less than fifteen (15) calendar days in advance of such special record date to the extent possible.

(f)                                    At or prior to settlement for the Bonds, the Authority means and the Trustee shall execute or signify their approval of the Letter of Representation in substantially the form attached hereto as Exhibit D.  Any successor Trustee shall, in its written acceptance of its duties under this Indenture, agree to take any actions necessary from time to time to comply with the requirements of the Letter of Representation.

(g)                                 The book-entry system for registration of the ownership of the Bonds may be discontinued at any time if either (1) after notice to the Authority and the Trustee, DTC determines to resign as securities depository for the Bonds, or (2) after notice to DTC and the Trustee, the Authority determines that continuation of the system of book-entry transfers through DTC (or through a successor securities depository) is not in the best interests of the Authority.  In either of such events (unless in the case described in clause (2) above, the Authority appoints a successor securities depository), the Bonds shall be delivered in registered certificate form to such persons, and in such maturities and principal amounts, as may be designated by DTC, but without any liability on the part of the Authority or the Trustee for the accuracy of such designation.  Whenever DTC requests the Authority and the Trustee to do so, the Authority and the Trustee shall cooperate with DTC in taking appropriate action after reasonable notice to arrange for another securities depository to maintain custody of certificates evidencing the Bonds.

(h)                                 Anything herein to the contrary notwithstanding, so long as any Bonds are registered in the name of DTC or any nominee thereof, (i) in connection with any optional tender of such Bonds bearing interest at a Floating Rate, the beneficial owners of such Bonds are responsible for submitting the Demand Purchase Notice to the Placement and Remarketing Agent only (and if and as permitted by the Placement and Remarketing Agent, such Demand Purchase Notice may be submitted telephonically), and (ii) in the definitions of “Determination of Taxability” and “Event of Taxability” in Article I, the terms “Holder,” “Owner,” or “owner” (when used with reference to ownership of Bonds) shall be deemed to refer to the beneficial owners of such Bonds.

(i)                                     Upon remarketing of Bonds in accordance with Section 5.07, payment of the purchase price thereof shall be made to DTC and no surrender of certificates is expected to be required.  Such sales shall be made through DTC participants (which may include the Placement and Remarketing Agent) and the new beneficial owners of such Bonds shall not receive delivery of Bond certificates.  DTC shall transmit payment to DTC participants, and DTC participants shall transmit payment to beneficial owners whose Bonds were purchased pursuant to a remarketing.  Neither the Authority, the Trustee nor the Placement and Remarketing Agent is responsible for transfers of payment to DTC participants or beneficial owners.

(j)                                     The provisions of this Section are nevertheless subject to the provisions of this Indenture relating to Pledged Bonds.

ARTICLE III

ISSUANCE OF BONDS; APPLICATION OF PROCEEDS

SECTION 3.01.  Issuance of the Bonds.  At any time after the execution of this Indenture, the Authority may execute and the Trustee or the Tender Agent shall authenticate and, upon request of the Authority, deliver the Bonds in the aggregate principal amount of $8,465,000; provided, however, that the Trustee shall have received the duly executed Letter of Credit satisfying the terms and conditions of Section 4.06 of the Loan Agreement and such other instruments, documents and certificates as shall be required to be delivered to the Trustee as a condition of closing under the terms of the Placement Agreement.

SECTION 3.02.  Validity of Bonds.  The validity of the authorization and issuance of the Bonds is not dependent upon, and shall not be affected in any way by, any proceedings taken by the Authority or the Trustee with respect to, or in connection with, the Loan Agreement.  The recital contained in the Bonds that the same are issued pursuant to the Act and the Constitution and laws of the Commonwealth shall be conclusive evidence of their validity and of compliance with all provisions of law in their issuance.

SECTION 3.03.  Disposition of Proceeds of the Bonds and Other Amounts.  The Authority shall deposit or cause to be deposited with the Trustee, immediately upon receipt thereof, all proceeds derived from the sale of the Bonds, together with any money deposited by the Company as an equity contribution to the Project on the Closing Date.  The Trustee shall deposit all such amounts in a special fund which the Trustee is hereby directed to establish, to be known as the Clearing Fund, and in the following order the Trustee shall, from the proceeds of the Bonds and other money deposited to the Clearing Fund:

(a)                                  Pay all costs of issuance of the Bonds (including, without limitation, the Authority’s fee and Administrative Expenses), to the Persons, for the purposes and in the amounts stated in the Closing Statement delivered to the Trustee on the Closing Date; provided, however, that the total costs of issuance paid from the proceeds of the Bonds (including any underwriting discount and any amounts paid from money in the Clearing Fund) shall not exceed an amount equal to two percent (2%) of the initial reoffering price of the Bonds (exclusive of accrued interest), all other costs of issuance to be paid from the amounts deposited by the Company to the Clearing Fund as an equity contribution to the Project.

(b)                                 Reimburse the Company for Costs of the Project incurred and paid by the Company prior to the Closing Date, as set forth in the Closing Statement; provided, however, that reimbursement shall be made only for such costs as are Qualified Project Costs of the Project (as such term is defined in the Tax Compliance Agreement); and

(c)                                  Deposit in the Project Fund the balance of the money in the Clearing Fund, after reserving amounts required to make the payments described in the immediately preceding subparagraphs.

ARTICLE IV

REDEMPTION OF BONDS

SECTION 4.01.  Extraordinary and Mandatory Redemption.  The Bonds shall be subject to extraordinary and mandatory redemption prior to maturity as follows:

(a)                                  Extraordinary Redemption.  The Bonds shall be subject to redemption by the Authority upon written direction of the Company in the event (1) the Project Facilities, or any portion thereof, are damaged or destroyed or taken in a condemnation proceeding or a deed of all or any part thereof as given in lieu of condemnation, as provided in Section 6.04 of the Loan Agreement, or (2) the Company shall exercise its option to cause the Bonds to be redeemed for any reason as provided in Section 9.02 of the Loan Agreement.  If called for redemption at any time pursuant to (1) or (2) above, the Bonds shall be subject to redemption by the Authority on any Interest Payment Date, in whole or in part, at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

(b)                                 Mandatory Redemption.  The Bonds shall be subject to mandatory redemption as follows:

(i)                                     in whole, on the Interest Payment Date immediately preceding the Letter of Credit Termination Date (as herein defined), at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date, if the Trustee shall not have received on or before the fifteenth (15th) calendar day prior to such Interest Payment Date a written commitment from the Bank or a Substitute Bank to issue a Substitute Letter of Credit to be effective on or before the Interest Payment Date immediately preceding the Letter of Credit Termination Date;

(ii)                                  in whole or in part, on any Interest Payment Date, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date, if any proceeds of the sale of the Bonds remain on deposit in the Project Fund established under the Indenture upon completion of the Project, under the conditions specified in this Indenture;

(iii)                               in whole, on the earliest practicable date selected by the Trustee, after consultation with the Company, following the occurrence of a Determination of Taxability, as defined in the Indenture, but in no event later than one hundred eighty (180) days following the occurrence of such Determination of Taxability, at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

SECTION 4.02.  Optional Redemption.  The Bonds shall be subject to redemption by the Authority, at the option of the Company, at any time, in whole or in part, at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date; provided, however, that in connection with the remarketing of the Bonds on the Conversion Date, there may be established such redemption restrictions (including a no-

call period and an optional redemption premium or premiums) as may be acceptable to the Company with respect to the Bonds bearing interest at a Fixed Rate and such restrictions shall be evidenced by an appropriate Supplemental Indenture.

Pursuant to the terms of the Letter of Credit Agreement, the Company has agreed to direct Bonds to be called for optional redemption on certain dates and in certain amounts.  The Bank and the Company may agree to modify the terms of, or discontinue, such agreement to direct the optional redemption of Bonds without notice to, or consent, of Bondholders.

Notwithstanding the foregoing, no such optional redemption shall occur after the Conversion Date unless there shall be available in the Bond Fund sufficient Available Money to pay all amounts due with respect to such a redemption.

SECTION 4.03.  Notice of Redemption.  So long as the Bonds are registered in the name of DTC or its nominee, the Trustee shall cause notice of any redemption of Bonds hereunder to be made in accordance with the Letter of Representation.

If at any time the book-entry-only system shall be discontinued, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed and the redemption price (including the premium, if any), shall be given by the Trustee by mailing a copy of the redemption notice by first class mail at least thirty (30) days (ten (10) days in the case of a mandatory redemption of Bonds in connection with a termination of the Letter of Credit) but not more than sixty (60) days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address of such Owner as shown on the Bond Register.  Such notice shall contain such matters specified in the Bonds for the redemption thereof and shall state that such redemption is conditional upon the receipt of Available Money by the Trustee for such purpose on or prior to the redemption date.  Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.  The Trustee shall deliver a copy of any such redemption notice to the Tender Agent, to the Company and to the Placement and Remarketing Agent.

Any other provision of this Indenture to the contrary notwithstanding, the Authority or the Company may redeem Bonds tendered for purchase on the Conversion Date or a Substitution Date without necessity of notice of redemption being given to any Bondholder, so long as proper notice of mandatory tender of Bonds has been duly given.

SECTION 4.04.  Interest on Bonds Called for Redemption.  Upon the giving of notice of redemption as required by Section 4.03 and the deposit of Available Money with the Trustee, in an amount sufficient to redeem all Bonds so called for redemption, on or prior to the date fixed for redemption, as provided in this Article, interest on the Bonds or portions thereof so called for redemption shall no longer accrue after the date fixed for redemption.

SECTION 4.05.  Cancellation.  All Bonds which have been redeemed shall not be reissued but shall be canceled and destroyed by the Trustee in accordance with Section 2.11 of this Indenture.

SECTION 4.06.  Partial Redemption of Bonds.  (a)                            If less than all Bonds are to be redeemed, the particular Bonds or portions thereof to be redeemed shall be selected by the

Trustee by lot or in such other manner as the Trustee shall deem fair and appropriate, subject, however, to the further provisions of this Section.

(b)                                 Upon surrender of any Bond for redemption in part only, the Authority shall execute and the Trustee shall authenticate and deliver to the Owner thereof a new Bond or Bonds of like tenor of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Bond surrendered.  If all or a portion of any Bond tendered for purchase pursuant to Section 5.04 of this Indenture has been selected by the Trustee for redemption, the Tender Agent, upon receipt of such tendered Bond, shall authenticate and redeliver only such portion of the tendered Bond as is not to be redeemed and shall deliver to the tendering Bondholder a copy of the applicable notice of redemption, indicating the portion of the Bond to be redeemed, and upon receipt of funds as provided herein, an amount representing the principal of and interest on the Bonds not called for redemption.  The principal of and interest accrued on the Bonds called for redemption shall be paid to such Bondholder on the redemption date.  The Tender Agent shall cancel the Bond or such portion thereof tendered for purchase and subject to redemption, and shall deliver a certificate evidencing such cancellation and the canceled Bond to the Trustee.

(c)                                  (i)                                     If a Floating Rate Bond is of a denomination larger than $100,000, a portion of such Bond (in any integral multiple of $5,000) may be redeemed, but a portion of a Bond shall be redeemed only if the remaining, unredeemed portion of such Bond is in the principal amount of $100,000 or any integral multiple of $5,000 in excess of $100,000.

(ii)                                  If a Fixed Rate Bond is of a denomination larger than $5,000, a portion of such Bond, in any integral multiple of $5,000, may be redeemed.

(d)                                 Notwithstanding anything to the contrary contained in this Indenture, whenever less than all Bonds are to be redeemed, those Bonds which are Pledged Bonds at the time of selection of Bonds for redemption shall be selected for redemption prior to the selection of any other Bonds.  If the aggregate principal amount of Pledged Bonds is less than the total amount of Bonds to be redeemed, the Trustee shall select Bonds, other than Pledged Bonds, for redemption in an aggregate principal amount equal to such excess in such manner as the Trustee in its discretion shall deem fair and appropriate.

SECTION 4.07.  Payment of Redemption Price with Available Money; Bank Consent to Optional Redemption Required.  Notwithstanding any provision to the contrary contained in this Indenture, the payment of the principal of, interest on and redemption premium, if any, with respect to the Bonds payable upon redemption thereof shall be made only from Available Money from the sources and in the order provided in Section 6.03 of this Indenture.

On the Business Day prior to each date fixed for redemption of Bonds, the Trustee shall draw on the Letter of Credit in an amount sufficient to pay the full redemption price of the Bonds then to be redeemed.

So long as the Bank is not in default under the Letter of Credit, no Bonds shall be called for optional redemption without the prior, written consent of the Bank.

ARTICLE V

CONVERSION OPTION; PURCHASE AND REMARKETING OF BONDS

SECTION 5.01.  Conversion of Interest Rate on Conversion Date.  (a)                   The interest rate on the Bonds shall be converted from the Floating Rate to the Fixed Rate upon the Company’s exercise of the Conversion Option in accordance with the provisions of this Section, and the Bonds shall be subject to mandatory tender for purchase by the Owners thereof on the Conversion Date.  To exercise the Conversion Option, the Company shall notify the Trustee, the Tender Agent, the Bank, the Authority and the Placement and Remarketing Agent at least thirty-five (35) days prior to the Conversion Date of its election to have the interest rate on the Bonds converted to the Fixed Rate, shall direct the Placement and Remarketing Agent to fix the proposed Conversion Date and notify the Trustee thereof, and shall direct the Trustee to deliver or mail, by first class mail, at least twenty (20) days but not more than thirty (30) days prior to the Conversion Date, to the Owner of each Bond at the address of such Owner as shown on the Bond Register, a notice stating, in substance, the following:

(i)                                     the proposed Conversion Date;

(ii)                                  the existing Letter of Credit will expire five (5) Business Days after the Conversion Date;

(iii)                               unless firm commitments for the purchase of all Outstanding Bonds have been received or a firm agreement to underwrite the sale of all Outstanding Bonds has been entered into, in either case on or prior to the fifth (5th) Business Day prior to the proposed Conversion Date, the Company has the option to rescind its election to convert the interest rate on the Bonds; and

(iv)                              unless the Company elects to rescind its election to convert the interest rate on the Bonds, all Bonds which have not been remarketed on or prior to the Conversion Date shall be subject to mandatory redemption on the Conversion Date pursuant to this Section 5.01.

No such notice may be given unless the Trustee first receives (i) an opinion of Bond Counsel to the effect that the proposed conversion of the interest rate on the Bonds will not cause the interest on the Bonds to be included in gross income of the Bondholders for federal income tax purposes, (ii) an executed, written commitment from the Bank or a Substitute Bank to issue a Substitute Letter of Credit to take effect on the Conversion Date in an amount not less than the aggregate principal amount of the Bonds to remain Outstanding following the Conversion Date plus interest thereon computed at the Fixed Rate for the minimum number of days required by the Rating Agency to maintain the then-current rating on the Bonds or, if there is no Rating Agency then maintaining a credit rating on the Bonds, for 210 days, together with the substantial form of such Substitute Letter of Credit, and (iii) a certificate of an Authorized Representative of the Company to the effect that each of the Company’s representations and warranties made in the Loan Agreement and in any other agreements or certificates given by the Company in connection with the issuance of the Bonds remain true and correct in all material respects as of the proposed

Conversion Date.  Any notice given as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.

(b)                                 On or prior to the Conversion Date, Owners of Bonds shall be required to deliver their Bonds to the Tender Agent for purchase at the Purchase Price on the Conversion Date, and any Undelivered Bonds for the payment of the Purchase Price of which there has been irrevocably deposited in trust with the Trustee or the Tender Agent a sufficient amount of Available Money shall be deemed to have been purchased pursuant to this Section 5.01 and shall be deemed to be no longer Outstanding with respect to such prior Owners.

IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE CONVERSION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE OPTIONAL CONVERSION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

(c)                                  Notwithstanding the foregoing provisions, if the Placement and Remarketing Agent has not obtained firm commitments for the purchase of all of the Outstanding Bonds on the Conversion Date or entered into or arranged a firm agreement to underwrite or place all of the Outstanding Bonds on the Conversion Date, in either case by the close of business on the fifth (5th) Business Day prior to the proposed Conversion Date, the Placement and Remarketing Agent shall give notice of that fact to the Company promptly and not later than 12:00 p.m.  on the following Business Day (the fourth Business Day prior to the proposed Conversion Date) and the Company, in that event and at its option, may rescind its election to exercise the Conversion Option by giving written notice of rescission to the Placement and Remarketing Agent, the Trustee and the Tender Agent by the close of business on the fourth (4th) Business Day prior to the proposed Conversion Date.  A copy of such notice of rescission promptly shall be given by the Company to the Bank, the Company shall direct the Trustee to notify the Owners of the Bonds of such rescission immediately, and the Bonds shall continue to bear interest at the Floating Rate until any subsequent Conversion Date selected in accordance with this Indenture.

(d)                                 If the Company rescinds its election to exercise the Conversion Option in accordance with the terms of the foregoing paragraph, the Letter of Credit then in effect will remain in effect in accordance with its terms.

(e)                                  The Bonds are subject to mandatory purchase in whole on the Conversion Date at a purchase price equal to 100% of the principal amount thereof being purchased, plus accrued interest to the Conversion Date; provided, however, that (i) all Pledged Bonds for which a commitment to purchase has not been received in connection with a conversion of the Bonds to the Fixed Rate shall be redeemed or otherwise paid by the Company on or before the Conversion Date; and (ii) no such mandatory purchase shall take place in the event the Company exercises its right to rescind the Conversion Option.

SECTION 5.02.  Delivery of Bonds After Conversion Date.  At any time prior to the Record Date preceding the first Interest Payment Date following the Conversion Date, the Trustee or the Tender Agent, as the case may be, shall deliver Fixed Rate Bonds in the form of Exhibit B hereto.  Prior to the delivery by the Trustee of such Fixed Rate Bonds, there shall be filed with the Trustee a request and authorization to the Trustee, signed on behalf of the Authority by its Chairman, Vice Chairman, Secretary, Assistant Secretary or another officer duly authorized by resolution of the Authority, to authenticate and deliver the Fixed Rate Bonds, as executed by the Authority, to the purchasers thereof.  Such delivery shall be made by the Trustee or the Tender Agent, as the case may be, without making any charge therefor to the purchasers of such Bonds.

SECTION 5.03.  Mandatory Tender upon Delivery and Acceptance of a Substitute Letter of Credit.  Prior to the Conversion Date, the Bonds are subject to mandatory purchase in whole on the Substitution Date, at a purchase price equal to 100% of the principal amount thereof being purchased, plus accrued interest to the purchase date.  The Trustee shall deliver or mail by first class mail, at least ten (10) days but not more than thirty (30) days prior to the Substitution Date, a notice to the Owner of each Bond at the address of such Owner as shown on the Bond Register, stating, in substance, the following::

(i)                                     the Substitution Date;

(ii)                                  the existing Letter of Credit securing the Bonds will expire five (5) Business Days after the Substitution Date; and

(iii)                               if the Company satisfies the conditions precedent to delivery of a Substitute Letter of Credit, all Bonds shall be subject to mandatory purchase on the Substitution Date pursuant to this Section 5.03.

No such notice may be given unless the Company shall have satisfied the provisions of Section 4.07 of the Loan Agreement.  Any notice given as provided in this Section 5.03 shall be conclusively presumed to have been given, whether or not the Owner receives the notice.

On or prior to the Substitution Date, the Owners of the Bonds shall be required to deliver their Bonds to the Tender Agent for purchase at the Purchase Price, and any Undelivered Bond for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of Available Money sufficient to pay the Purchase Price shall be deemed to have been purchased pursuant to this Section 5.03 and no longer Outstanding.

IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE SUBSTITUTION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE SUBSTITUTION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE.  EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

Notwithstanding the foregoing provisions, if by the close of business of the Trustee on the fifth Business Day prior to the proposed Substitution Date, the Company has not delivered to the Authority, the Trustee and the Placement and Remarketing Agent the items set forth in Section 4.07(i) through (iv) of the Loan Agreement, or if the Substitute Letter of Credit has not been issued and delivered to the Trustee by 10:00 a.m.  on the Substitution Date, the mandatory purchase of Bonds shall be rescinded and the Trustee shall notify the Owners of such rescission immediately and thereafter the Bonds shall continue to be secured by the existing Letter of Credit until its expiration or termination.

SECTION 5.04.  Demand Purchase Option.  Prior to the Conversion Date, any Bond shall be purchased at the Purchase Price from the Owner thereof upon:

(i)                                     delivery by such Owner to the Tender Agent at its Delivery Office, to the Trustee at its delivery address provided in Section 12.08 hereof, and to the Placement and Remarketing Agent at its Principal Office, of a notice (the “Demand Purchase Notice”) (said notice to be irrevocable and effective upon receipt) which states (1) the aggregate principal amount and bond numbers of the Bonds to be purchased; and (2) the date on which such Bonds are to be purchased, which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of delivery of such notice and which date shall be prior to the Conversion Date; and

(ii)                                  delivery to the Tender Agent at its Delivery Office at or prior to 10:00 a.m.  on the date designated for purchase in the applicable Demand Purchase Notice of such Bonds to be purchased, with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank.

Any Bond, as to which a Demand Purchase Notice has been delivered pursuant to subparagraph (i) of the first paragraph of this Section, must be delivered to the Tender Agent, as provided in subparagraph (ii) of the first paragraph of this Section, and any such Bond not so delivered (an “Undelivered Bond”), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of Available Money sufficient to pay the Purchase Price thereof, shall be deemed to have been purchased at the Purchase Price pursuant to this Section 5.04 and is deemed to be no longer Outstanding with respect to such tendering Owner.

IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS AS SPECIFIED ABOVE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE DATE DESIGNATED FOR PURCHASE IN THE APPLICABLE DEMAND PURCHASE NOTICE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE, EXCEPT FOR THE PAYMENT OF THE PURCHASE PRICE THEREFOR.

Notwithstanding the foregoing provisions, in the event any Bonds as to which the Owner thereof has exercised the Demand Purchase Option is remarketed to such Owner pursuant to the Placement and Remarketing Agreement, such Owner need not deliver such Bond to the Tender Agent as provided in subparagraph (ii) of the first paragraph of this Section, although such Bonds shall be deemed to have been delivered to the Tender Agent, redelivered to such Owner, and remarketed for purposes of this Indenture, including, without limitation, for purposes of adjusting the Floating Rate applicable to such Bond as provided in Section 2.02(C) of this Indenture.

SECTION 5.05.  Funds for Purchase of Bonds.  (a)                        On the date Bonds are to be purchased pursuant to Section 5.01, 5.03 or Section 5.04 of this Indenture, such Bonds shall be purchased at the Purchase Price only from the funds listed below.  Subject to the provisions of Section 6.12(b), funds for the payment of the Purchase Price shall be derived from the following sources in the order of priority indicated:

(i)                                     money drawn by the Trustee under the Letter of Credit (in the event of a drawing on the Letter of Credit to fund payment of the Purchase Price of Bonds tendered pursuant to Section 5.03 of this Indenture, the Trustee shall draw on the existing Letter of Credit and not the Substitute Letter of Credit to fund such payment);

(ii)                                  proceeds of the remarketing of the Bonds; and

(iii)                               any other money furnished to the Trustee or the Tender Agent and available for such purpose.

(b)                                 Payment for the Bonds purchased pursuant to Section 5.01, 5.03 or 5.04 shall be made as follows:

(i)                                     On the Business Day immediately preceding the applicable Purchase Date, the Trustee shall make a drawing pursuant to the Letter of Credit in respect of the Purchase Price of such Bonds.  In connection therewith, the Trustee shall prepare and present to the Bank the appropriate certificates required under the Letter of Credit by 11:00 a.m. at least one Business Day prior to the Purchase Date, so that payment of the draw shall be made by the Bank by Noon on the Purchase Date.

(ii)                                  By not later than 10:00 a.m.  on the Purchase Date, the Placement and Remarketing Agent shall give notice in writing to the Bank, the Trustee and the Tender Agent, specifying:

(1)                                  The total principal amount of Bonds, if any, remarketed by it; and

(2)                                  The names of the Persons to whom such Bonds were sold and are to be registered, each such Person’s address and social security number or taxpayer identification number, the denominations in which replacement Bonds are to be prepared, and any other appropriate registration and transfer instructions.

(iii)                               There is hereby established with the Tender Agent a special fund to be designated the “Bond Purchase Fund” and therein two separate and segregated accounts to be designated the “Remarketing Account” and the “Bank Account.” An amount equal to the proceeds received by the Trustee pursuant to a draw under the Letter of Credit shall be transferred by the Trustee in immediately available funds to the Tender Agent for deposit in the Bank Account no later than 12:30 p.m.  on the applicable Purchase Date.  By not later than

1:00 p.m.  on each Purchase Date, the Tender Agent shall give notice to the Placement and Remarketing Agent of the amount deposited in the Bank Account on such date.

(iv)                              By not later than 11:00 a.m.  on each Purchase Date, the Placement and Remarketing Agent shall do the following:

(1)                                  transfer to the Bank an amount equal to the lesser of (i) the proceeds of the remarketing of Bonds tendered or deemed tendered on such Purchase Date or (2) the amount deposited in the Bank Account on such Purchase Date;

(2)                                  transfer to the Tender Agent for deposit in the Remarketing Account the remainder (if any) of the proceeds of such remarketing of Bonds;

(3)                                  give notice to the Tender Agent of the amount of remarketing proceeds transferred to the Bank; and

(4)                                  give notice to the Company of the total principal amount of Unremarketed Bonds, if any.

(v)                                 The Tender Agent shall pay the Purchase Price to the tendering Bondholders from the amounts on deposit in the Bank Account to the extent available.  If amounts on deposit in the Bank Account are insufficient, the Tender Agent shall make up any such deficiency from amounts on deposit in the Remarketing Account.

(vi)                              The Bank shall give confirmation to the Tender Agent and the Trustee by 4:00 p.m.  on the applicable Purchase Date of its receipt of the remarketing proceeds described in Section 5.05(b)(iv) of this Indenture.

SECTION 5.06.  Delivery of Purchased Bonds.  (a)                        Remarketed Bonds shall be delivered by the Tender Agent, at its Delivery Office, to or upon the order of the purchasers thereof.

(b)                                 Unremarketed Bonds purchased with funds drawn under the Letter of Credit shall be delivered by the Tender Agent to the Pledged Bonds Custodian or otherwise upon the order of the Bank pursuant to the Pledge Agreement.

(c)                                  Unremarketed Bonds purchased with money described in Section 5.05(a)(iii) of this Indenture (if any) shall, at the direction of the Company, be (i) delivered as instructed by the Company, or (ii) delivered to the Trustee for cancellation; provided, however, that any Bonds so purchased after the selection thereof by the Trustee for redemption shall be delivered to the Trustee for cancellation.

Bonds delivered as provided in this Section shall be registered in the manner directed by the recipient thereof.

SECTION 5.07.  Sale of Bonds by Placement and Remarketing Agent.  (a)  The Placement and Remarketing Agent shall offer for sale and use its best efforts to sell, as agent of the Company, all Bonds tendered or deemed tendered for purchase on each Purchase Date at the

Purchase Price thereof and, if such Bonds are not sold on or before the Purchase Date, the Placement and Remarketing Agent shall continue, for a period not in excess of thirty (30) days thereafter, to use its best efforts to sell such Bonds.  Notwithstanding the foregoing, the Placement and Remarketing Agent shall not sell the Bonds to the Authority or the Company.

(b)                                 Notwithstanding anything to the contrary herein, the Placement and Remarketing Agent shall use its best efforts to remarket any Bonds tendered or deemed tendered for purchase in such a manner that, immediately following the remarketing of any Bonds, at least one (1) Holder will own at least $200,000 in aggregate principal amount of Bonds.

(c)                                  Nothing herein shall prohibit the Placement and Remarketing Agent from purchasing Bonds for its own account.

SECTION 5.08.  Delivery of Proceeds of Sale of Purchased Bonds; Delivery of Remarketed Pledged Bonds.  (a)                                                Except in the case of the sale of any Pledged Bonds, the proceeds of the sale of any Bonds tendered or deemed tendered to the Tender Agent pursuant to Section 5.01, 5.03 or 5.04 of this Indenture, to the extent not required to reimburse the Bank under the Letter of Credit Agreement, shall be paid to or upon the order of the Trustee.

(b)                                 In the event the Placement and Remarketing Agent shall have remarketed any Pledged Bonds, the Placement and Remarketing Agent shall pay the proceeds of sale of such Bonds to the Tender Agent, or shall cause the same to be paid to the Tender Agent, who shall then pay such proceeds to or upon the order of the Bank as reimbursement in respect of drawings under the Letter of Credit; provided, however, that any amounts so paid in excess of amounts then due to the Bank in respect of drawings under the Letter of Credit shall be paid by the Bank to or upon the order of the Company.  Upon receipt of such proceeds as reimbursement in respect of drawings under the Letter of Credit, the Bank shall give written notice to the Trustee of reinstatement of the Letter of Credit.

(c)                                  Upon payment to the Bank of amounts received as proceeds of remarketing of Pledged Bonds, the Pledged Bonds Custodian, at the request and direction of the Company or the Placement and Remarketing Agent, shall deliver the remarketed Pledged Bonds to the Tender Agent, at its Delivery Office, for registration of transfer and delivery to the purchasers thereof in accordance with instructions from the Placement and Remarketing Agent; provided, however, that the Pledged Bonds Custodian shall not deliver such Pledged Bonds to the Tender Agent until it shall receive confirmation in writing from the Trustee or the Bank that the Letter of Credit has been reinstated in respect of the reimbursement made pursuant to subsection (b) above.

SECTION 5.09.  Duties of Trustee and Tender Agent with Respect to Purchase of Bonds.  (a)                                    The Tender Agent shall hold all Bonds delivered to it pursuant to Sections 5.01, 5.03 or 5.04 of this Indenture in trust for the benefit of the respective Owners of Bonds which shall have so delivered such Bonds until money representing the Purchase Price of such Bonds shall have been delivered to or for the account of, or to the order of, such Owners of Bonds.  Upon delivery of money representing the Purchase Price of such Bonds to or for the account of, or to the  order of, such Owners of Bonds, the Tender Agent shall deliver all such

Unremarketed Bonds, the funds for which shall have been obtained by a drawing under the Letter of Credit, to the Pledged Bonds Custodian pursuant to Section 5.06(b) of this Indenture for the purpose of perfecting the Bank’s security interest therein under the Pledge Agreement, unless the Bank shall direct the Tender Agent to deliver such Bonds to or upon the order of the Bank in accordance with Section 5.06 of this Indenture.

(b)                                 The Trustee and the Tender Agent shall hold all money delivered to them pursuant to this Indenture for the purchase of Bonds in a separate account, in trust for the benefit of the Bank or, in the case of Remarketed Bonds, the purchasers of such Bonds, until the Bonds purchased with such money shall have been delivered to or for the account of the Pledged Bonds Custodian, to the Bank or to such other purchasers, as appropriate.

(c)                                  The Tender Agent shall deliver to the Trustee, the Company and the Bank a copy of each notice delivered to it in accordance with Section 5.04 within two (2) Business Days following the receipt thereof.

(d)                                 As soon as possible, but not later than the close of business on any date designated for purchase of Bonds in accordance with Section 5.04, the Tender Agent shall give notice to the Placement and Remarketing Agent and the Trustee specifying the principal amount of Bonds delivered or deemed delivered for purchase on such date.

(e)                                  The Trustee shall draw money under the Letter of Credit in accordance with the terms thereof to the extent required by Sections 5.05 and 6.12 of this Indenture to provide for timely payment of the Purchase Price of Bonds.

SECTION 5.10.  No Purchases or Sales After Certain Defaults or After Issuance of a Notice of Redemption.  Anything in this Indenture to the contrary notwithstanding, (i) there shall be no purchases or sales of Bonds pursuant to Section 5.04 if there shall have occurred any Event of Default in respect of which the principal of all Bonds outstanding shall have been declared immediately due and payable pursuant to Section 8.02 and such declaration shall not have been annulled, and (ii) there shall be no purchases or sales pursuant to Section 5.04 of Bonds as to which the Trustee shall have given notice of a call for redemption pursuant to Section 4.03 of this Indenture if such notice shall not have been rescinded.  Nothing in this Section is intended to limit secondary trading or transfer of the Bonds.

ARTICLE VI

REVENUES AND FUNDS

SECTION 6.01.  Creation of the Bond Fund.  There is hereby created and established with the Trustee a trust fund to be designated as the “Bond Fund.” Upon receipt of money pursuant to Section 6.02 of this Indenture, the Trustee shall deposit such money into the specified accounts of the Bond Fund, which amounts shall be used to pay when due the principal of.  interest on, and redemption premium, if any, with respect to the Bonds and the purchase price thereof, when due.

SECTION 6.02.  Payments into the Bond Fund.  There shall be deposited into the Bond Fund from time to time the following:

(a)                                  any amount in the Project Fund directed to be paid into the Bond Fund in accordance with the provisions of Section 6.07 of this Indenture;

(b)                                 any amount to be deposited into the Bond Fund pursuant to the provisions of Section 6.04 of this Indenture;

(c)                                  all payments specified in Sections 3.03 and 3.05 of the Loan Agreement;

(d)                                 any money received pursuant to the Collateral Documents;

(e)                                  any money drawn under the Letter of Credit, which shall be deposited or credited (in the case of a draw to pay the Purchase Price) in a separate subaccount of the Bond Fund and shall not be commingled with any other money held by the Trustee;

(f)                                    amounts, if any, held by the Trustee pursuant to Section 5.09 of this Indenture; and

(g)                                 all other money received by the Trustee under and pursuant to any of the provisions of the Loan Agreement which is required to be paid into the Bond Fund or is accompanied by directions that such money be paid into the Bond Fund.

SECTION 6.03.  Use of Money in the Bond Fund.  Except as provided in Sections 5.05, 5.09 and 6.11 of this Indenture, money in the Bond Fund shall be used solely for the payment of the principal of, premium, if any, and interest on the Bonds, for the redemption of the Bonds prior to maturity and for payment of the Acceleration Price, as defined in Section 8.02 of this Indenture.  Subject to the provisions of Section 6.12(b) of this Indenture, funds for payment of the principal of, redemption premium, if any, and interest on the Bonds shall be derived from the following sources, in the order of priority indicated;

(i)                                     first, money drawn by the Trustee under the Letter of Credit;

(ii)                                  second, money deposited into the Bond Fund which constitutes Available Money (other than money drawn by the Trustee under the Letter of Credit); and

(iii)                               third, any other money furnished to the Trustee and available for such purpose.

SECTION 6.04.  Deposit and Disbursement of Net Proceeds of Insurance or Condemnation.  The Trustee is authorized and directed to hold all Net Proceeds of insurance or condemnation awards (including any amount received as consideration for a deed in lieu of condemnation) with respect to the Project Facilities and to disburse such Net Proceeds in accordance with Article VI of the Loan Agreement.  If the Company directs that any portion of such Net Proceeds be applied to redeem Bonds, the Trustee shall deposit such Net Proceeds in a separate subaccount of the Bond Fund, and the Authority covenants and agrees to take and to authorize such action as may be requested by the Company to effect the redemption of Bonds in the amount specified by the Company on the earliest possible redemption date.

Appropriate evidence of the insurance coverage with respect to the Project Facilities required by the Loan Agreement shall be deposited with the Trustee as more fully set forth in Article VI of the Loan Agreement.

SECTION 6.05.  Project Fund.  There is hereby created and established with the Trustee a trust fund to be designated as the “Project Fund,” which shall be expended in accordance with the provisions of this Indenture and of the Loan Agreement.  The Project Fund shall consist of funds deposited therein, from time to time, pursuant to the provisions of this Indenture and applicable provisions of the Loan Agreement, for purposes of paying Qualified Project Costs (as such phrase is defined in the Tax Compliance Agreement) of the Project.

SECTION 6.06.  Payments into the Protect Fund; Disbursements.  The Project Fund shall initially consist of the money deposited therein pursuant to Section 3.03 of this Indenture, which shall be applied to pay Costs of the Project in the manner specified herein.  There shall also be deposited in the Project Fund from time to time the amounts (if any) required to be paid by the Company as and for an equity contribution to the Project under the terms of the Loan Agreement.

The Trustee is hereby authorized and directed to make disbursements from the Project Fund upon the receipt of requisitions substantially in the form of Exhibit C hereto, each signed by the Company and approved by the Bank.  The Trustee shall keep and maintain adequate records pertaining to the Project Fund and all disbursements therefrom, including a record of all requisitions.  Upon request of the Company, the Trustee shall furnish the Company with statements of account with respect to the Project Fund in such form as is customarily prepared by the Trustee.

All money and investments from time to time on deposit in the Project Fund shall be held by the Trustee in trust until withdrawn and disbursed in accordance with the provisions of this Section or until transferred to other funds and accounts created under this Indenture in accordance with the provisions hereof.

SECTION 6.07.  Use of Money in the Project Fund Upon Default.  If the principal of the Bonds shall have become due and payable pursuant to Article VIII of this Indenture, any balance remaining in the Project Fund shall, without further authorization, (i) prior to the Obligation Termination Date, if any amounts are due and owing under the Letter of Credit Agreement, be transferred immediately to the Bank, as long as the Bank is not in default of its obligations under the Letter of Credit, or (ii) after the Obligation Termination Date, be transferred to the Bond Fund.

SECTION 6.08.  Use of Money in the Project Fund Upon Completion of the Project.  The completion of the Project and the payment or provision for payment of all Costs of the Project shall be evidenced by the filing of the certificate required by Section 2.03 of the Loan Agreement with the Trustee.  As soon as practicable and in any event not more than sixty (60) days following the date of receipt by the Trustee of the certificate referred to in the preceding sentence, any balance remaining in the Project Fund (except amounts the Company shall have directed the Trustee to retain for any Cost of the Project not then due and payable and amounts, if any, representing the unspent balance of the Company’s equity contribution to the Project) shall, without further authorization, be transferred by the Trustee into a separate subaccount within the Bond Fund.  Thereafter, the Trustee shall cause a mandatory redemption of the Bonds in accordance with the terms of Section 4.01(b)(2) of this Indenture.

The principal amount of Bonds to be so redeemed shall be such that the redemption price thereof shall not exceed the balance remaining in the Project Fund which has been so transferred to the Bond Fund.  On the date fixed for redemption of such Bonds, the Trustee (i) shall draw on the Letter of Credit in an amount sufficient to pay the full redemption price of the Bonds being redeemed, and (ii) reimburse the Bank for such drawing from the money on deposit in such separate subaccount within the Bond Fund.  If the sum transferred to the Bond Fund pursuant to this Section 6.08 is not sufficient to effect a mandatory redemption of the Bonds in accordance with the terms of Section 4.01(b)(2) of this Indenture, or if there are any excess funds remaining in the Bond Fund after such mandatory redemption, such funds shall be paid by the Trustee to the Bank on the next Interest Payment Date to reimburse the Bank for a drawing on the Letter of Credit effected pursuant to Section 6.12 of this Indenture.

SECTION 6.09.  Nonpresentment of Bonds.  If any Bond shall not be presented for payment when the principal shall become due upon maturity, upon the date fixed for redemption or otherwise, and if Available Money shall have been deposited with the Trustee or set aside by the Trustee for that purpose in an amount sufficient to pay the principal of such Bond and the premium, if any, payable upon redemption, together with all interest due thereon to the date of maturity or the date fixed for redemption, as the case may be, for benefit of the Owner of such Bond, all liability of the Authority to the Owner of such Bond for payment of such principal and interest and all liability of the Authority to the Owner of such Bond for payment of such premium, if any, forthwith shall cease, shall determine and shall be discharged completely.  Thereupon it shall be the duty of the Trustee to hold such fund or funds, without liability for interest, for benefit of the Owner of such Bond, who thereafter shall be restricted exclusively to such fund or funds for any claim of whatsoever nature hereunder or upon or with respect to such Bond.

SECTION 6.10.  Money to be Held in Trust.  Except as otherwise provided in with respect to the Rebate Fund, all money required to be deposited with or paid to the Trustee for the account of any fund or account referred to in any provision of this Indenture or the Loan Agreement shall be held by the Trustee in trust, and (except for the money from time to time required to be deposited and maintained in the Rebate Fund) shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the lien and security interest created hereby.

SECTION 6.11.  Repayment to the Bank and the Company from the Bond Fund, the Rebate Fund or the Project Fund.  Any amounts remaining in the Bond Fund, the Project Fund, the Rebate Fund or any other fund or account created hereunder after payment in full of the principal of, premium, if any, and interest on the Bonds, the fees, charges and expenses of the Trustee, unpaid Administrative Expenses and all other amounts required to be paid hereunder, including payment to the United States of America of the final installment of the Rebate Amount, if any, pursuant to Section 6.13 of this Indenture, shall be paid as soon as possible to the Bank, unless the Bank notifies the Trustee to the contrary in writing, in which case such amounts shall be paid directly to the Company.

SECTION 6.12.  Letter of Credit.  (a)    The Authority shall cause the Company to deliver the Letter of Credit to the Trustee upon the date of issuance and delivery of the Bonds, in accordance with Section 4.06 of the Loan Agreement.  During the term of the Letter of Credit, the Trustee shall draw money under the Letter of Credit in accordance with the terms thereof (i) to pay the principal of the Bonds when due (whether by reason of maturity, redemption or acceleration) and to pay the interest on, and, to the extent the Letter of Credit covers same, redemption premium, if any, with respect to the Bonds when due, and (ii) to pay the Purchase Price of the Bonds tendered for purchase in accordance with the terms hereof and of the Bonds when due.  Within two (2) Business Days after the last Determination Date of each month, the Trustee shall give written notice (which notice shall be transmitted via facsimile) to the Company of the amount that the Trustee will draw under the Letter of Credit on the next Interest Payment Date.

(b)                                 Notwithstanding any provision to the contrary which may be contained in this Indenture, including, without limitation, Section 6.12(a), (i) in computing the amount to be drawn under the Letter of Credit on account of the payment of the principal of, interest on, and, to the extent the Letter of Credit covers same, redemption premium, if any, on the Bonds, or the Purchase Price of Bonds tendered for payment in accordance with the terms hereof and of the Bonds, the Trustee shall exclude any such amounts in respect of any Bonds which are Pledged Bonds immediately prior to the date such payment is due, and (ii) amounts drawn by the Trustee under the Letter of Credit shall not be applied to the payment of the Purchase Price of any Bonds which are Pledged Bonds.

(c)                                  The Letter of Credit shall terminate in accordance with its terms on the Letter of Credit Termination Date.  Upon such termination, the Trustee shall deliver the terminated Letter of Credit to the Bank, together with such certificates as may be required by the terms of the Letter of Credit.

SECTION 6.13.  Rebate Fund.  (a)                The Trustee shall establish, hold and maintain a segregated fund or account designated as the “Rebate Fund” into which money shall be deposited from time to time in such amounts as shall be required by this Indenture for the purpose of providing for payment to the United States of any arbitrage rebate required to be paid with respect to the Bonds pursuant to Section 148(f) of the Code.  The Rebate Fund shall be held by the Trustee in trust, but separate and apart from all other funds and accounts established under this Indenture and from all other moneys of the Trustee, and all amounts in the Rebate Fund, including income earned from investment of amounts in the Rebate Fund, shall be held by the Trustee in trust, but free and clear of the lien of this Indenture.  The Rebate Fund shall be maintained until such time as the Trustee shall receive a written opinion of Bond Counsel or a certificate of a Rebate Consultant stating, in effect, that all required payments of arbitrage rebate with respect to the Bonds have been made to the United States.  Any money remaining on deposit in the Rebate Fund after all such required rebate payments have been made, as evidenced by such opinion or certificate, shall be paid over to the Company upon written request of an Authorized Representative of the Company or as such Authorized Representative may direct.

(b)                                 Any money on deposit in the Rebate Fund may be invested by the Trustee at the written direction of the Company exclusively in Government Obligations.  The Trustee shall maintain records of the date and amount of each deposit and of each investment made in the Rebate Fund.

(c)                                  The Authority shall, or shall cause the Company to, engage a Rebate Consultant to furnish to the Trustee from time to time, as hereinafter set forth, written reports setting forth:

(i)                                     the total amount required to be rebated to the United States with respect to the Bonds pursuant to Section 148(f) of the Code (herein referred to as the “Total Required Rebate Amount”), as calculated from the Closing Date to the current computation date used in each such report (which computation date shall be selected in accordance with applicable tax regulations);

(ii)                                  the date upon which the next required rebate installment payment with respect to the Bonds is due and payable to the United States (the “Installment Payment Date”); and

(iii)                               the amount of such next required rebate installment payment (the “Required Rebate Installment Amount”).

Such a report shall be furnished to the Trustee not later than thirty (30) days following the fifth anniversary of the Closing Date, not later than every five (5) years thereafter, and not later than thirty (30) days following the final maturity date with respect to the Bonds or any earlier date upon which all Bonds shall have become due and payable; provided, however, that if the Authority and the Company shall elect (if permitted by, and in accordance with, the Code and applicable tax regulations) to treat any date earlier than the fifth (5th) anniversary of the Closing Date as the first “computation date” (as that term is used in Section 148(f) of the Code), as evidenced by a Rebate Consultant’s report, succeeding reports required by this paragraph shall be furnished within thirty (30) days following the fifth (5th) anniversary of such computation date and every five (5) years thereafter, so long as any Bonds remain outstanding; provided, further, however, that if the Authority and the Company shall elect (if permitted by, and in accordance with, the Code and applicable tax regulations) to treat the end of each “bond year” (as that phrase is used in Treasury Regulation §1.148.3) as a computation date, as evidenced by a Rebate Consultant’s Report, succeeding reports shall be furnished within thirty (30) days following the end of each such “bond year”.

The foregoing notwithstanding, there shall be no obligation to engage a Rebate Consultant or to provide such reports if the Company shall furnish the Trustee and the Authority with a letter from Bond Counsel to the effect that the Bonds are exempt from the arbitrage rebate requirement of Section 148(f) of the Code by reason of any exemption provided in the Code or applicable federal income tax regulations.

(d)                                 The Total Required Rebate Amount, less any amounts previously rebated to the United States as arbitrage rebate with respect to the Bonds, is herein referred to as the “Required Rebate Fund Balance.” To the extent that the amount on deposit in the Rebate Fund at the time of receipt by the Trustee of any Rebate Consultant’s report furnished in accordance with subsection (c) above is in excess of the Required Rebate Fund Balance, such excess shall, upon the written request of the Company, be disbursed to the Company.  To the extent that the amount on deposit in the Rebate Fund at such time is less than the Required Rebate Fund Balance, the Company shall pay to the Trustee, for deposit to the Rebate Fund, an amount equal to such deficiency within thirty (30) days, but in no event later than two (2) Business Days prior to the Installment Payment Date set forth in the Rebate Consultant’s report.

(e)                                  The Trustee is authorized and directed to withdraw and pay to the United States, on or before each Installment Payment Date, or if such date is a Saturday, a Sunday or a federal holiday, the next day that is not a Saturday, a Sunday or a federal holiday, the amount of each Required Rebate Installment Amount in accordance with the Rebate Consultant’s report furnished to it in accordance with subsection (c) above; Provided, however, that each such payment of a Required Rebate Installment Payment must be accompanied by an appropriate federal tax (or arbitrage rebate) return duly executed by an Authorized Officer of the Authority, which the Authority hereby covenants and agrees to furnish to the Trustee not later than the Business Day preceding the respective Installment Payment Date.

(f)                                    If for any reason, including the late delivery of a required federal tax (or arbitrage rebate) return to the Trustee, a late payment penalty or interest shall be due and payable to the United States with respect to any required rebate payment, as set forth in a report of a Rebate Consultant or an invoice or notice of deficiency from the Internal Revenue Service, such penalty or interest shall be paid by the Trustee out of money in the Rebate Fund or, if no such money is on deposit, the Trustee shall make written demand upon the Company for payment of the same.

(g)                                 The Trustee shall retain records of the determinations of the amounts required to be deposited in the Rebate Fund, of the proceeds of any investments of moneys in the Rebate Fund, and of the amounts paid to the United States, until the date six (6) years after the retirement of the last of the Bonds.

(h)                                 Notwithstanding the provisions of Article X, any or all of the provisions of this Section may be amended by a Supplemental Indenture without consent of any Holders of Bonds, provided that the Trustee shall receive a written opinion of Bond Counsel not unsatisfactory to the Trustee that such amendment, and compliance with the terms of this Section as so amended, will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes under the Code.

(i)                                     The Trustee shall not be responsible for undertaking any calculation of arbitrage rebate and shall have no responsibility for the accuracy of the calculations performed by any Rebate Consultant.

SECTION 6.14.  Investment of Money in Funds.  All money in any of the funds established pursuant to this Indenture (except money obtained from a draw on the Letter of Credit) shall be invested by the Trustee, as directed in writing by the Company, solely in Investment Securities except (i) Available Money held by the Trustee for the payment of Undelivered Bonds, which shall not be invested, and (ii) money in the Rebate Fund, which shall be invested only in Government Obligations, as provided in Section 6.13.  Absent written direction from the Company, available cash balances in the various funds established under this Indenture (with the exceptions set forth in the preceding sentence) shall be invested in a money market mutual fund selected by the Trustee, provided that such investment at the time complies with paragraph (ix) of the definition of “Investment Securities” herein.  Money obtained by the Trustee from a draw on the Letter of Credit shall be held by the Trustee in the Bond Fund uninvested, and without liability for interest, until applied to payment of the principal of, interest on or redemption premium, if any, with respect to Bonds in accordance with the terms hereof.  Investment Securities may be purchased at such prices as the Trustee may in its discretion determine or as may be directed by the Company.  All Investment Securities shall be acquired subject to the limitations set forth in Section 7.06, the limitations as to maturities hereinafter in this Section set forth and such additional limitations or requirements consistent with the foregoing as may be established by request of the Company.

To the extent the Bank has not been reimbursed under the Letter of Credit Agreement and has notified the Trustee of same in writing, all interest, profits and other income received from the investment of money in any fund established pursuant to this Indenture shall be transferred to the Bank in the amount specified by the Bank.  Otherwise, such amounts shall be deposited to the appropriate fund or account in which such investments were made.  Notwithstanding anything to the contrary contained in this paragraph, an amount of interest received with respect to any Investment Security equal to the amount of accrued interest, or premium, if any, paid as part of the purchase price of such Investment Security shall be credited to the fund from which such accrued interest or premium was paid.

Investment Securities acquired as an investment of money in any fund established under this Indenture shall be credited to such fund.  For the purpose of determining the amount in any fund, all Investment Securities credited to such fund shall be valued at the lesser of cost or par value plus, prior to the first payment of interest following purchase, the amount of accrued interest, if any, paid as a part of the purchase price.

The Trustee may act as principal or agent in the making or disposing of any investment.  The Trustee may sell at the best price obtainable, or present for redemption, any Investment Securities so purchased whenever it shall be necessary to provide money to meet any required payment, transfer, withdrawal or disbursement from the fund to which such Investment Security is credited, and the Trustee shall not be liable or responsible for any loss resulting from such investment.

ARTICLE VII

PARTICULAR COVENANTS

SECTION 7.01.  Punctual Payment.  The Authority shall punctually pay the principal, premium, if any, and interest to become due in respect of the Bonds, or shall cause the same to be paid punctually, in strict conformity with the terms of the Bonds and of this Indenture, according to the true intent and meaning thereof and hereof, but only out of the Revenues as provided in this Indenture, and not otherwise.

SECTION 7.02.  Extension of Payment of Bonds.  The Authority shall not directly or indirectly extend or assent to the extension of the maturity of any of the Bonds or the time for payment of any claims for interest, by the purchase or funding of such Bonds or claims for interest or otherwise.  If the maturity of any of the Bonds or the time for payment of any such claims for interest shall be extended, such Bonds or claims for interest shall not be entitled, in case of any default hereunder, to the benefits of this Indenture, except subject to the prior payment in full of the principal of all of the Bonds then outstanding and of all claims for interest thereon which shall not have been so extended.

Nothing in this Section shall be deemed to limit the right of the Authority to issue bonds for the purpose of refunding any Outstanding Bonds, and such issuance shall not be deemed to constitute an extension of maturity of the Bonds.

SECTION 7.03.  Against Encumbrances.  The Authority shall not create, or permit the creation of, any pledge, lien, charge or other encumbrance upon the Revenues while any of the Bonds are Outstanding, except the pledge and assignment created by this Indenture, and will assist the Trustee in contesting any such pledge, lien, charge or other encumbrance which may be created or arise.

SECTION 7.04.  Power to Issue Bonds and Make Pledge and Assignment.  The Authority represents and covenants that it is duly authorized by law to issue the Bonds, to enter into this Indenture and to pledge and assign the Revenues and other assets pledged and assigned under this Indenture in the manner and to the extent provided in this Indenture.  The Bonds and the provisions of this Indenture are and will be the legal, valid and binding limited obligations of the Authority in accordance with their terms, and the Authority and Trustee shall, at all times and to the extent permitted by law, defend, preserve and protect the pledge and assignment of the Revenues and other assets made hereunder and the rights of the Bondholders under this Indenture against all claims and demands of all Persons whomsoever.

The Authority expressly reserves the right to enter into one or more other indentures for any of its corporate purposes, including other projects undertaken in accordance with the Act, and reserves the right to issue other obligations for such purposes, provided that no such other obligations shall have any lien or claim upon the Revenues or any of the funds pledged, assigned or deposited under this Indenture.

SECTION 7.05.  Accounting Records and Financial Statements.  (a)                             The Trustee shall keep proper books of record and account with respect to this Indenture and the

Bonds and the funds and accounts maintained hereunder, all in accordance with prudent industry practice, and shall make complete and accurate entries of all transactions relating to the proceeds of Bonds, the Revenues, the Loan Agreement and all funds and accounts established pursuant to this Indenture.  Such books of record and account shall be available for inspection by the Authority, the Company, the Bank and any Bondholder, or their respective agents or representatives duly authorized in writing, at reasonable hours and under reasonable circumstances.

(b)                                 The Trustee shall furnish the Company monthly with statements (which need not be audited) covering the receipts, disbursements, allocation and application of Revenues and other money (including proceeds of Bonds) in the funds and accounts established pursuant to this Indenture during the preceding monthly period; each such statement shall be furnished within thirty (30) days following the end of the period covered by such statement.

SECTION 7.06.  Tax Covenants.  The Authority covenants that it shall not take any action or suffer or permit any action to be taken by any party (inclusive of the Company) or condition to exist (inclusive of the application, use or investment of the proceeds of the sale of the Bonds or revenues held for payment of debt service on the Bonds) which causes or may cause the interest payable on the Bonds to be subject to Federal income taxes, and the Authority covenants to take all action, to do all things and to cause all things to be done which may be necessary so that the interest payable on the Bonds shall be and continue to be exempt from Federal income taxes, to the same extent as on the date of original issuance thereof.  The Authority covenants to include in the Loan Agreement, and to enforce, appropriate covenants of the Company to preserve the tax-exempt status of interest on the Bonds under the Code.

Without limiting the generality of the foregoing paragraph, the Authority covenants with the Owners, from time to time, of the Bonds that the Authority will make no use of the proceeds of the Bonds or revenues held for payment of debt service on the Bonds that will cause any of the Bonds to be or become an “arbitrage bond” within the meaning of Section 103(b)(2) of the Code, and the Authority also covenants to comply with the requirements of Section 103(b)(2) and Section 148 of the Code and with Sections 1.148-1 through 1.148-11 of the Treasury Regulations published in the Federal Register as of the date hereof, as applicable, or with other such regulations implementing said Section 103(b)(2) and Section 148> if and to the extent applicable, throughout the term of the Bonds.  If the Authority or the Company at any time is of the opinion that it is necessary to restrict or limit the yield on the investment of any money held by the Trustee under this Indenture for purposes of complying with the Code and applicable tax regulations, the Authority or the Company shall so instruct the Trustee in writing, and the Trustee shall take such action as shall be set forth in such instructions.

The Authority covenants to pay, or to cause the Company to pay, all arbitrage rebate payments that may be required with respect to the Bonds under Section 148(f) of the Code, as and when the same become due and payable.  This covenant shall survive payment of the Bonds and defeasance of the lien of this Indenture.  The Authority represents that it has included (or will include) in the Loan Agreement or in a related loan document, and will enforce, a covenant of the Company to pay over to the Trustee, for payment to the United States in the name of the Authority, any amounts in excess of amounts then available in the Rebate Fund required to make payments of arbitrage rebate to the United States when due and payable.

Notwithstanding any provision of this Section and Section 6.13 of this Indenture, if the Company shall provide to the Authority and the Trustee an Opinion of Bond Counsel to the effect that any action required under this Section or Section 6.13 of this Indenture is no longer required, or to the effect that some further action is required, to maintain the exclusion from gross income of interest on the Bonds, the Authority, the Trustee and the Company may rely conclusively on such opinion and the terms and provisions of this Section and Section 6.13 of this Indenture shall be deemed amended accordingly and without necessity of any prior or subsequent consent of any Holder of Bonds.

SECTION 7.07.  Enforcement of Loan Agreement; Amendments to Loan Agreement.  (a)               The Trustee, as assignee of the Authority with respect to the Loan Agreement, shall promptly collect all amounts due from the Company pursuant to Sections 3.01 and 3.03 of the Loan Agreement, shall perform all duties (if any) imposed upon the Trustee by the Loan Agreement and shall diligently enforce, and take all steps, actions and proceedings reasonably necessary for the enforcement of, all of the obligations of the Company under the Loan Agreement.

(b)                                 The Authority shall not amend, modify or terminate any provisions of the Loan Agreement, or consent to any such amendment, modification or termination, without the written consent of the Trustee.  The Trustee shall give such written consent only if (1) notification of such amendment, modification or termination has been given to each Rating Agency and to the Owners, (2) the Trustee receives the written consent of the Bank, (3)(i) such amendment, modification or termination will not materially adversely affect the interests of the Owners or result in any material impairment of the security hereby given for the payment of the Bonds or (ii) the Trustee first obtains the written consent of the Bank and the Owners of a majority in principal amount of the Bonds then Outstanding to such amendment, modification or termination and provides notice of such amendment, modification or termination and of such written consent to the Owners, and (4) there shall have been delivered to the Trustee an Opinion of Counsel to the Authority, in form and substance satisfactory to the Trustee, that all of the provisions and conditions set forth in this subsection (b) have been satisfied.  The foregoing notwithstanding, no amendment, modification or termination of the Loan Agreement shall reduce the amount of Loan Payments in respect of the principal, interest, redemption price or purchase price of the Bonds to be made by the Company to the Authority or the Trustee, or extend the time for making any such payment, without the written consent of all of the Owners of the Bonds then Outstanding.

SECTION 7.08.  Waiver of Laws.  The Authority shall not at any time insist upon, plead in any manner whatsoever, or claim or take the benefit or advantage of, any stay or extension provided by law now or at any time hereafter in force that may affect the covenants and agreements contained in this Indenture or in the Bonds, and all benefit or advantage of any such law or laws is hereby expressly waived by the Authority to the extent permitted by law.

SECTION 7.09.  Financing Statements and Other Action to Protect Security Interests.  This Indenture shall constitute a security agreement within the meaning of the

Pennsylvania Uniform Commercial Code.  The Authority, at the expense of the Company, shall cause this Indenture or an appropriate financing statement or memorandum to be filed, registered and recorded in such manner and at such places as may be required by law fully to protect the security of the holders of the Bonds and the right, title and interest of the Trustee in and to the Trust Estate or any part thereof, and the Authority shall cooperate with the Trustee in connection with any such filing, registration or recording..  The Authority shall perform or shall cause to be performed any such acts, and execute and cause to be executed any and all further instruments as may be required by law or as shall reasonably be requested by the Trustee for such protection of the interests of the Trustee and the Bondholders, and shall furnish or cause to be furnished satisfactory evidence to the Trustee of recording, registering, filing and refiling of such instrument and of every additional instrument which shall be necessary to preserve the lien of this Indenture upon the Trust Estate or any part thereof until the principal of and interest on the Bonds secured hereby shall have been paid.  The Trustee shall execute or join in the execution of any such further or additional instrument and file or join in the filing thereof at such time or times and in such place or places as it may be advised by an opinion of Counsel will preserve the lien of this Indenture upon the Trust Estate or any part thereof until the aforesaid principal and interest shall have been paid,

SECTION 7.10.  Further Assurances.  The Authority will make, execute and deliver any and all such further indentures, instruments and assurances as may be reasonably necessary or proper to carry out the intention of this Indenture or to facilitate its performance and for the better assuring and confirming unto the Owners of the Bonds the rights and benefits provided in this Indenture.  All such action shall be at the expense of the Company, and the reasonable fees of the Authority and its Counsel in connection therewith shall constitute Administrative Expenses.

ARTICLE VIII

EVENTS OF DEFAULT; REMEDIES OF BONDHOLDERS

SECTION 8.01.  Events of Default.  Any of the following events shall be an Event of Default:

(a)                                  failure to make due and punctual payment of the principal of any Bond when and as the same shall become due and payable, whether at maturity as therein expressed, by proceedings for redemption, by acceleration, or otherwise; or

(b)                                 failure to make due and punctual payment of any installment of interest on any Bond when and as the same shall become due and payable; or

(c)                                  failure to pay the purchase price on any Bond tendered pursuant to Article V when such payment is due; or

(d)                                 failure by the Authority to observe any other covenants, agreements or conditions on its part contained in this Indenture or in the Bonds, if such failure shall have continued for a period of sixty (60) days after written notice specifying such default and requiring the same to be remedied has been given to the Authority and the Company by the Trustee, or to the Authority, the Company and the Trustee by the Owners of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds at the time Outstanding; or

(e)                                  the occurrence of any “Event of Default” as defined in Sections 8.01(a) through (d) or Section 8.01(f) of the Loan Agreement; or

(f)                                    receipt by the Trustee of written notice from the Bank advising the Trustee that the Bank has declared an event of default under the provisions of the Letter of Credit Agreement and instructing the Trustee to declare the principal amount of the Outstanding Bonds to be immediately due and payable; or

(g)                                 receipt of notice by the Trustee from the Bank, within the time limit stipulated in the terms of the Letter of Credit following a draw on the Letter of Credit for payment of interest on Bonds that will remain Outstanding after the application of the proceeds of such drawing, stating that the Letter of Credit will not be reinstated with respect to such interest; or

(h)                                 failure by the Company to cause a Substitute Letter of Credit to be issued and delivered to the Trustee on or prior to the Interest Payment Date immediately preceding the Letter of Credit Termination Date, unless the Outstanding Bonds have been called for mandatory redemption in accordance with Section 4.01(b)(l).

The terms “default” or “failure” as used in this Section mean a default or failure by the Authority in the observance or performance of any of the covenants, agreements or obligations on its part to be observed or performed and contained in this Indenture or in the Bonds or a default or failure by the Company in the observance or performance of any of the covenants, agreements or obligations on its part to be observed or performed and contained in the

Loan Agreement or related loan documents, exclusive of any period of grace or notice required to constitute an Event of Default as provided above or in the Loan Agreement.

As soon as practicable after it gains actual knowledge of any Event of Default, the Trustee shall notify the Bank, the Company, the Authority, the Tender Agent and the Placement and Remarketing Agent.

Anything contained in this Indenture to the contrary notwithstanding, so long as the Bank is not in default under the terms of the Letter of Credit, (i) no failure or default described in subsections (d) or (e) above shall constitute an Event of Default without the prior written consent of the Bank, and (ii) no notice of an Event of Default shall be given by the Trustee to the Bondholders without the prior written consent of the Bank, except notice of an Event of Default described in subsection (f), (g) or (h) above.

SECTION 8.02.  Acceleration.  If any Event of Default described in Sections 8.01 (a), (b), (c), (d) or (e) of this Indenture occurs, the Trustee, by written notice to the Authority, the Bank and the Company, may declare, with the written consent of the Bank, and shall declare, upon written request of the Owners of twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding, the principal amount of all Bonds then Outstanding, together with the interest accrued thereon, to be immediately due and payable.  If any Event of Default described in Section 8.01 (f), (g) or (h) occurs, the Trustee, by written notice to the Authority, the Bank and the Company, shall declare the principal amount of all Bonds then Outstanding, together with the interest accrued thereon, to be immediately due and payable, and no consent of the Bank shall be required.  The date as of which the Trustee declares the principal of the Outstanding Bonds to be due and payable is herein referred to as the “Acceleration Date.” The Bonds shall become immediately due and payable, at a price equal to 100% of the aggregate principal amount thereof plus interest accrued to the Acceleration Date (the “Acceleration Price”), on the first (1st) Business Day following the Acceleration Date (the “Payment Date”).

Upon declaring the Bonds immediately due and payable in accordance with the foregoing paragraph, the Trustee shall immediately exercise such rights as it may have under the Loan Agreement to declare all payments thereunder to be immediately due and payable and shall immediately make a draw upon the Letter of Credit for the amount that is required to pay the Acceleration Price on the Payment Date.  Upon receipt by the Trustee of the full amount drawn on the Letter of Credit pursuant to the foregoing provisions and provided that sufficient Available Money is in the Bond Fund to pay all sums due and payable to the Bondholders, (i) interest on the Bonds shall cease to accrue on the Acceleration Date, and (ii) the Bank shall be subrogated to all right, title and interest of the Trustee and the Bondholders in and to the Loan Agreement, the Project Facilities and any other security held for the payment of the Bonds (except any funds held in the Bond Fund or any account with respect to Undelivered Bonds which are identified for the payment of the Bonds or the Purchase Price of Undelivered Bonds and any funds in the Rebate Fund) all of which, upon payment of any fees and expenses due and payable to the Trustee pursuant to the Loan Agreement or this Indenture, shall be assigned by the Trustee to the Bank.

As soon as possible, the Trustee shall give written notice of any acceleration of the Bonds to the Bondholders.  Such notice of acceleration (i) shall be given in the name of the

Authority; (ii) shall identify the accelerated Bonds (by name, date of issue, interest rate and maturity date); (iii) shall specify the Acceleration Date; (iv) shall specify the Payment Date and the Acceleration Price; (v) shall state that the interest on the Bonds ceased to accrue on the Acceleration Date; (vi) shall state the reason for the acceleration; and (vii) shall state that on the Payment Date the Acceleration Price will be payable at the Designated Office of the Trustee.  The Trustee shall use “CUSIP” numbers on such notice as a convenience to Bondholders and such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Bonds or as contained in any notice of acceleration and that reliance may be placed only on the registration number and description printed on the Bonds.  A copy of such notice of acceleration shall be mailed, by registered, certified or overnight mail, to each Rating Agency, but failure to mail any such notice or any defect in the mailing thereof shall not affect the validity of such acceleration.

If, after the principal of and interest on the Bonds has been so declared to be due and payable immediately and before any judgment or decree for the payment of the money due shall have been obtained or entered, all arrears of principal and interest on Bonds are paid, the Letter of Credit is reinstated (in an amount not less than the principal amount of the Outstanding Bonds plus (i) if the Bonds are Floating Rate Bonds, 50 days’ interest on the Outstanding Bonds calculated at the Maximum Rate, or (ii) if the Outstanding Bonds are Fixed Rate Bonds, interest on the Outstanding Bonds at the Fixed Rate for the number of days required by Section 5.01), the reasonable charges and expenses of the Trustee are paid or duly provided for to the satisfaction of the Trustee, and any and all other defaults known to the Trustee (other than in the payment of principal of and interest on the Bonds due and payable solely by reason of such declaration) shall have been made good or cured to the satisfaction of the Trustee or provision deemed by the Trustee to be adequate shall have been made therefor, then, and in every such case, the Owners of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding, by written notice to the Authority, the Bank, the Company and the Trustee, or the Trustee, if such declaration was made by the Trustee, may, on behalf of the Owners of all Bonds, rescind and annul such declaration and its consequences and waive such default.  No such rescission and annulment shall extend to or affect any subsequent default or impair or exhaust any right or power in consequence thereof.

Any of the foregoing provisions to the contrary notwithstanding, except upon the occurrence of an Event of Default described in Section 8.01(f), (g) or (h), no Owners of Bonds shall have any right to require the Trustee to accelerate the Bonds, and the Trustee shall not be obligated to give any Bondholder notice of a default under the Indenture, the Loan Agreement or any other documents executed and delivered in connection with the Bonds, unless the Bank shall be in default of its obligations under the Letter of Credit or a voluntary or involuntary case has been commenced by or against the Bank by the filing of a petition under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts.

SECTION 8.03.  Other Remedies.  If any Event of Default occurs and is continuing, the Trustee, before or after declaring the principal of the Bonds immediately due and payable, may enforce each and every right granted to the Authority or the Trustee under the Loan Agreement, the Letter of Credit or any other security instrument, or under any supplements or amendments thereto, and shall, at all times complying with the provisions of Section 8.02 of this

Indenture, apply any Revenues or Available Money in the Bond Fund held by the Trustee to the payment of principal of or interest on the Bonds.  In exercising such rights and the rights given the Trustee under this Article VIII, the Trustee shall take such action as, in the judgment of the Trustee, applying the standards described in Section 9.01 of this Indenture, would best serve the interests of the Bondholders.

SECTION 8.04.  Legal Proceedings By Trustee.  If any Event of Default has occurred and is continuing, the Trustee in its discretion may and, upon the written request of the Bank or the Owners of twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding (subject to the consent of the Bank, if the Bank is not then in default of its obligations under the Letter of Credit and no voluntary or involuntary case has been commenced by or against the Bank under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts) and receipt of indemnity to its satisfaction shall, in its own name:

(a)           By mandamus, other suit, action or proceeding at law or in equity, enforce all rights of the Bondholders, including the right to require the Authority to collect the amounts payable under the Loan Agreement and to require the Authority to carry out any other provisions of this Indenture for the benefit of the Bondholders and to perform its duties under the Act;

(b)           Bring suit upon the Bonds;

(c)           By action or suit in equity require the Authority to account as if it were the trustee of an express trust for the Bondholders; or

(d)           By action or suit in equity enjoin any acts or things that may be unlawful or in violation of the rights of the Bondholders.

SECTION 8.05.  Discontinuance of Proceedings by Trustee.  If any proceeding taken by the Trustee on account of any Event of Default is discontinued or is determined adversely to the Trustee, then the Authority, the Trustee, the Bondholders and the Bank shall be restored to their former positions and rights hereunder as though no such proceeding had been taken, but subject to the limitations of any such adverse determination.

SECTION 8.06.  Bondholders May Direct Proceedings by Trustee.  The Owners of a majority in aggregate principal amount of the Bonds Outstanding hereunder shall have the right to direct the method and place of conducting all remedial proceedings by the Trustee hereunder, provided that such direction shall not be otherwise than in accordance with law or the provisions of this Indenture, and that the Trustee shall not be required to comply with any such direction which it deems to be unlawful or unjustly prejudicial to Bondholders not parties to such direction.  The foregoing provisions of this Section 8.06 to the contrary notwithstanding, the Bank shall have the right to direct the method and the place of conducting all remedial proceedings by the Trustee hereunder, provided that such direction shall not be otherwise than in accordance with law or the provisions of this Indenture, so long as the Bank shall not be in default with respect to its obligations under the Letter of Credit.

SECTION 8.07.  Limitations on Actions By Bondholders.  Anything in this Indenture to the contrary notwithstanding, no Bondholder shall have any right to pursue any remedy hereunder or under the Loan Agreement unless:

(a)           The Trustee shall have been given written notice of an Event of Default;

(b)           The Owners of at least twenty-five percent (25%) in aggregate principal amount of the Bonds Outstanding shall have made a written request to the Trustee to exercise the powers herein granted or to pursue such remedy in its or their name or names;

(c)           The Trustee shall have been offered indemnity satisfactory to it against costs, expenses and liabilities;

(d)           The Trustee shall have failed to comply with such request within a reasonable time; and

(e)           The Bank shall be in default of its obligations under the Letter of Credit or a voluntary or involuntary case has been commenced by or against the Bank by the filing of a petition under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts;

provided, however, that nothing herein shall affect or impair the right of any Owner of any Bond to enforce payment of the principal of such Bond and interest thereon at and after the maturity thereof, or the obligation of the Authority to pay such principal and interest to the respective Owners of the Bonds at the time and place, from the source and in the manner expressed herein and in the Bonds; and provided further that such action shall not disturb or prejudice the lien of this Indenture.

SECTION 8.08.  Trustee May Enforce Rights Without Possession of Bonds.  All rights under the Indenture and the Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceedings instituted by the Trustee shall be brought in its name for the ratable benefit of the Owners of the Bonds.

SECTION 8.09.  Delays and Omissions Not to Impair Rights.  No delay or omission in respect of exercising any right or power accruing upon any Event of Default shall impair such right or power or be a waiver of such Event of Default and every remedy given by this Article VIII may be exercised, from time to time, and as often as may be deemed expedient.

SECTION 8.10.  Application of Money in Event of Default.  Any money received by the Trustee under this Article VIII shall be applied in the order listed below (provided that any money received by the Trustee upon drawing under the Letter of Credit together with Available Money on deposit in the Bond Fund and available for payment of principal and interest on all Outstanding Bonds, any money held by the Trustee upon the nonpresentment of Bonds and any money held by the Trustee for the defeasance of Bonds pursuant to Article XI shall be applied only as provided in clause (b) below and only to pay outstanding principal and accrued interest, as provided in the Letter of Credit, with respect to the Bonds):

(a)           To the payment of the fees and expenses of the Trustee and the Authority including reasonable counsel fees and expenses, and any disbursements of the Trustee with interest thereon and its reasonable compensation;

(b)           To the payment of principal and interest then owing on the Bonds, including any interest on overdue interest, and in case such money shall be insufficient to pay the same in full, then to the payment of principal and interest ratably, without preference or priority of one over another or of any installment of interest over any other installment of interest; and

(c)           To reimbursement of the Bank for any unreimbursed drawing under the Letter of Credit or other obligations owing by the Company to the Bank under the Letter of Credit Agreement.

The surplus, if any, remaining after application of money as set forth above shall be paid to the Company or to the person lawfully entitled to receive the same as a court of competent jurisdiction may direct.

SECTION 8.11.  Trustee and Bondholders Entitled to All Remedies Under Act; Remedies Not Exclusive.  It is the purpose of this Article VIII to provide to the Trustee and the Bondholders all rights and remedies as may be lawfully granted under the provisions of the Act; but should any remedy herein granted be held unlawful, the Trustee and the Bondholders shall nevertheless be entitled to every remedy permitted by the Act.  It is further intended that, insofar as lawfully possible, the provisions of this Article VIII shall apply to and be binding upon any trustee or receiver appointed under the Act.

No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

SECTION 8.12.  Trustee’s Right to Receiver.  As provided by the Act, the Trustee shall be entitled as of right to the appointment of a receiver; and the Trustee, the Bondholders and any receiver so appointed shall have such rights and powers and be subject to such limitations and restrictions as may be contained in or permitted by the Act.

SECTION 8.13.  Subrogation Rights of Bank.  The Trustee agrees that the Bank shall be subrogated to all rights, remedies and collateral of the Trustee under the Indenture, the Loan Agreement or any other document or instrument, to the extent the Bank has honored a draw under the Letter of Credit and has not been reimbursed or paid therefor.

SECTION 8.14.  Waiver of Default.  So long as the Bank is not in default of its obligations under the Letter of Credit and the Letter of Credit is in full force and effect, the Bank may waive an Event of Default, except an Event of Default described in Section 8.01 (h) hereof, and if the Bank does so, the Trustee must also waive such Event of Default.  The Trustee may not waive an Event of Default under this Indenture if the Letter of Credit has not been reinstated

to cover principal and interest on the Bonds in accordance with the terms of the Letter of Credit.  Any such waiver by the Bank and reinstatement must be made in writing by the Bank and delivered to the Trustee.

ARTICLE IX

THE TRUSTEE; THE TENDER AGENT; AND THE PLACEMENT AND REMARKETING AGENT

SECTION 9.01.  Duties.  Immunities and Liabilities of Trustee.  (a)             Prior to an Event of Default of which the Trustee has been notified, is deemed to have notice or has actual knowledge and after the curing of all Events of Default which may have occurred, the Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Indenture.  Following the occurrence of an Event of Default and until such Event of Default has been cured, the Trustee shall exercise those rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(b)           The Authority shall remove the Trustee if at any time the Authority is requested to do so by an instrument or concurrent instruments in writing signed by the Owners of not less than a majority in aggregate principal amount of the Bonds then Outstanding (or their attorneys duly authorized in writing), or if the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent, or if a receiver of the Trustee or its property shall be appointed, or if any public officer shall take control or charge of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, in each case by giving written notice of such removal to the Trustee.  Thereupon the Authority shall appoint, at the direction of the Company or with the consent of the Company and, in either case, with the consent of the Bank, a successor Trustee by an instrument in writing.

(c)           The Trustee may at any time resign by giving written notice of resignation to the Authority and the Bank and by giving the Bondholders notice of such resignation by mail at the addresses shown on the Bond Register.  Upon receiving notice of resignation from the Trustee, the Authority shall promptly appoint, with the consent of the Bank and the Company, a successor Trustee by an instrument in writing.

(d)           Any removal or resignation of the Trustee shall become effective only upon appointment and acceptance of appointment by a successor trustee and transfer of the Letter of Credit to such successor trustee.  If no successor Trustee shall have been appointed and accepted appointment within forty-five (45) days following notice of resignation or removal of the Trustee as aforesaid, the Trustee (in the case of its resignation), or the Authority (in the case of the Trustee’s removal), or any Bondholder (on behalf of himself and all other Bondholders) may petition any court of competent jurisdiction for the appointment of a successor Trustee.  Any successor Trustee appointed under this Indenture shall signify its acceptance of such appointment by executing and delivering to the Authority and to the predecessor Trustee a written acceptance thereof, and thereupon such successor Trustee, without any further act, deed or conveyance, shall become vested with all the money, estates, properties, rights, powers, trusts, duties and obligations of such predecessor Trustee, with like effect as if originally named Trustee herein.  Nevertheless, at the request of the Authority or of the successor Trustee, the Trustee that has resigned or been removed shall execute and deliver any and all instruments of conveyance or further assurance and do such other things as may reasonably be required for more fully and certainly vesting in and confirming to such successor Trustee all the right, title and interest of such predecessor Trustee in and to any property held by it under this Indenture and effecting a transfer of the Letter of Credit to such successor Trustee and shall pay over, transfer, assign and deliver to the successor Trustee any money or other property subject to the trusts and conditions herein set forth.  Upon request of the successor Trustee, the Authority shall execute and deliver any and all instruments as may be reasonably required for more fully and certainly vesting in and confirming to such successor Trustee all such money, estates, properties, rights, powers, trusts, duties and obligations, including a transfer of the Letter of Credit to such successor Trustee.  Notice of the appointment of a successor Trustee and of such successor Trustee’s acceptance of appointment shall be given by the Authority to each Rating Agency and to the Bondholders by first class mail.  If the Authority fails to mail such notice within fifteen (15) days following the successor Trustee’s acceptance of appointment and the transfer of the Letter of Credit to the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

(e)           Any successor Trustee (i) shall be a trust company or bank having corporate trust powers duly authorized to accept trusts of the character herein described, (ii) shall have a corporate trust office in the Commonwealth or shall otherwise be authorized by laws of the Commonwealth to accept and perform trusts of the character herein described, (iii) shall have combined capital and surplus of at least Fifty Million Dollars ($50,000,000), and (iv) shall be subject to supervision or examination by federal or state authorities.  If such bank or trust company publishes a report of condition at least annually, pursuant to law or the requirements of any federal or state supervising or examining authority, then for the purpose of this subsection the combined capital and surplus of such bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

SECTION 9.02.  Merger or Consolidation.  Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which it shall be a party or any corporation or national banking association to which the Trustee may sell or transfer all or substantially all of its corporate trust business, provided such corporation or national banking association shall be eligible under Section 9.01 (E), shall be the successor to such Trustee without the execution or filing of any paper or any further act, anything herein to the contrary notwithstanding.

SECTION 9.03.  Liability of Trustee.  (a)          The recitals of facts herein and in the Bonds contained shall be taken as statements of the Authority, and the Trustee shall assume no responsibility for the correctness of the same, or make any representations as to the validity or sufficiency of this Indenture or of the Bonds or shall incur any responsibility in respect thereof, other than in connection with the duties or obligations herein or in the Bonds assigned to or imposed upon it.  The Trustee shall, however, be responsible for its representations contained in its certificate of authentication on the Bonds.  The Trustee shall not be liable in connection with the performance of its duties hereunder, except for its own gross negligence or willful misconduct.  The Trustee may become the owner of Bonds with the same rights it would have if it were not Trustee and, to the extent permitted by law, may act as depositary for and permit any of their officers or directors to act as a member of, or in any other capacity with respect to, any committee formed to protect the rights of Bondholders, whether or not such committee shall represent the Owners of a majority in principal amount of the Bonds then Outstanding.

(b)           The Trustee shall not be liable for any error of judgment made in good faith by a responsible officer, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts.

(c)           The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Owners of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

(d)           The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture (other than the making of a draw under the Letter of Credit in accordance with its terms and the terms of this Indenture, declaring the principal of the Bonds to be immediately due and payable when required hereunder or making payments on the Bonds when due) at the request, order or direction of any of the Bondholders pursuant to the provisions of this Indenture unless such Bondholders shall have offered to the Trustee indemnification to its satisfaction for indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

(e)           The Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

SECTION 9.04.  Right of Trustee to Rely on Documents.  The Trustee may conclusively rely upon, and shall be protected in acting upon, any notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.  The Trustee may consult with counsel, who may be counsel of or to the Authority, with regard to legal questions, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance therewith.

The Trustee shall not be bound to recognize any person as the Owner of a Bond unless and until such Bond is submitted for inspection, if required, and his title thereto is satisfactorily established, if disputed.

Whenever in the administration of the trusts imposed upon it by this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a Certificate of the Authority, and such Certificate shall be full warrant to the Trustee for any action taken or suffered in good faith under the provisions of this Indenture in reliance upon such Certificate, but in its discretion the Trustee may, in lieu thereof, accept other evidence of such matter or may require such additional evidence as it may deem reasonable.

SECTION 9.05.  Preservation and Inspection of Documents.

(a)           All documents received by the Trustee under the provisions of this Indenture shall be retained in its possession and shall be subject during normal business hours of the Trustee to the inspection of the Authority and any Bondholder, and their agents and representatives duly authorized in writing, at reasonable hours and under reasonable conditions.

(b)           The Trustee covenants and agrees that it shall maintain a current list of the names and addresses of all the Bondholders.

SECTION 9.06.  Compensation.  The Trustee shall be paid (solely from Additional Payments) from time to time reasonable compensation for all services rendered under this Indenture, and also all reasonable expenses, charges, legal and consulting fees and other disbursements and those of its attorneys, agents and employees, incurred in and about the performance of its powers and duties under this Indenture.

SECTION 9.07.  The Tender Agent.  Allfirst Bank, the initial Tender Agent appointed by the Company, and each successor tender agent appointed in accordance herewith, shall designate its office and signify its acceptance of the duties and obligations imposed upon it as described herein by a written instrument of acceptance delivered to the Trustee and the Company under which the Tender Agent shall, among other things:

(a)           hold all Bonds delivered to it hereunder in trust for the benefit of the respective owners of Bonds which shall have so delivered such Bonds until money representing the Purchase Price of such Bond shall have been delivered to or for the account of or to the order of such Owners of Bonds.  Upon delivery of money representing the Purchase Price of such Bonds to or for the account of or to the order of such Owners of Bonds, the Tender Agent shall hold all such Bonds which are required to be delivered to the Pledged Bonds Custodian pursuant to Section 5.06(b) of this Indenture, as the agent of the Bank for the purpose of perfecting the Bank’s security interest therein under the Pledge Agreement (which agency shall terminate upon delivery of such Bonds by the Tender Agent to or upon the order of the Bank in accordance with such Section 5.06(b)); and

(b)           hold all money delivered to it hereunder and under the Tender Agent Agreement for the purchase of such Bonds in a separate account in trust for the benefit of the person or entity which shall have so delivered such money until required to transfer such funds as provided herein.

SECTION 9.08.  Removal or Resignation of Tender Agent: Qualification of Successors.  The Tender Agent may at any time resign and be discharged of its duties and obligations by giving at least sixty (60) days’ written notice to the Authority, the Trustee, the Placement and Remarketing Agent, the Bank and the Company; provided that such resignation shall not take effect until the appointment of a successor Tender Agent and such successor’s acceptance of such appointment in accordance with the provisions of this Indenture.  With the prior written approval of the Bank, the Tender Agent may be removed by the Company at any time, upon written notice to the Authority, the Trustee and the Placement and Remarketing Agent.

The Company, with the prior written consent of the Bank, may appoint a successor Tender Agent.  Any successor Tender Agent (i) shall be a bank or trust company, duly organized under the laws of the United States of America or any state or territory thereof, having a combined capital stock, surplus and undivided profits of at least Fifty Million Dollars ($50,000,000) or a wholly-owned subsidiary of such a bank or trust company, and (ii) shall be authorized by law to perform all duties imposed upon it by this Indenture.

Any removal or resignation of the Tender Agent shall become effective only upon appointment and acceptance of appointment by a successor Tender Agent and transfer of the Letters of Credit to such successor Tender Agent.  If no successor Tender Agent shall have been appointed and accepted appointment within forty-five (45) days following notice of resignation or removal of the Tender Agent as aforesaid, the Tender Agent (in the case of its resignation), or the Authority (in the case of the Tender Agent’s removal), or any Bondholder (on behalf of himself and all other Bondholders) may petition any court of competent jurisdiction for the appointment of a successor Tender Agent.  Any successor Tender Agent appointed under this Indenture shall signify its acceptance of such appointment by executing and delivering to the Authority and to the predecessor Tender Agent a written acceptance thereof, and thereupon such successor Tender Agent, without any further act, deed or conveyance, shall become vested with all the money, estates, properties, rights, powers, trusts, duties and obligations of such predecessor Tender Agent, with like effect as if originally named Tender Agent herein.  Nevertheless, at the request of the Authority or of the successor Tender Agent, the Tender Agent that has resigned or been removed shall execute and deliver any and all instruments of conveyance or further assurance and do such other things as may reasonably be required for more fully and certainly vesting in and confirming to such successor Tender Agent all the right, title and interest of such predecessor Tender Agent in and to any property held by it under this Indenture and effecting a transfer of the Letters of Credit to such successor Tender Agent and shall pay over, transfer, assign and deliver to the successor Tender Agent any money or other property subject to the trusts and conditions herein set forth.  Upon request of the successor Tender Agent, the Authority shall execute and deliver any and all instruments as may be reasonably required for more fully and certainly vesting in and confirming to such successor Tender Agent all such money, estates, properties, rights, powers, trusts, duties and obligations, including a transfer of the Letters of Credit to such successor Tender Agent.  Notice of the appointment of a successor Tender Agent and of such successor Tender Agent’s acceptance of appointment shall be given by the Authority to the Rating Agency and to the Bondholders by first class mail.  If the Authority fails to mail such notice within fifteen (15) days following the successor Tender Agent’s acceptance of appointment and the transfer of the Letters of Credit to the successor Tender Agent, the successor Tender Agent shall cause such notice to be mailed at the expense of the Company.

Notice of the appointment of a successor Tender Agent and of such successor Tender Agent’s acceptance of appointment shall be given by the Company to each Rating Agency and to the Bondholders by first class mail.  If the Company fails to mail such notice within fifteen (15) days following the successor Tender Agent’s acceptance of appointment, the successor Tender Agent shall cause such notice to be mailed at the expense of the Company.

Upon the effectiveness of any resignation or removal of the Tender Agent, the Tender Agent resigning or being removed shall deliver any Bonds and money held by it in such capacity to the successor Tender Agent.

SECTION 9.09.  Qualifications of Placement and Remarketing Agent; Resignation; Removal.  The Placement and Remarketing Agent shall be a financial institution or registered broker/dealer authorized by law to perform all of the duties imposed upon it by this Indenture.  The Placement and Remarketing Agent may at any time resign and be discharged of its duties and obligations created by this Indenture by giving at least thirty (30) days’ notice to the Authority, the Company and the Trustee.  The Placement and Remarketing Agent may be removed by the Company at any time, upon not less than thirty (30) days’ written notice filed with the Placement and Remarketing Agent, the Authority and the Trustee.  Upon the resignation or removal of the Placement and Remarketing Agent, the Company shall appoint a successor Placement and Remarketing Agent and shall provide written notice thereof to the Authority and the Trustee.  No resignation or removal of the Placement and Remarketing Agent shall become effective until a successor Placement and Remarketing Agent is appointed and accepts such appointment.

SECTION 9.10.  Construction of Ambiguous Provisions.  The Trustee may construe any provision of this Indenture insofar as such may appear to be ambiguous or inconsistent with any other provision of this Indenture; and any construction of any such provision by the Trustee in good faith shall be binding upon the Owners of the Bonds.

ARTICLE X

MODIFICATION OR AMENDMENT OF THIS INDENTURE

SECTION 10.01.  Amendments Permitted.  This Indenture and the rights and obligations of the Authority, the Trustee and the Owners of the Bonds hereunder may be modified or amended from time to time and at any time for any lawful purpose, by an indenture or indentures supplemental hereto, which the Authority and the Trustee may enter into without the consent of any Bondholder but with the prior written consent of the Company and the Bank (as long as the Bank is not in default under the Letter of Credit); provided, however, that the consent of the Bank shall not be required in connection with the execution and delivery of any Supplemental Indenture to become effective only upon delivery and acceptance by the Trustee of a Substitute Letter of Credit.

The foregoing to the contrary notwithstanding, no such modification or amendment shall, without the consent of the Company and the Owners of all Bonds then Outstanding, (i) extend the maturity date of any Bond, (ii) reduce the amount of principal thereof, (iii) extend the time of payment or change the method of computing the rate of interest thereon, without the consent of the Owner of each Bond so affected, or eliminate the Owners’ rights to tender the Bonds, (iv) extend the due date for the purchase of Bonds tendered by the Owners thereof, or (v) reduce the Purchase Price of such Bonds; provided, however, that no consent of the Holders of the Bonds then Outstanding shall be required for any modification or amendment to this Indenture which is to become effective only following a mandatory tender of all Bonds for purchase in connection with the exercise of the Conversion Option.  It shall not be necessary for the consent of the Bondholders to approve the particular form of any Supplemental Indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Promptly after the execution by the Authority and the Trustee of any Supplemental Indenture pursuant to this Section 10.01, the Trustee shall mail a notice, setting forth in general terms the substance of such Supplemental Indenture, to each Rating Agency and to the Owners of the Bonds at the addresses of such Owners shown on the Bond Register.  Any failure to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture.

SECTION 10.02.  Effect of Supplemental Indenture.  Upon the execution of any Supplemental Indenture pursuant to this Article, this Indenture shall be deemed to be modified and amended in accordance therewith, and the respective rights, duties and obligations under this Indenture of the Authority, the Trustee and all Owners of Bonds Outstanding shall thereafter be determined, exercised and enforced subject in all respects to such modification and amendment, and all the terms and conditions of any such Supplemental Indenture shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 10.03.  Trustee Authorized to Join in Amendments and Supplements; Reliance on Counsel.  The Trustee is authorized to join with the Authority in the execution and delivery of any supplemental indenture or amendment permitted by this Article X and in so doing shall be fully protected by an Opinion of Counsel that such supplemental indenture or amendment is so permitted and has been duly authorized by the Authority and that all things necessary to make it a valid and binding agreement have been done.

ARTICLE XI

DEFEASANCE

SECTION 11.01.  Defeasance.  When the principal of, and premium (if any) and interest on, all Bonds issued hereunder have been paid, or provision has been made for payment of the same and any Purchase Price which may become payable pursuant to Article V, together with the compensation and expenses of the Trustee and all other sums payable hereunder by the Authority or the Company, the right, title and interest of the Trustee in and to the Trust Estate shall thereupon cease and the Trustee, on demand of the Authority or the Company, shall release this Indenture and shall execute such documents to evidence such release as may be reasonably required by the Authority or the Company and shall turn over to the Company or to such person, body or authority as may be entitled to receive the same all balances then held by it hereunder not required for the payment of the Bonds and such other sums and shall surrender the Letter of Credit to the Bank; provided that (a) any proceeds of the Letter of Credit not required for payment of the Bonds shall be turned over to the Bank and (b) in the event there has been a drawing under the Letter of Credit for which the Bank has not been fully reimbursed pursuant to the Letter of Credit Agreement or any other obligations are then due and owing to the Bank under the Letter of Credit Agreement, the Trustee shall assign and turn over to the Bank, as successor, subrogee or otherwise, all of the Trustee’s right, title and interest under this Indenture, all balances held hereunder (excluding the Rebate Fund) not required for the payment of the Bonds and such other sums and the Trustee’s right, title and interest in, to and under the Loan Agreement and any other property comprising the Trust Estate.  If payment or provision therefor is made with respect to less than all of the Bonds, the particular Bonds (or portions thereof) for which provision for payment shall have been considered made shall be selected by lot or by such other method as the Trustee deems fair and appropriate, and thereupon the Trustee shall take similar action for the release of this Indenture with respect to such Bonds.

SECTION 11.02.  Provision for Payment.

(a)           Provision for the payment of Bonds shall be deemed to have been made when the Trustee holds in the Bond Fund (1) cash in an amount sufficient to make all payments (including principal, premium, if any, interest and Purchase Price payments, if any) specified in Section 11.01 with respect to such Bonds, or (2) Government Obligations maturing on or before the date or dates when the payments specified above shall become due, the principal amount of which and the interest thereon, when due, is or will be, in the aggregate, sufficient without reinvestment to make all such payments, or (3) any combination of cash and Government Obligations the amounts of which and interest thereon, when due, are or will be, in the aggregate, sufficient without reinvestment to make all such payments; provided that (i) such amount on deposit shall be deemed sufficient only if (A) while the Bonds bear interest at a Floating Rate, it provides for payment of interest at the Maximum Rate and the Authority shall have surrendered any power hereunder to thereafter change the Maximum Rate, or (B) while the Bonds bear interest at a Fixed Rate, it provides for payment of interest at such Fixed Rate, (ii) the Bond Trustee shall have received an Opinion of Bond Counsel to the effect that a deposit of obligations described in clause (2) or (3) above will not adversely affect the exclusion from gross income for federal income tax purposes of the interest on any of the Bonds or cause any of the Bonds to be classified as “arbitrage bonds” within the meaning of Section 148 of the Code,

(iii) the Trustee shall have received written notice from each Rating Agency that such provision for payment of the Bonds will result in a rating on the Bonds equal to or higher than the then current rating (if the Bonds are then rated); and (iv) provision for payment of Bonds shall be deemed to be made only if (A) the Trustee holds in the Bond Fund cash constituting Available Moneys or such obligations purchased with Available Moneys for payment of such Bonds in amounts sufficient to make all payments specified above with respect to such Bonds, as verified by an accountant’s certification in form and by an accountant acceptable to the Trustee and the Rating Agency (if the Bonds are then rated), and (B) in the case of Floating Rate Bonds, the Bonds have been called for redemption on a date not more than 90 days from the date provision for payment is being made pursuant to this Section and, in determining the sufficiency of amounts held to make payments with respect to the Bonds, there shall be excluded any and all interest expected to be earned on obligations held by the Trustee.

(b)           Neither the moneys nor the obligations deposited with the Trustee pursuant to this Article shall be withdrawn or used for any purpose other than, and such obligations and moneys shall be segregated and held in trust for, the payment of the principal or redemption price of, premium, if any, on and interest on, the Bonds (or portions thereof), or for the payment of the Purchase Price of such Bonds in accordance with Article V.  While the Bonds are Floating Rate Bonds, such money, if not then needed for such purpose, shall, but only to the extent practicable, be invested and reinvested in Government Obligations maturing on or prior to the earlier of (i) the date moneys may be required for the purchase of Bonds pursuant to Article V and (ii) the Interest Payment Date next succeeding the date of investment or reinvestment.

(c)           Whenever moneys or obligations shall be deposited with the Trustee for the payment or redemption of Bonds more than 60 days prior to the date that such Bonds are to mature or be redeemed, the Trustee shall mail a notice to the Holders of Bonds for the payment of which such money or obligations are being held at their registered addresses stating that such money or obligations have been deposited.  Such notice shall also be sent by the Trustee to each Rating Agency.  Notwithstanding the foregoing, no delivery to the Trustee under this Section shall be deemed a payment of any Bonds which are to be redeemed prior to their stated maturity until such Bonds shall have been irrevocably called or designated for redemption on a date thereafter on which such Bonds may be redeemed in accordance with the provisions of this Indenture and proper notice of such redemption shall have been given in accordance with Article IV or the Authority shall have given the Bond Trustee, in form satisfactory to the Bond Trustee, irrevocable instructions to give, in the manner and at the times prescribed by Article IV, notice of redemption.

SECTION 11.03.  Deposit of Funds for Payment of Bonds.  If the principal or Purchase Price of any Bonds becoming due, either at maturity or by call for redemption or tender or otherwise, together with the premium (if any) thereon and all interest accruing thereon to the due date, has been paid or provision therefor made in accordance with Section 11.02, all interest on such Bonds shall cease to accrue on the due date and all liability of the Authority with respect to such Bonds shall likewise cease, except as hereinafter provided.  Thereafter, (a) any surplus balance held by the Trustee with respect to such Bonds over the principal of, premium (if any) on and actual interest accrued on such Bonds shall be paid to the Bank as a return of excess funds drawn under the Letter of Credit (or, if each Rating Agency shall have confirmed its rating of the Bonds in connection with the provision for payment of the Bonds, such surplus shall be paid as may otherwise be approved by the Rating Agency in connection with such confirmation) and (b) the Holders of such Bonds shall be restricted exclusively to the Hinds so deposited for any claim of whatsoever nature with respect to such Bonds, and the Trustee shall hold such funds in trust for such Holders uninvested and without liability for interest thereon.  Moneys so deposited with the Trustee which remain unclaimed five years after the date payment thereof becomes due shall, at the request of the Company (or the Bank) and if neither the Authority nor the Company is at the time to the knowledge of the Trustee in default with respect to any covenant contained in the Indenture, the Bonds or the Loan Agreement, be paid to the Company (or to the Bank, as provided in Section 11.01 with respect to surplus balances), and the Holders of the Bonds for which the deposit was made shall thereafter be limited to a claim against the Company; provided that the Trustee, before making payment to the Company, may, at the expense of the Company, cause a notice to be given to the Holders at their registered addresses, stating that the moneys remaining unclaimed will be returned to the Company after a specified date.

SECTION 11.04.  Survival of Certain Provisions.  Notwithstanding the foregoing, any provisions of this Indenture which relate to the maturity of Bonds, interest payments and dates thereof, optional and mandatory redemption provisions, credit against mandatory sinking fund requirements, exchange, transfer and registration of Bonds, replacement of mutilated, lost, wrongfully taken or destroyed Bonds, safekeeping and cancellation of Bonds, nonpresentment of Bonds, holding of moneys in trust, payment of moneys to the Company and the Bank, the rebate of moneys to the United States in accordance with Section 148(f) of the Code, and the duties of the Trustee in connection with all of the foregoing, shall remain in effect and be binding upon the Trustee and the Holders notwithstanding the release and discharge of this Indenture.  The provisions of this Article shall survive the release, discharge and satisfaction of this Indenture.

ARTICLE XII

MISCELLANEOUS

SECTION 12.01.  Liability of Authority Limited to Revenues.  Notwithstanding anything to the contrary contained in this Indenture or in the Bonds, the Authority shall not be required to advance or pay any money derived from any source other than the Revenues and other assets pledged under this Indenture for any of the purposes in this Indenture mentioned, whether for the payment of the principal of or interest on the Bonds or for any other purpose of this Indenture.  Notwithstanding any provisions of this Indenture to the contrary, no recourse under or upon any obligation, covenant or agreement contained herein or in any Bond shall be had against the Authority, it being expressly agreed and understood that the obligations of the Authority hereunder, and under the Bonds and elsewhere, are solely corporate obligations of the Authority and shall be enforceable only out of the Authority’s interest in this Indenture and the Loan Agreement and there shall be no other recourse against the Authority or any property now or hereafter owned by it and after entry of judgment against the Authority by virtue of the power herein contained, the Trustee shall mark the judgment index to the effect that the judgment is limited as aforesaid.

SECTION 12.02.  Limitation of Liability of Directors, Etc.  of Authority.  No covenant, agreement, provision or obligation contained herein shall be deemed to be a covenant, agreement or obligation of any present or future director, commissioner, officer, employee, member, solicitor, or agent of the Authority in his individual capacity, and neither the members of the Authority nor any officer or solicitor thereof shall be liable personally on this Indenture or any of the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof or this Indenture.  No director, commissioner, officer, employee, member, solicitor, or agent of the Authority shall incur any personal liability with respect to any other action taken by him pursuant to this Indenture or the Act.  Notwithstanding anything herein to the contrary, no provision, covenant or agreement contained in this Indenture or in the Bonds or any obligations herein or therein imposed upon the Authority or the breach thereof, shall constitute or give rise to or impose upon the Authority a pecuniary liability or a charge upon its general credit.  In making the agreements, provisions and covenants set forth in this Indenture, the Authority has not obligated itself except with respect to its rights and interest in the Loan Agreement, as hereinabove provided.  The issuance of the Bonds under this Indenture shall not be considered a misfeasance in office.  The liability of the Authority, including its officers, solicitor, members, and employees under any and all of the documentation executed in connection with the issuance of the Bonds shall not constitute its general obligation and recourse against the Authority on the documentation executed in connection with the issuance of the Bonds shall be had only against the property specifically pledged as security therefor and any rents, issues and profits thereof.  It is expressly understood that the Authority shall not otherwise be obligated and that none of its members, solicitor, officers or employees shall be in any way obligated for any costs, expenses, fees, or other obligations or liabilities incurred or imposed in connection with the issuance of the Bonds, whether incurred prior to or after closing, and that recourse against the Authority and its members, solicitor, officers or employees, shall be limited as set forth herein.

SECTION 12.03.  Covenant Not to Sue.  The forms of Bonds provide that the Owners of the Bonds agree not to sue the Authority or any of its board members, officers, agents or employees, past, present or future except as provided herein and in the Loan Agreement as a condition of, and in consideration for, the issuance of the Bonds; accordingly, the Trustee shall not be permitted to sue the Authority on behalf of the Owners of the Bonds other than as provided herein.

SECTION 12.04.  Successor is Deemed Included in All References to Predecessor.  Whenever in this Indenture either the Authority or the Trustee is named or referred to, such reference shall be deemed to include the successors or assigns thereof, and all the covenants and agreements in this Indenture contained by or on behalf of the Authority or the Trustee shall bind and inure to the benefit of the respective successors and assigns thereof, whether so expressed or not.

SECTION 12.05.  Limitation of Rights to Parties, Bank, Company and Bondholders.  Nothing in this Indenture or in the Bonds, express or implied, is intended or shall be construed to give to any person other than the Authority, the Trustee, the Bank, the Company and the Owners of the Bonds any legal or equitable right, remedy or claim under or in respect of this Indenture or any covenant, condition or provision therein or herein contained; and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Authority, the Trustee, the Bank, the Company and the Owners of the Bonds.

SECTION 12.06.  Waiver of Notice.  Whenever in this Indenture the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person entitled to receive such notice and in any case the giving or receipt of such notice shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 12.07.  Severability of Invalid Provisions.  If any one or more of the provisions contained in this Indenture or in the Bonds shall for any reason be held to be invalid, illegal or unenforceable in any respect, then such provision or provisions shall be deemed several from the remaining provisions contained in this Indenture and such invalidity, illegality or unenforceability shall not affect any other provision of this Indenture, and this Indenture shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein.  The Authority hereby declares that it would have entered into this Indenture and each and every other Section, paragraph, sentence, clause or phrase of this Indenture and authorized the issuance of the Bonds pursuant thereto irrespective of the fact that any one or more Sections, paragraphs, sentences, clauses or phrases of this Indenture may be held illegal, invalid or unenforceable.

SECTION 12.08.  Notices.  Unless otherwise specified, all notices to Bondholders may be given by certified or registered United States mail, commercial overnight delivery service, telex or telegram sent to the addresses of such Bondholders as shown on the Bond Register, or may be given by telephone, telecopier or other telecommunication device and subsequently confirmed promptly in writing.

Unless otherwise specified in this Indenture or in the Bonds, all Bonds to be presented or surrendered to the Trustee for purposes of payment, exchange or transfer of ownership, and all documents required by this Indenture to accompany the Bonds so presented or surrendered, shall be delivered to the Trustee at its Designated Office, which is located at the following address:

Allfirst Bank

213 Market Street

Harrisburg, Pennsylvania 17101

Attention: Corporate Trust Services

Unless otherwise specified in this Indenture or in the Bonds, all Bonds to be tendered to the Tender Agent for purposes of purchase, and all documents required by this Indenture to accompany the Bonds so tendered, shall be delivered to the Tender Agent at its Delivery Office, which is located at the following address:

Allfirst Bank

213 Market Street

Harrisburg, Pennsylvania 17101

Attention: Corporate Trust Services

Unless otherwise specified in this Indenture or in the Bonds, all notices, demands, requests and other documents or instruments required to be given or sent to the following parties (other than Bonds to be presented, surrendered or tendered for payment, exchange, transfer of ownership or purchase) shall be sent by United States first class mail, postage prepaid, or by commercial overnight delivery service, telex or telegram, addressed as follows (and shall be deemed sufficiently given upon the deposit thereof, postage prepaid, in the United States mail, if sent by mail):

To the Trustee:

Allfirst Bank

213 Market Street

Harrisburg, Pennsylvania 17101

Attention: Corporate Trust Services

To the Authority:

Union County Industrial Development Authority

269 Chestnut Street

Mifflinburg, Pennsylvania 17844

with a copy to:

Michael T. Hudock, Esquire

269 Chestnut Street

Mifflinburg, Pennsylvania 17844

(or such other address as may have been filed in writing by the Authority with the Trustee),

To the Company:

Stabler Companies Inc.

635 Lucknow Road

Harrisburg, PA 17110

Attn:  Mr. Thomas Minori

(or such other address as may have been filed in writing by the Company with the Trustee),

To the Placement and Remarketing Agent:

Allfirst Bank

25 South Charles Street

MC 101-346

Baltimore, Maryland 21201

Attn: Capital Markets Division

(or such other address as may have been filed in writing by the Placement and Remarketing Agent with the Trustee),

To the Placement and Remarketing Agent:

Allfirst Bank

25 South Charles Street

MC 101-346

Baltimore, Maryland 21201

Attn: Capital Markets Division

(or such other address as may have been filed in writing by the Placement and Remarketing Agent with the Trustee),

To the Tender Agent:

Allfirst Bank

213 Market Street

Harrisburg, Pennsylvania 17101

Attention: Corporate Trust Department

(or such other address as may have been filed in writing by the Tender Agent with the Trustee),

To the Bank:

Allfirst Bank

25 South Charles Street

MC 101-346

Baltimore, Maryland 21201

(or such other address as may have been filed in writing by the Bank with the Trustee).

SECTION 12.09.  Evidence of Rights of Bondholders.  Any request, consent or other instrument required or permitted by this Indenture to be signed and executed by Bondholders may be in any number of concurrent instruments of substantially similar tenor and shall be signed or executed by such Bondholders in person or by an agent or agents duly appointed in writing.  Proof of the execution of any such request, consent or other instrument or of a writing appointing any such agent, or of the holding by any person of Bonds transferable by delivery, shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee and of the Authority if made in the manner provided in this Section.

The fact and date of the execution by any person of any such request, consent or other instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction, authorized by the laws thereof to take acknowledgments of deeds, certifying that the person signing such request, consent or other instrument acknowledged to him the execution thereof, or by an affidavit of a witness of such execution duly sworn to before such notary public or other officer.

The ownership of Bonds shall be proved by the Bond Register.

Any request, consent or other instrument or writing of the Owner of any Bond shall bind every future Owner of the same Bond and the Owner of every Bond issued in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Authority in accordance therewith or in reliance thereon.

SECTION 12.10.  Disqualified Bonds.  In determining whether the Owners of the requisite aggregate principal amount of Bonds have concurred in any demand, request, direction, consent or waiver under this Indenture, Bonds which are owned or held by or for the account of the Authority or the Company, or by any other obligor on the Bonds, or by any person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Authority, the Company, or any other obligor on the Bonds, shall be disregarded and deemed not to be Outstanding for the purposes of this Indenture.

Bonds which are held by any pledgee (other than the Bank or the Pledged Bonds Custodian) shall also be disregarded and deemed not to be Outstanding for purposes of this Indenture, unless the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to vote such Bonds and that the pledgee is not a person directly or indirectly controlling or controlled by.  or under direct or indirect common control with, the Authority, the Company or any other obligor on the Bonds.  In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be lull protection to the Trustee.

SECTION 12.11.  Money Held for Particular Bonds.  The money held by the Trustee for the payment of the interest, principal or premium due on any date with respect to particular Bonds (or portions of Bonds in the case of registered Bonds redeemed in part only) shall, on and after such date and pending such payment, be set aside on its books and held uninvested in trust by it for the Owners of the Bonds entitled thereto, subject, however, to the provisions of Section 11.04 of this Indenture.

SECTION 12.12.  Funds.  Any fund required by this Indenture to be established and maintained by the Trustee may be established and maintained in the accounting records of the Trustee either as a fund or an account, and may, for the purposes of such records, any audits thereof and any reports or statements with respect thereto, be treated either as a fund or as an account, but all such records with respect to all such funds shall at all times be maintained in accordance with current industry standards, to the extent practicable, and with due regard for the requirements of Section 7.05 of this Indenture and for the protection of the security of the Bonds and the rights of every holder thereof

SECTION 12.13.  Payments Due on Days other than Business Days.  If a payment under this Indenture or with respect to Bonds is due on a date that is not a Business Day, then payment may be made on the next day that is a Business Day and no interest shall accrue for the intervening period.

SECTION 12.14.  Execution in Several Counterparts.  This Indenture may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts, or as many of them as the Authority and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

SECTION 12.15.  Notices to Rating Agency.  Written notice shall be provided by the Trustee to each Rating Agency at the time maintaining a credit rating with respect to the Bonds of (i) the appointment of any successor Trustee, Tender Agent, or Placement and Remarketing Agent, (ii) any Supplemental Indenture or any amendment to the Loan Agreement or the Letter of Credit, (iii) the expiration, termination, substitution or extension of the Letter of Credit, (iv) the payment of all Outstanding Bonds, (v) the conversion of the Bonds to the Fixed Rate, and (vi) any acceleration of the Bonds.

SECTION 12.16.  Governing Law.  This Indenture shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to any conflict of laws provision thereof.

IN WITNESS WHEREOF, UNION COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY has caused this Indenture to be signed in its name by its (Vice) Chairman and its seal to be hereunto affixed and attested by its Secretary or Assistant Secretary, and ALLFIRST BANK has caused this Indenture to be signed in its name by its Authorized Officer and its corporate seal to be hereunto affixed and attested by its Authorized Signatory, all as of the day and year first above written.

ATTEST:	UNION COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

/s/	By:	/s/
Secretary		Chairman

(SEAL)

ATTEST:	ALLFIRST BANK, as trustee

/s/	By:	/s/
Title:		Title: Vice President

(SEAL)

EXHIBIT A

[FLOATING RATE FORM OF BOND]

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the Authority or its agent for registration of transfer, exchange or payment and any certificate issued is registered in the name of Cede & Co.  or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co.  or to such other entity as is requested by an authorized representative of DTC).  ANY TRANSFER.  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof.  Cede & Co..  has an interest herein.

UNITED STATES OF AMERICA
No. VR-	COMMONWEALTH OF PENNSYLVANIA	$

UNION COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

VARIABLE RATE DEMAND/FIXED RATE REVENUE BOND
(STABLER COMPANIES INC.  PROJECT)
SERIES OF 2001

SERIES ISSUE DATE	MATURITY DATE	INTEREST RATE	CUSIP

May 2,2001	May 1,2022	Weekly Floating Rate

THIS BOND IS SUBJECT TO MANDATORY TENDER FOR PURCHASE AT THE TIME AND IN THE MANNER HEREINAFTER DESCRIBED, AND MUST BE SO TENDERED OR WILL BE DEEMED TO HAVE BEEN SO TENDERED UNDER CERTAIN CIRCUMSTANCES DESCRIBED HEREIN.

UNION COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY (the “Authority”), an industrial and commercial development authority organized and existing under the Economic Development Financing Law (the “Act”), of the Commonwealth of Pennsylvania (the “Commonwealth”), for value received, promises to pay to the order of                                 , or registered assigns, on the Maturity Date stated above, upon surrender hereof, but only from the sources referred to herein, the principal sum of                            DOLLARS ($                        ), unless this Variable Rate Demand/Fixed Rate Revenue Bond (Stabler Companies Inc.  Project), Series of 2001 (the “Bond”), duly shall have been called for earlier redemption and payment of the redemption price shall have been made or provided for, and to pay, but only from the sources referred to herein, interest on said principal sum, at the rate or rates determined as provided in this Bond and in the Indenture (hereinafter defined), until the principal sum hereof is paid or provision for payment thereof has been made as provided in the Indenture.  Interest on this Bond is payable from the Interest Payment Date (herein defined) next preceding the date of registration and authentication of this Bond, unless: (a) this Bond is

1

registered and authenticated as of an Interest Payment Date, in which event this Bond shall bear interest from such Interest Payment Date; or (b) this Bond is registered and authenticated after a Record Date (hereinafter defined) and before the next succeeding Interest Payment Date, in which event this Bond shall bear interest from such Interest Payment Date; or (c) this Bond is registered and authenticated on or prior to the Record Date (hereinafter defined) next preceding the first Interest Payment Date, in which event this Bond shall bear interest from the Series Issue Date set forth above; or (d) as shown by the records of the Trustee (hereinafter defined), interest on this Bond shall be in default, in which event this Bond shall bear interest from the date to which interest was last paid on this Bond.

The principal of this Bond, when due upon maturity or upon any earlier call for redemption, shall be payable at the Designated Office (hereinafter defined) of Allfirst Bank (together with its successors in the trust, the “Trustee”), as trustee under the Indenture (hereinafter defined), or at the duly designated office of any successor trustee under such Indenture.  As used herein, the phrase “Designated Office” shall mean the corporate trust office of the Trustee in Harrisburg, Pennsylvania, or any other office or offices of the Trustee designated by the Trustee may, from time to time, designated as the place at which Bonds may be presented for payment, registration of a transfer of ownership or exchange.  Payment of interest due on this Bond shall be made on each Interest Payment Date to the person in whose name ownership of this Bond is registered as of the close of business of the Trustee on the Business Day (as herein defined), preceding the applicable Interest Payment Date (the “Record Date”), by check mailed to the address of such registered owner as shown on the bond register maintained by the Trustee; provided, however, that interest shall be paid by wire transfer to an account of such registered owner in the United States, if such registered owner is the Bank or Depository Trust Company or its nominee or a successor securities depository (hereinafter defined) or if such registered owner is the owner of Bonds (hereinafter defined) in an aggregate principal amount of $1,000,000 or more and shall have made a written request for wire payment of interest to the Trustee at least fifteen (15) calendar days prior to the Interest Payment Date.  Any interest that is not timely paid or duly provided for shall cease to be payable to the person in whose name this Bond is registered as of the regular Record Date for the payment of such interest, and shall be payable to the person in whose name this Bond is registered at the close of business of the Trustee on a special record date for the payment of such overdue interest (the “Special Record Date”) established by notice mailed by the Trustee on behalf of the Authority to the registered owner of this Bond not less than fifteen (15) days preceding such Special Record Date and not less than twenty (20) days, but not more than thirty (30) days, prior to the date established by the Trustee for the payment of such overdue interest (the “Special Interest Payment Date”).  Such notice shall be mailed to the person in whose name this Bond is registered at the close of business of the Trustee on the fifth (5th) day preceding the date of mailing.

The principal of, premium, if any, and interest on this Bond shall be payable in lawful money of the United States of America and only from certain receipts, revenues and money of the Authority available for such purposes, all as provided and more fully set forth in a Trust Indenture, dated as of May 1, 2001 (the “Indenture”), duly executed and delivered by the Authority to the Trustee, as trustee.  This Bond is one of the series of $8,465,000 aggregate principal amount of revenue bonds of the Authority, known as “Variable Rate Demand/Fixed

2

Rate Revenue Bonds (Stabler Companies Inc.  Project), Series of 2001 (the “Bonds”), all issued under the Indenture and equally and ratably secured by the Indenture and by an assignment thereunder of all right, title and interest of the Authority in the Loan Agreement (hereinafter defined) and any sums (except certain amounts in respect of administrative expenses and indemnification of the Authority) payable thereunder by Stabler Companies Inc.  (the “Company”), a corporation organized and existing under laws of the Commonwealth with its principal office in Harrisburg, Pennsylvania.  The Company and the Authority have entered into a Loan Agreement, dated as of May 1, 2001 (the “Loan Agreement”), under which the Authority has agreed to lend the proceeds of the Bonds to the Company to finance Costs of the Projects, as such terms are defined in the Indenture (the “Project”) and, in consideration thereof, the Company has agreed to make payments to the Authority in amounts and at times sufficient to meet all obligations of the Authority with respect to the Bonds.

The Company has caused an irrevocable direct pay letter of credit issued by Allfirst Bank and dated the Series Issue Date set forth above to be delivered to the Trustee, pursuant to which the Trustee is authorized, subject to the terms and conditions thereof, to draw up to (a) an amount equal to the principal amount of the Bonds (i) to enable the Trustee to pay the principal amount of the Bonds when due at maturity or upon redemption or acceleration and (ii) to pay the portion of the Purchase Price (hereinafter defined) of Bonds tendered to the Tender Agent (hereinafter defined) corresponding to the principal amount of such Bonds, plus (b) an amount equal to 50 days’ accrued interest on the Outstanding Bonds at twelve percent (12%) per annum (based on a year of 365 or 366 days, as appropriate, and the actual number of days elapsed).  Such irrevocable letter of credit and any substitute letter of credit delivered to the Trustee in accordance with the terms of the Indenture is herein called the “Letter of Credit” As used herein, the term “Bank” shall mean Allfirst Bank, in its capacity as issuer of such irrevocable letter of credit, or the bank or other institution issuing any such substitute letter of credit (the “Substitute Letter of Credit”).  The initial Letter of Credit expires on September 24, 2008, unless earlier terminated pursuant to its terms or extended.  As used herein, the phrase “Letter of Credit Termination Date” means the later of (i) that date upon which the Letter of Credit expires or terminates pursuant to its terms, or (ii) that date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance of a Substitute Letter of Credit.  Subject to the provisions of the Indenture, the Company may, but is not required to, cause the Letter of Credit to be extended or replaced with a Substitute Letter of Credit prior to the Letter of Credit Termination Date.  The Bank is under no obligation to extend or replace the Letter of Credit.  Unless the Letter of Credit is extended or replaced prior to the Letter of Credit Termination Date in accordance with the terms of the Indenture, the Bonds will become subject to mandatory redemption, as described below.  The Letter of Credit is being issued pursuant to a Letter of Credit Agreement (as the same may be amended or replaced, the “Letter of Credit Agreement”) between the Company and the Bank, under which the Company is obligated to reimburse the Bank for all drawings under the Letter of Credit.

Reference is made to the Indenture, an executed counterpart of which is on file at the corporate trust office of the Trustee located in Harrisburg, Pennsylvania, for a statement of the particular receipts, revenues, and money of the Authority pledged for payment of the principal of, premium, if any, and interest on the Bonds, the nature, extent and manner of

3

enforcement of the security for the Bonds, the rights of holders of the Bonds and of the Trustee with respect to such security, and the terms and conditions upon which the Bonds are issued.

THE BONDS ARE SPECIAL, LIMITED OBLIGATIONS OF THE AUTHORITY PAYABLE SOLELY AND EXCLUSIVELY FROM THE PAYMENTS REQUIRED TO BE MADE BY THE COMPANY UNDER THE LOAN AGREEMENT AND FROM DRAWS ON THE LETTER OF CREDIT.  NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF THE PRINCIPAL OF THIS BOND OR ANY INTEREST, PURCHASE PRICE OR REDEMPTION PRICE PAYABLE WITH RESPECT TO THIS BOND, OR ANY CLAIM BASED ON THIS BOND, THE INDENTURE OR THE LOAN AGREEMENT, AGAINST THE AUTHORITY OR ANY SUCCESSOR TO THE AUTHORITY, OR AGAINST ANY PRESENT, PAST OR FUTURE OFFICER, MEMBER, EMPLOYEE OR AGENT OF THE AUTHORITY OR ANY SUCCESSOR TO THE AUTHORITY, UNDER ANY CONSTITUTIONAL PROVISION, STATUTE OR RULE OF LAW, BY THE ENFORCEMENT OF ANY ASSESSMENT, BY ANY LEGAL OR EQUITABLE PROCEEDING, OR BY ANY OTHER MEANS, AND ALL SUCH LIABILITY OF THE AUTHORITY, ALL SUCH SUCCESSORS TO THE AUTHORITY AND ALL SUCH OFFICERS, MEMBERS, EMPLOYEES OR AGENTS IS RELEASED AS A CONDITION OF, AND IN CONSIDERATION FOR, THE ISSUANCE OF THIS BOND.  FURTHERMORE, IN CONSIDERATION OF THE ISSUANCE OF THIS BOND, THE HOLDER HEREOF COVENANTS NOT TO SUE THE AUTHORITY, ANY SUCCESSOR TO THE AUTHORITY OR ANY PAST, PRESENT OR FUTURE MEMBER, OFFICER, EMPLOYEE OR AGENT OF THE AUTHORITY OR ANY SUCH SUCCESSOR, EXCEPT AS EXPRESSLY PERMITTED IN THE INDENTURE AND THE LOAN AGREEMENT.  THE BONDS AND THE INTEREST THEREON ARE NOT, AND SHALL NOT BE, A DEBT OR LIABILITY OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF AND DO NOT AND SHALL NOT CREATE OR CONSTITUTE AN INDEBTEDNESS, LIABILITY OR OBLIGATION, LEGAL, MORAL OR OTHERWISE, OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF, AND THE AUTHORITY SHALL NOT INCUR ANY INDEBTEDNESS ON BEHALF OF OR IN ANY WAY OBLIGATE THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF.  NEITHER THE MEMBERS OF THE AUTHORITY NOR ANY PERSON EXECUTING THE BONDS SHALL BE LIABLE PERSONALLY ON THE BONDS BY REASON OF THE ISSUANCE THEREOF.  THE AUTHORITY IS A CONDUIT AUTHORITY AND HAS NO TAXING POWER.

THE AUTHORITY HAS NOT PARTICIPATED IN THE PREPARATION OF THE PLACEMENT MEMORANDUM PREPARED IN CONNECTION WITH THE SALE AND ISSUANCE OF THE BONDS AND NEITHER HAS NOR ASSUMES ANY RESPONSIBILITY AS TO THE ACCURACY OR COMPLETENESS OF ANY INFORMATION CONTAINED IN THE PLACEMENT MEMORANDUM, EXCEPT FOR INFORMATION UNDER THE SECTION ENTITLED “THE AUTHORITY.” THE AUTHORITY HAS LIKEWISE NOT PARTICIPATED IN THE OFFER, SALE OR DISTRIBUTION OF THE BONDS.

4

INTEREST ON BONDS

In General.  This Bond shall bear interest at a Floating Rate or a Fixed Rate, as specified above and described below.  All of the Bonds shall initially bear interest at a Floating Rate, subject to conversion on the Conversion Date (herein defined) to a Fixed Rate, as described herein.  The “Floating Rate” is an interest rate determined and adjusted weekly as described below.  A “Fixed Rate” is an interest rate for the Fixed Rate Period determined as described below.  All computations of interest at a Floating Rate shall be based on the actual number of days elapsed and a year of 365 or 366 days, as appropriate; and all computations of interest at the Fixed Rate shall be based on a 360-day year of twelve 30-day months.

The Floating Rate.  A Floating Rate shall be determined for each Weekly Period as described below.  No later than 9:30 a.m., New York City time, on each Wednesday or, if such Wednesday is not a Business Day, on the next succeeding Business Day (the “Determination Date”), Allfirst Bank, Baltimore, Maryland, or its successor as remarketing agent for the Bonds under the Indenture (the “Remarketing Agent”), shall determine the Floating Rate for the Weekly Period commencing on such Determination Date (or, if such Determination Date is not a Wednesday, then on the immediately preceding Wednesday) as the minimum interest rate necessary, in its sole judgment, to sell the Bonds on the Determination Date (as herein defined) at a price equal to the principal amount thereof, exclusive of any accrued interest.  The Floating Rate shall be determined by the Remarketing Agent weekly and shall be effective on each Wednesday for the Weekly Period (as herein defined) beginning on such day, all as more fully set forth in the Indenture.  The determination of the Floating Rate shall be conclusive and binding upon the Owners of the Bonds, the Authority, the Trustee, the Remarketing Agent, the Company and the Bank (as those terms and phrases are defined herein) and no Owner of Bonds shall be given notice thereof, unless such Owner shall file with the Trustee a written request to receive notice of the Floating Rate so determined from time to time.  Anything herein to the contrary notwithstanding, the Floating Rate shall in no event exceed twelve percent (12%) per annum.  As used herein, “Weekly Period” means the seven-day period commencing on Wednesday and ending on and including Tuesday of the following calendar week, except that (i) the first Weekly Period shall commence on the Series Issue Date set forth above and end on and include the following Tuesday, and (ii) the last Weekly Period preceding a conversion of the interest rate on the Bonds from the Floating Rate to a Fixed Rate shall end on and include the last day prior to the Conversion Date (as defined below).

If for any reason the interest rate on the Bonds for any Weekly Period is not determined by the Remarketing Agent in accordance with the foregoing provisions or a court holds that the Floating Rate established in accordance with the foregoing provisions is invalid or unenforceable, the Floating Rate for the Bonds shall be (a) for the first Weekly Period in which the Floating Rate is not so determined by the Remarketing Agent or is so held invalid or unenforceable, a rate per annum equal to the Floating Rate that was applicable to the Bonds for the immediately preceding Weekly Period and (b) for each Weekly Period thereafter, a rate per annum equal to 85% of the interest rate per annum applicable to 30-day commercial paper having a rating of A-2/P-2, as reported in The Wall Street Journal on each Determination Date.

5

Conversion to Fixed Rate.  The Indenture provides that the Company shall have the option to direct that the interest rate on the Bonds be converted from the Floating Rate to the Fixed Rate on any Business Day selected for such purpose (the “Conversion Date”), upon satisfaction of certain terms and conditions set forth in the Indenture.  Notice of the exercise of such option shall be given, at the direction of the Company, by the Trustee to the Owners of the Bonds at least twenty (20) days but not more than thirty (30) days prior to the Conversion Date in accordance with the requirements of the Indenture.  If the Remarketing Agent has not presented to the Company firm commitments for the purchase of, and/or a firm agreement to underwrite the sale of, all of the Bonds on the Conversion Date by the close of business on the fifth (5th) Business Day prior to the proposed Conversion Date, the Company, at its option, may rescind its election to exercise the Conversion Option by delivering a written notice of rescission to the Trustee, the Tender Agent (as herein defined) and the Bank by the close of business of the Trustee on the fourth (4th) Business Day prior to the proposed Conversion Date.  Thereupon, the Company shall direct the Trustee to immediately notify the Owners of such rescission, and the Bonds shall continue to bear interest at the Floating Rate (at the rate in effect for the then current Weekly Period and, thereafter, at the Floating Rate established for each subsequent Weekly Period in accordance with the Indenture), until the Company shall elect to exercise the Conversion Option and establish a Conversion Date in accordance with the Indenture.

The Fixed Rate.  The “Fixed Rate” shall be the fixed annual interest rate on the Bonds, for the period beginning on the Conversion Date and running through the final maturity date of the Bonds, established by the Remarketing Agent as the rate that is necessary to enable the Remarketing Agent to receive commitments on or prior to the fifth (5th) Business Day preceding the Conversion Date to purchase the Bonds on the Conversion Date at a price of par, without discount or premium.

OPTIONAL AND MANDATORY TENDER FOR PURCHASE

Upon the terms and conditions set forth herein and in the Indenture, the Bonds shall be subject to optional and mandatory tender for purchase, at a purchase price equal to the principal amount thereof plus accrued interest (the “Purchase Price”), at the Delivery Office (hereinafter defined) of ALLFIRST BANK, as tender agent for the Bonds, or any successor in such capacity (the “Tender Agent”), as follows:

Demand Purchase Option.  While the Bonds bear interest at the Floating Rate, any Bond (or any portion of such Bond in an authorized denomination) shall be purchased on demand of the Owner thereof on any Business Day designated by such Owner in a Demand Purchase Notice (herein defined), at a price equal to 100% of the outstanding principal amount of such Bond, plus accrued and unpaid interest on such Bond to the date of purchase (the “Purchase Price”), provided that (a) the Owner of such Bond delivers to the Tender Agent, at the address set forth below, a written notice or demand (a “Demand Purchase Notice”) stating (i) the principal amount (or portion thereof) and number of the Bond to be purchased; and (ii) the date on which such Bond (or portion thereof) shall be purchased (the “Purchase Date”), which shall be a Business Day prior to the Conversion Date, but not earlier than the seventh (7th) day following the date of delivery of the Demand Purchase Notice to the Tender Agent; and (b) the Owner delivers such Bond, duly endorsed for transfer or accompanied by a bond power endorsed

6

in blank, to the Tender Agent at its Delivery Office not later than 10:00 a.m., New York City time, on the Purchase Date.  If, however, any Bond as to which the Owner has delivered a Demand Purchase Notice is remarketed to such Owner pursuant to the Remarketing Agreement (as defined in the Indenture), such Owner need not deliver such Bond to the Tender Agent as provided in (b) above and such Bond shall nonetheless be deemed to have been delivered to the Tender Agent, remarketed to the Owner and redelivered to such Owner for purposes of the Indenture.

All Demand Purchase Notices, Bonds tendered for purchase and other instruments required to be delivered to the Tender Agent in connection with a tender of Bonds for purchase shall be delivered to ALLFIRST BANK, Corporate Trust Services, 213 Market Street, Harrisburg, Pennsylvania 17101, or, if applicable, to the designated office of any successor Tender Agent (the “Delivery Office”).

A Demand Purchase Notice shall be effective upon receipt, irrevocable, and binding on the Owner making such election and on any transferee of the subject Bond.  Each Demand Purchase Notice shall automatically constitute (i) an irrevocable offer to sell the Bond (or portion thereof) to which such notice relates on the specified Purchase Date at a price equal to the purchase price of such Bond (or portion thereof) described above, (ii) an irrevocable authorization and instruction to the Trustee to effect transfer of such Bond (or portion thereof) upon payment of such purchase price to the Trustee on the Purchase Date, (iii) with respect to a tender of a portion of a Bond, an irrevocable authorization and instruction to the Trustee to effect the exchange of such Bond, in part, for other Bonds in an aggregate principal amount equal to the retained portion, so as to facilitate the sale of the tendered portion of such Bond, and (iv) an acknowledgment that such Owner will have no further rights with respect to such Bond (or portion thereof) upon payment of the purchase price thereof to the Trustee on the Purchase Date, except for the right of such Owner to receive such purchase price upon surrender of such Bond, if held in certificated form, to the Trustee endorsed for transfer in blank and with guarantee of signature satisfactory to the Trustee and that after the Purchase Date such Owner will hold such Bond as agent for the Trustee.  If the Bond that is the subject of a Demand Purchase Notice is not then held in book-entry form and the Owner of such Bond fails to deliver such Bond to the Tender Agent at or before 10:00 a.m..  New York City time, on the specified Purchase Date, then such undelivered Bond or portion thereof (the “Undelivered Bond”) shall be deemed to have been tendered for purchase to the Tender Agent and, to the extent that there shall be held by the Trustee or the Tender Agent on or before the applicable Purchase Date an amount sufficient to pay the Purchase Price thereof and available for such purpose pursuant to the Indenture, such Undelivered Bond shall on such Purchase Date cease to bear interest and no longer shall be considered to be Outstanding under the Indenture.  Money held by the Tender Agent or the Trustee for the purchase of such Undelivered Bond shall be held in a special separate trust account for the Owner of such Undelivered Bond and shall be held uninvested, and without liability for interest, pending delivery of such Undelivered Bonds to the Tender Agent.

Mandatory Purchase.  The Bonds are subject to mandatory tender for purchase to the Tender Agent on (a) the Conversion Date and (b) on the date of delivery of a Substitute Letter of Credit (as defined in the Indenture) to the Trustee (the “Substitution Date”), in each case at a purchase price equal to the principal amount thereof plus accrued interest.  Any of the

7

Bonds not delivered to the Tender Agent at or before 10:00 a.m., New York City time, on the Conversion Date or the Substitution Date, as the case may be (“Undelivered Bonds”), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the purchase price, shall be deemed to have been purchased at such purchase price and interest on such Undelivered Bonds shall cease to accrue as of such Conversion Date or Substitution Date, as the case may be.  Thereafter, the Owners of such Undelivered Bonds shall not be entitled to any payment other than payment of the purchase price for such Undelivered Bonds upon surrender thereof to the Tender Agent and such Undelivered Bonds shall no longer be outstanding and entitled to the benefits of the Indenture.

BY ACCEPTANCE OF THIS BOND, THE HOLDER HEREOF AGREES THAT THIS BOND WILL BE PURCHASED, WHETHER OR NOT SURRENDERED, ON ANY PURCHASE DATE SPECIFIED BY THE HOLDER HEREOF IN THE EXERCISE OF THE DEMAND PURCHASE OPTION DESCRIBED ABOVE AND ON THE CONVERSION DATE OR SUBSTITUTION DATE, AS APPLICABLE, IN CONNECTION WITH ANY MANDATORY TENDER FOR PURCHASE.  IN SUCH EVENT, THE HOLDER OF THIS BOND SHALL NOT BE ENTITLED TO RECEIVE FURTHER INTEREST HEREON, SHALL HAVE NO FURTHER RIGHTS UNDER THIS BOND OR THE INDENTURE EXCEPT FOR PAYMENT OF THE PURCHASE PRICE HELD THEREFOR, AND, IF THIS BOND IS NOT SURRENDERED ON SUCH DATE, SHALL THEREAFTER HOLD THIS BOND AS AGENT FOR THE TENDER AGENT.

Extraordinary Redemption.  The Bonds are callable for redemption in the event (1) the Project Facilities (as defined in the Indenture) or any portion thereof is damaged or destroyed or taken in a condemnation proceeding or a deed of all or any part thereof is given in lieu of condemnation, as provided in Section 6.04 of the Loan Agreement, or (2) the Company shall exercise its option to cause the Bonds to be redeemed for any reason as provided in Section 9.02 of the Loan Agreement.  If called for redemption at any time pursuant to (1) or (2) above, the Bonds shall be subject to redemption by the Authority on any Interest Payment Date, in whole or in part, at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

Mandatory Redemption.  The Bonds are subject to mandatory redemption prior to maturity as follows:

(a)           in whole, on the Interest Payment Date immediately preceding the Letter of Credit Termination Date (as herein defined), at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date, if the Trustee shall not have received on or before the fifteenth (15th) calendar day prior to such Interest Payment Date a written commitment from the Bank or a Substitute Bank (as that phrase is defined in the Indenture) to issue a Substitute Letter of Credit to be effective on or before the Interest Payment Date immediately preceding the Letter of Credit Termination Date;

8

(b)           in whole or in part, on any Interest Payment Date, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date, if any proceeds of the sale of the Bonds remain on deposit in the Project Fund established under the Indenture upon completion of the Project, under the conditions specified in the Indenture;

(c)           in whole, on the earliest practicable date selected by the Trustee, after consultation with the Company, following the occurrence of a Determination of Taxability, as defined in the Indenture, but in no event later than one hundred eighty (180) days following the occurrence of such Determination of Taxability, at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

Optional Redemption On or prior to the Conversion Date, the Bonds are subject to redemption by the Authority, at the option of the Company, at any time, subject to the notice provisions described below, in whole or in part, at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

Notice of Redemption; General Redemption Provisions If any of the Bonds or portions thereof are called for redemption, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed, the date fixed for redemption and the redemption price (including the premium, if any), shall be given by the Trustee depositing a copy of the redemption notice in first-class mail at least thirty (30) days (ten (10) days, in the case of a mandatory redemption in connection with termination of the Letter of Credit), but not more than sixty (60) days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address of such Owner as shown on the registration books maintained by the Trustee.  Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.  No further interest shall accrue on the principal of any Bond called for redemption (or the applicable portion of a Bond called for redemption in part) after the redemption date if Available Money (as defined in the Indenture) sufficient for such redemption has been deposited with the Trustee.  Notwithstanding the foregoing, the notice requirements contained in the first sentence of this paragraph may be deemed satisfied with respect to a transferee of a Bond which has been purchased pursuant to the Demand Purchase Option under certain circumstances provided in Section 4.06 of the Indenture, after such Bond has previously been called for redemption, notwithstanding the failure to satisfy the notice requirements of the first sentence of this paragraph with respect to such transferee.

If less than all the Bonds are to redeemed on any particular date, the particular Bonds or portions thereof to be redeemed on such date shall be selected by the Trustee at random or in such other manner as the Trustee in its discretion shall deem fair and appropriate, subject, however, to the provisions of the Indenture with respect to Pledged Bonds (as that phrase is defined in the Indenture).

9

GENERAL PROVISIONS

As used herein, the phrase “Business Day” means a day which is not (i) a Saturday or Sunday, (ii) a legal holiday on which banking institutions in the city in which the Designated Office of the Trustee is located, the city in which the Delivery Office of the Tender Agent is located, or the city in which the principal office of the Bank is located, are authorized or required by law to close, or (iii) a day on which the New York Stock Exchange is closed; the phrase “Interest Payment Date” shall mean, prior to the Conversion Date, the first day of every calendar month, commencing November 2, 2001, or if such day is not a Business Day (as herein defined), the next succeeding Business Day, and from and after the Conversion Date, the first day of the sixth month following the Conversion Date and each anniversary thereof and first day of the twelfth month following the Conversion Date and each anniversary thereof, commencing on the first of such dates to occur following the Conversion Date; the phrase “Conversion Option” means the option granted to the Company under the Indenture to convert the interest rate on the Bonds from the Floating Rate to the Fixed Rate; and the phrase “Conversion Date” means the Business Day on which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate, as determined in connection with the Company’s exercise of the Conversion Option.  Any other capitalized terms or phrases used in this Bond but not defined herein shall have the meanings ascribed thereto by the Indenture.

Prior to the Conversion Date, the Bonds are issuable as fully registered bonds, without coupons, in denominations of $100,000 principal amount or any integral multiple of $5,000 in excess thereof and may not be issued, exchanged or transferred except in such denominations.  From and after the Conversion Date, the Bonds are issuable as fully registered bonds, without coupons, in the denominations of $5,000 principal amount or any integral multiple thereof.

The Authority, the Tender Agent and the Trustee may deem and treat the person in whose name ownership of this Bond is registered on the records maintained by the Trustee for such purpose as the absolute owner hereof (whether or not this Bond shall be overdue) for all purposes, and neither the Authority, the Tender Agent nor the Trustee shall be bound by any notice or knowledge to the contrary.  A transfer of ownership of this Bond shall be registered on the records maintained by the Trustee upon presentation of this Bond by the registered owner hereof, in person or by his attorney duly authorized in writing, at the Designated Office of the Trustee, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture.  Upon such transfer of ownership, a new Bond or Bonds will be issued in the name of the transferee in exchange for this Bond.

Notwithstanding anything to the contrary contained herein or in the Indenture, the Loan Agreement or in any other instrument or document executed by or on behalf of the Authority in connection herewith, no stipulation, covenant, agreement or obligation contained herein or therein shall be deemed or construed to be a stipulation, covenant, agreement or obligation of any present or future member, commissioner, director, trustee, officer, employee or agent of the Authority, or of any successor to the Authority, in any such person’s individual capacity, and no such person, in his individual capacity, shall be liable personally for any breach or nonobservance of or for any failure to perform, fulfill or comply with any such stipulations,

10

covenants, agreements or the principal of or premium, if any, or interest on any of the Bonds or for any claim based thereon or on any such stipulation, covenant, agreement or obligation, against any such person, in his individual capacity, either directly or through the Authority or any successor to the Authority, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such person, in his individual capacity, is hereby expressly waived and released.

The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, unless certain circumstances described in the Indenture shall have occurred.  In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then Outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Authority and the rights of the Owners of the Bonds at any time by the Authority with the consent of the Bank and the Owners of all Bonds at the time Outstanding.  Any such consent or any waiver by the Bank and the Owners of all Bonds at the time Outstanding shall be conclusive and binding upon the Owner of this Bonds and upon all future Owners of this Bond or of any Bond issued in replacement for this Bond upon transfer of ownership or exchange, whether or not notation of such consent or waiver is made upon this Bond or such replacement Bond.  The Indenture also contains provisions which, subject to certain conditions, permit or require the Trustee to waive certain past defaults under the Indenture and their consequences.

It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in connection with the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law; and that the issuance of this Bond and the issue of which it forms a part, together with all other obligations of the Authority, does not exceed or violate any constitutional or statutory limitation.

This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or the Tender Agent, as authenticating agent.

IN WITNESS WHEREOF, UNION COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Chairman or Vice Chairman and its corporate seal to be affixed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Secretary or Assistant Secretary, all as of the Series Issue Date.

ATTEST:	UNION COUNTY INDUSTRIAL

11

DEVELOPMENT AUTHORITY

By:
(Assistant) Secretary		(Vice) Chairman

(SEAL)

[FORM OF CERTIFICATE OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This Bond is one of the Bonds of the issue described in the within-mentioned Trust Indenture.  The Text of the Opinion attached to this Bond is a true and correct copy of the text of an original Opinion issued by Rhoads & Sinon LLP, dated and delivered on the date of original delivery of, and payment for, such Bonds, that is on file at our corporate trust office in Harrisburg, Pennsylvania, where the same may be inspected.

Allfirst Bank,
as Trustee and Tender Agent

By:
Authorized Signature

Date of Authentication:

12

[FORM OF ASSIGNMENT]

FOR VALUE RECEIVED, the undersigned, hereby sells, assigns and transfers unto                  (Tax Identification or Social Security No.             ) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints                                attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature must be guaranteed by an approved eligible guarantor institution, an institution which is a participant in a signature guarantee program recognized by the Securities Transfer Association.

13

EXHIBIT B

[FIXED RATE FORM OF BOND]

UNITED STATES OF AMERICA
No. FR-	COMMONWEALTH OF PENNSYLVANIA	$

UNION COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

VARIABLE RATE DEMAND/FIXED

RATE REVENUE BOND

(STABLER COMPANIES INC.  PROJECT)

SERIES OF 2001

SERIES ISSUE DATE	MATURITY DATE	INTEREST RATE	CUSIP

May 2,2001

UNION COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY (the “Authority”), an industrial and commercial development authority organized and existing under the Economic Development Financing Law (the “Act”), of the Commonwealth of Pennsylvania (the “Commonwealth”), for value received, promises to pay to the order of                             , or registered assigns, on the Maturity Date stated above, upon surrender hereof, but only from the sources referred to herein, the principal sum of                                    DOLLARS ($      ), unless this Variable Rate Demand/Fixed Rate Revenue Bond (Stabler Companies Inc.  Project), Series of 2001 (the “Bond”), duly shall have been called for earlier redemption and payment of the redemption price shall have been made or provided for, and to pay initially on                     1,               , and thereafter semiannually, on                       1 and                  1 of each year (each an “Interest Payment Date”), but only from the sources referred to herein, interest on said principal sum at the Interest Rate per annum stated above, until the principal sum hereof is paid or provision for payment thereof has been made as provided in the Indenture.  Interest on this Bond is payable from the Interest Payment Date next preceding the date of registration and authentication of this Bond, unless: (a) this Bond is registered and authenticated as of an Interest Payment Date, in which event this Bond shall bear interest from such Interest Payment Date; or (b) this Bond is registered and authenticated after a Record Date (hereinafter defined) and before the next succeeding Interest Payment Date, in which event this Bond shall bear interest from such Interest Payment Date; or (c) this Bond is registered and authenticated on or prior to the Record Date (hereinafter defined) next preceding the first Interest Payment Date following the Conversion Date (as defined in the Indenture), in which event this Bond shall bear interest from such Conversion Date; or (d) as shown by the records of the Trustee (hereinafter defined), interest on this Bond shall be in default, in which event this Bond shall bear interest from the date to which interest was last paid on this Bond.

The principal of this Bond, when due upon maturity or upon any earlier call for redemption, shall be payable at the Designated Office (hereinafter defined) of ALLFIRST BANK (together with its successors in the trust, the “Trustee”), as trustee under the Indenture (hereinafter defined), or at the duly designated office of any successor trustee under such

1

Indenture.  As used herein, the phrase “Designated Office” shall mean the corporate trust office of the Trustee in Harrisburg, Pennsylvania, or any other office or offices of the Trustee designated by the Trustee may, from time to time, designated as the place at which Bonds may be presented for payment, registration of a transfer of ownership or exchange.  Payment of interest due on this Bond shall be made on each Interest Payment Date to the person in whose name ownership of this Bond is registered as of the close of business of the Trustee on the fifteenth (15th) calendar day, whether or not a Business Day (as herein defined), preceding the applicable Interest Payment Date (the “Record Date”), by check mailed to the address of such registered owner as such address appears on the registration books for the Bonds maintained by the Trustee; provided, however, that interest shall be paid by wire transfer to an account of such registered owner in the United States, if such registered owner is the Bank (hereinafter defined) or Depository Trust Company or its nominee or a successor securities depository or if such registered owner is the owner of Bonds (hereinafter defined) in an aggregate principal amount of $1,000,000 or more and shall have made a written request for wire payment of interest to the Trustee at least fifteen (15) calendar days prior to the Interest Payment Date.  Any interest that is not timely paid or duly provided for shall cease to be payable to the person in whose name this Bond is registered as of the regular Record Date for the payment of such interest, and shall be payable to the person in whose name this Bond is registered at the close of business of the Trustee on a Special Record Date for the payment of such overdue interest (the “Special Record Date”) established by notice mailed by the Trustee on behalf of the Authority to the registered owner of this Bond not less than fifteen (15) days preceding such Special Record Date and not less than twenty (20) days, but not more than thirty (30) days, prior to the date established by the Trustee for the payment of such overdue interest (the “Special Interest Payment Date”).  Such notice shall be mailed to the person in whose name this Bond is registered at the close of business of the Trustee on the fifth (5th) day preceding the date of mailing.

The principal of, premium, if any, and interest on this Bond shall be payable in lawful money of the United States of America and only from certain receipts, revenues and money of the Authority available for such purposes, all as provided and more fully set forth in a Trust Indenture, dated as of May 1, 2001 (the “Indenture”), duly executed and delivered by the Authority to the Trustee, as trustee.  This Bond is one of the series of $8,465,000 aggregate principal amount of revenue bonds of the Authority, known as “Variable Rate Demand/Fixed Rate Revenue Bonds (Stabler Companies Inc.  Project), Series of 2001 (the “Bonds”), all issued under, and equally and ratably secured by, the Indenture, and by an assignment of all right, title and interest of the Authority in the Loan Agreement (hereinafter defined) and any sums (except certain amounts in respect of administrative expenses and indemnification of the Authority) payable thereunder by Stabler Companies Inc.  (the “Company”), a corporation organized and existing under laws of the Commonwealth with its principal office in Harrisburg, Pennsylvania.  The Company and the Authority have entered into a Loan Agreement, dated as of May 1, 2001 (the “Loan Agreement”), under which the Authority has agreed to lend the proceeds of the Bonds to the Company to finance Costs of the Projects, as such terms are defined in the Indenture (the “Project”) and, in consideration thereof, the Company has agreed to make payments to the Authority in amounts and at times sufficient to meet all obligations of the Authority with respect to the Bonds.

2

The Company has caused an irrevocable direct pay letter of credit, issued by Allfirst Bank, and dated as of such Conversion Date to be delivered to the Trustee, pursuant to which the Trustee is authorized, subject to the terms and conditions thereof, to draw up to (a) an amount equal to the principal amount of the Bonds, to enable the Trustee to pay the principal amount of the Bonds when due at maturity or upon redemption or acceleration, plus (b) an amount equal to                days’ accrued interest on the Bonds (based on a year of 360 days comprised of twelve 30-day months).  Such irrevocable letter of credit and any substitute letter of credit delivered to the Trustee in accordance with the terms of the Indenture is herein called the “Letter of Credit.” As used herein, the term “Bank” shall mean Allfirst Bank, in its capacity as issuer of such irrevocable letter of credit, or the bank or other institution issuing any such substitute letter of credit (the “Substitute Letter of Credit”).  The Letter of Credit expires on                     , unless earlier terminated pursuant to its terms or extended.  As used herein, the phrase “Letter of Credit Termination Date” means the later of (i) that date upon which the Letter of Credit expires or terminates pursuant to its terms, or (ii) that date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance of a Substitute Letter of Credit.  Subject to the provisions of the Indenture, the Company may, but is not required to, cause the Letter of Credit to be extended or replaced with a Substitute Letter of Credit prior to the Letter of Credit Termination Date.  The Bank is under no obligation to extend or replace the Letter of Credit.  Unless the Letter of Credit is extended or replaced prior to the Letter of Credit Termination Date in accordance with the terms of the Indenture, the Bonds will become subject to mandatory redemption, as described below.  The Letter of Credit is being issued pursuant to a Letter of Credit Agreement (as the same may be amended or replaced, the “Letter of Credit Agreement”) between the Company and the Bank, under which the Company is obligated to reimburse the Bank for all drawings under the Letter of Credit.

Reference is made to the Indenture, an executed counterpart of which is on file at the corporate trust office of the Trustee in Harrisburg, Pennsylvania, for a statement of the particular receipts, revenues and money of the Authority pledged for payment of the principal of, premium, if any, and interest on the Bonds, the nature, extent and manner of enforcement of the security for the Bonds, the rights of holders of the Bonds and of the Trustee with respect to such security, and the terms and conditions upon which the Bonds are issued.

THE BONDS ARE SPECIAL, LIMITED OBLIGATIONS OF THE AUTHORITY PAYABLE SOLELY AND EXCLUSIVELY FROM THE PAYMENTS REQUIRED TO BE MADE BY THE COMPANY UNDER THE LOAN AGREEMENT AND FROM DRAWS ON THE LETTER OF CREDIT.  NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF THE PRINCIPAL OF THIS BOND OR ANY INTEREST, PURCHASE PRICE OR REDEMPTION PRICE PAYABLE WITH RESPECT TO THIS BOND, OR ANY CLAIM BASED ON THIS BOND, THE INDENTURE OR THE LOAN AGREEMENT, AGAINST THE AUTHORITY OR ANY SUCCESSOR TO THE AUTHORITY, OR AGAINST ANY PRESENT, PAST OR FUTURE OFFICER, MEMBER, EMPLOYEE OR AGENT OF THE AUTHORITY OR ANY SUCCESSOR TO THE AUTHORITY, UNDER ANY CONSTITUTIONAL PROVISION, STATUTE OR RULE OF LAW, BY THE ENFORCEMENT OF ANY ASSESSMENT, BY ANY LEGAL OR EQUITABLE PROCEEDING, OR BY ANY

3

OTHER MEANS, AND ALL SUCH LIABILITY OF THE AUTHORITY, ALL SUCH SUCCESSORS TO THE AUTHORITY AND ALL SUCH OFFICERS, MEMBERS, EMPLOYEES OR AGENTS IS RELEASED AS A CONDITION OF, AND IN CONSIDERATION FOR, THE ISSUANCE OF THIS BOND.  FURTHERMORE, IN CONSIDERATION OF THE ISSUANCE OF THIS BOND, THE HOLDER HEREOF COVENANTS NOT TO SUE THE AUTHORITY, ANY SUCCESSOR TO THE AUTHORITY OR ANY PAST, PRESENT OR FUTURE MEMBER, OFFICER, EMPLOYEE OR AGENT OF THE AUTHORITY OR ANY SUCH SUCCESSOR, EXCEPT AS EXPRESSLY PERMITTED IN THE INDENTURE AND THE LOAN AGREEMENT.  THE BONDS AND THE INTEREST THEREON ARE NOT, AND SHALL NOT BE, A DEBT OR LIABILITY OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF AND DO NOT AND SHALL NOT CREATE OR CONSTITUTE AN INDEBTEDNESS, LIABILITY OR OBLIGATION, LEGAL, MORAL OR OTHERWISE, OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF, AND THE AUTHORITY SHALL NOT INCUR ANY INDEBTEDNESS ON BEHALF OF OR IN ANY WAY OBLIGATE THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF.  NEITHER THE MEMBERS OF THE AUTHORITY NOR ANY PERSON EXECUTING THE BONDS SHALL BE LIABLE PERSONALLY ON THE BONDS BY REASON OF THE ISSUANCE THEREOF.  THE AUTHORITY IS A CONDUIT AUTHORITY AND HAS NO TAXING POWER.

THE AUTHORITY HAS NOT PARTICIPATED IN THE PREPARATION OF THE PLACEMENT MEMORANDUM PREPARED IN CONNECTION WITH THE SALE AND ISSUANCE OF THE BONDS AND NEITHER HAS NOR ASSUMES ANY RESPONSIBILITY AS TO THE ACCURACY OR COMPLETENESS OF ANY INFORMATION CONTAINED IN THE PLACEMENT MEMORANDUM, EXCEPT FOR INFORMATION UNDER THE SECTION ENTITLED “THE AUTHORITY.” THE AUTHORITY HAS LIKEWISE NOT PARTICIPATED IN THE OFFER, SALE OR DISTRIBUTION OF THE BONDS.

INTEREST ON BONDS

In General.  This Bond shall bear interest at the fixed rate per annum set forth above.  All computations of interest on this Bond shall be based on a 360-day year of twelve 30-day months.

MANDATORY TENDER FOR PURCHASE

The Bonds are subject to mandatory tender for purchase to the Tender Agent on the date of delivery of a Substitute Letter of Credit (as defined in the Indenture) to the Trustee (the “Substitution Date”), at a purchase price equal to the principal amount thereof plus accrued interest.  Any of the Bonds not delivered to the Tender Agent at or before 10:00 a.m., New York City time, on the Substitution Date (“Undelivered Bonds”), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the purchase price, shall be deemed to have been purchased at such purchase price and interest on

4

such Undelivered Bonds shall cease to accrue as of such Substitution Date.  Thereafter, the Owners of such Undelivered Bonds shall not be entitled to any payment other than payment of the purchase price for such Undelivered Bonds upon surrender thereof to the Tender Agent and such Undelivered Bonds shall no longer be outstanding and entitled to the benefits of the Indenture.

BY ACCEPTANCE OF THIS BOND, THE HOLDER HEREOF AGREES THAT THIS BOND WILL BE PURCHASED, WHETHER OR NOT SURRENDERED, ON THE SUBSTITUTION DATE IN CONNECTION WITH ANY MANDATORY TENDER FOR PURCHASE.  IN SUCH EVENT, THE HOLDER OF THIS BOND SHALL NOT BE ENTITLED TO RECEIVE FURTHER INTEREST HEREON, SHALL HAVE NO FURTHER RIGHTS UNDER THIS BOND OR THE INDENTURE EXCEPT FOR PAYMENT OF THE PURCHASE PRICE HELD THEREFOR, AND, IF THIS BOND IS NOT SURRENDERED ON SUCH DATE, SHALL THEREAFTER HOLD THIS BOND AS AGENT FOR THE TENDER AGENT.

REDEMPTION PROVISIONS

Extraordinary Redemption.  The Bonds are callable for redemption in the event (1) the Project Facilities (as that phrase is defined in the Indenture) or any portion thereof is damaged or destroyed or taken in a condemnation proceeding or a deed of all or any part thereof is given in lieu of condemnation, as provided in Section 6.04 of the Loan Agreement, or (2) the Company shall exercise its option to cause the Bonds to be redeemed for any reason as provided in Section 9.02 of the Loan Agreement.  If called for redemption at any time pursuant to (1) or (2) above, the Bonds shall be subject to redemption by the Authority on any Interest Payment Date, in whole or in part, at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

Mandatory Redemption.  The Bonds are subject to mandatory redemption prior to maturity as follows:

(a)           in whole, on the Interest Payment Date immediately preceding the Letter of Credit Termination Date (as herein defined), at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date, if the Trustee shall not have received on or before the fifteenth (15th) calendar day prior to such Interest Payment Date a written commitment from the Bank or a Substitute Bank (as that phrase is defined in the Indenture) to issue a Substitute Letter of Credit to be effective on or before the interest payment date immediately preceding the Letter of Credit Termination Date;

(b)           in whole or in part, on any Interest Payment Date, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date, if any proceeds of the sale of the Bonds remain on deposit in the Project Fund established under the Indenture upon completion of the Project, under the conditions specified in the Indenture;

5

(c)           in whole, on the earliest practicable date selected by the Trustee, after consultation with the Company, following the occurrence of a Determination of Taxability, as defined in the Indenture, but in no event later than one hundred eighty (180) days following the occurrence of such Determination of Taxability, at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date,

[INSERT THE FOLLOWING MANDATORY REDEMPTION LANGUAGE, IF APPLICABLE:]

Mandatory Sinking Fund Redemption.  The Bonds are subject to mandatory sinking fund redemption on the Interest Payment Date occurring in the month of August in each of the years [insert year] to 2018, in the principal amounts set forth in the Indenture, at a redemption price equal to 100% of the principal amount redeemed, plus accrued interest to the date of redemption.

Optional Redemption.  The Bonds are subject to redemption by the Authority, at the option of the Company, in whole on                           or on any date thereafter or in part, from time to time, on                    or on any Interest Payment Date thereafter, in each case at a redemption price of 100% of the principal amount being redeemed plus accrued interest to the redemption date.  No such optional redemption shall occur unless there shall be available in the Bond Fund established under the Indenture sufficient Available Money (as defined in the Indenture) to pay all amounts due with respect to such redemption.

6

[INSERT THE FOLLOWING PARAGRAPH, IF APPLICABLE:]

Pursuant to the Letter of Credit Agreement, the Company has agreed to direct that Bonds be called for optional redemption on certain dates and in certain amounts.  The Bank and the Company may agree to modify the terms of, or discontinue, such agreement to direct the optional redemption of Bonds, without notice to, or consent of, Bondholders.

Notice of Redemption; General Redemption Provisions If any of the Bonds or portions thereof are called for redemption, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed, the date fixed for redemption and the redemption price (including the premium, if any), shall be given by the Trustee depositing a copy of the redemption notice in first-class mail at least thirty (30) days (ten (10) days, in the case of a mandatory redemption in connection with termination of the Letter of Credit), but not more than sixty (60) days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address of such Owner as shown on the registration books maintained by the Trustee.  Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.  No further interest shall accrue on the principal of any Bond called for redemption (or the applicable portion of a Bond called for redemption in part) after the redemption date if Available Money (as defined in the Indenture) sufficient for such redemption has been deposited with the Trustee.

If less than all the Bonds are to redeemed on any particular date, the particular Bonds or portions thereof to be redeemed on such date shall be selected by the Trustee at random or in such other manner as the Trustee in its discretion shall deem fair and appropriate, subject, however, to the provisions of the Indenture with respect to Pledged Bonds (as that phrase is defined in the Indenture).

GENERAL PROVISIONS

As used herein, the phrase “Business Day” means a day which is not (i) a Saturday or Sunday, (ii) a legal holiday on which banking institutions in the city in which the Designated Office of the Trustee is located, or the city in which the principal office of the Bank is located, are authorized or required by law to close, or (iii) a day on which the New York Stock Exchange is closed.  Any other capitalized terms or phrases used in this Bond but not defined herein shall have the meanings ascribed thereto by the Indenture.

The Bonds are issuable as fully registered bonds, without coupons, in the denominations of $5,000 principal amount or any integral multiple thereof.

The Authority, the Tender Agent and the Trustee may deem and treat the person in whose name ownership of this Bond is registered on the records maintained by the Trustee for such purpose as the absolute owner hereof (whether or not this Bond shall be overdue) for all purposes, and neither the Authority, the Tender Agent nor the Trustee shall be bound by any notice or knowledge to the contrary.  A transfer of ownership of this Bond shall be registered on the records maintained by the Trustee upon presentation of this Bond by the registered owner hereof, in person or by his attorney duly authorized in writing, at the Designated Office of the

7

Trustee, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture.  Upon such transfer of ownership, a new Bond or Bonds will be issued in the name of the transferee in exchange for this Bond.

Notwithstanding anything to the contrary contained herein or in the Indenture, the Loan Agreement or in any other instrument or document executed by or on behalf of the Authority in connection herewith, no stipulation, covenant, agreement or obligation contained herein or therein shall be deemed or construed to be a stipulation, covenant, agreement or obligation of any present or future member, commissioner, director, trustee, officer, employee or agent of the Authority, or of any successor to the Authority, in any such person’s individual capacity, and no such person, in his individual capacity, shall be liable personally for any breach or nonobservance of or for any failure to perform, fulfill or comply with any such stipulations, covenants, agreements or the principal of or premium, if any, or interest on any of the Bonds or for any claim based thereon or on any such stipulation, covenant, agreement or obligation, against any such person, in his individual capacity, either directly or through the Authority or any successor to the Authority, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such person, in his individual capacity, is hereby expressly waived and released.

The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, unless certain circumstances described in the Indenture shall have occurred.  In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then Outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Authority and the rights of the Owners of the Bonds at any time by the Authority with the consent of the Bank and the Owners of all Bonds at the time Outstanding.  Any such consent or any waiver by the Bank and the Owners of all Bonds at the time Outstanding shall be conclusive and binding upon the Owner of this Bonds and upon all future Owners of this Bond or of any Bond issued in replacement for this Bond upon transfer of ownership or exchange, whether or not notation of such consent or waiver is made upon this Bond or such replacement Bond.  The Indenture also contains provisions which, subject to certain conditions, permit or require the Trustee to waive certain past defaults under the Indenture and their consequences.

It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in connection with the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law; and that the issuance of this Bond and the issue of which it forms a part, together with all other obligations of the Authority, does not exceed or violate any constitutional or statutory limitation.

8

This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been signed by the Trustee or the Tender Agent, as authenticating agent.

9

IN WITNESS WHEREOF, Union County Industrial Development Authority has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Chairman or Vice Chairman and its corporate seal to be affixed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Secretary or Assistant Secretary all as of the Series Issue Date.

ATTEST:	UNION COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

By:
(Assistant) Secretary		(Vice) Chairman

(SEAL)

10

[FORM OF CERTIFICATE OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This Bond is one of the Bonds of the issuer described in the within-mentioned Trust Indenture.  The Text of the Opinion attached to this Bond is a true and correct copy of the text of an original Opinion issued by                           , dated and delivered on the date of original delivery of, and payment for, such Bonds, that is on file at our corporate trust office in Harrisburg, Pennsylvania, where the same may be inspected.

Allfirst Bank,
as Trustee and Tender Agent

By:
Authorized Signature

Date of Authentication:

11

[FORM OF ASSIGNMENT]

FOR VALUE RECEIVED,                            the undersigned, hereby sells, assigns and transfers unto                        (Tax Identification or Social Security No.         ) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints                     attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature must be guaranteed by an approved eligible guarantor institution, an institution which is a participant in a signature guarantee program recognized by the Securities Transfer Association.

12

EXHIBIT C

PROJECT FUND REQUISITION

TO:	ALLFIRSTBANK
Corporate Trust Services
213 Market Street
Harrisburg, PA 17101

The undersigned hereby requisitions funds from the Project Fund established pursuant to Section 6.06 of the Trust Indenture, dated as of May 1,2001 (the “Indenture”), between Union County Industrial Development Authority (the “Authority”) and ALLFIRST BANK, as trustee, for payment of the amount(s) set forth below to the identified payee(s) and for the purpose(s) shown:

Amount(s)	Name(s) and Address(es) of Payee(s)	Purpose(s)

$

The undersigned hereby certifies that (a) each of the above obligation(s) for which funds are requisitioned has been incurred by Stabler Companies Inc.  (the “Company”) and is due and payable to the named Payee(s) in connection with the Project, as that term is defined in the Indenture, (b) each such obligation is a proper charge against the Project Fund and a Qualified Project Cost, as that phrase is defined in the Indenture, (c) no such obligation has been the basis of a prior requisition for which payment was made or is pending, (d) no written notice of any lien, right to lien or attachment upon, or claim affecting the right to receive payment of, any of the moneys payable under this Requisition has been received, (e) the payment of this Requisition will not violate the prohibitions or requirements relating to the use of proceeds set forth in the Loan Agreement, (f) no Event of Default, as defined in the Indenture or the Loan Agreement, and no event which after notice or lapse of time or both would constitute such an Event of Default has occurred, that has not been waived or cured.

NOTE:  THIS REQUISITION IS NOT COMPLETE AND IS NOT TO BE PAID UNTIL THE APPROVAL OF ALLFIRST BANK (OR ITS SUCCESSOR, AS ISSUER OF THE LETTER OF CREDIT REFERRED TO IN THE INDENTURE) HAS BEEN RECEIVED.

STABLER COMPANIES INC.

Date:

	By:		(SEAL)
Name:
Title:

1

APPROVAL OF ALLFIRST BANK

Allfirst Bank, issuer of the Letter of Credit, hereby approves Project Fund Requisition No.                of Stabler Companies Inc.  submitted for payment in accordance with the provisions of the Trust Indenture, dated as of May 1, 2001, between Union County Industrial Development Authority and ALLFIRST BANK, as trustee, relating to said Authority’s Variable Rate Demand/Fixed Rate Revenue Bonds (Stabler Companies Inc.  Project), Series of 2001.

Dated: , 2001	Allfirst Bank

By:
Title:

2

SPECIMEN

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”) to the Authority or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

UNITED STATES OF AMERICA
No. VR-1	COMMONWEALTH OF PENNSYLVANIA	$8,465,000

UNION COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

VARIABLE RATE DEMAND/FIXED RATE REVENUE BOND
(STABLER COMPANIES INC. PROJECT)
SERIES OF 2001

SERIES ISSUE DATE	MATURITY DATE	INTEREST RATE	CUSIP

May 2, 2001	May 1, 2022	Weekly Floating Rate	906462 AB 2

THIS BOND IS SUBJECT TO MANDATORY TENDER FOR PURCHASE AT THE TIME AND IN THE MANNER HEREINAFTER DESCRIBED, AND MUST BE SO TENDERED OR WILL BE DEEMED TO HAVE BEEN SO TENDERED UNDER CERTAIN CIRCUMSTANCES DESCRIBED HEREIN.

UNION COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY (the “Authority”), an industrial and commercial development authority organized and existing under the Economic Development Financing Law (the “Act”), of the Commonwealth of Pennsylvania (the “Commonwealth”), for value received, promises to pay to the order of CEDE & CO., or registered assigns, on the Maturity Date stated above, upon surrender hereof, but only from the sources referred to herein, the principal sum of EIGHT MILLION FOUR HUNDRED SIXTY-FIVE THOUSAND DOLLARS ($8,465,000) unless this Variable Rate Demand/Fixed Rate Revenue Bond (Stabler Companies Inc.  Project), Series of 2001 (the “Bond”), duly shall have been called for earlier redemption and payment of the redemption price shall have been made or provided for, and to pay, but only from the sources referred to herein, interest on said principal sum, at the rate or rates determined as provided in this Bond and in the Indenture (hereinafter defined), until the principal sum hereof is paid or provision for payment thereof has been made as provided in the Indenture.  Interest on this Bond is payable from the Interest Payment Date (herein defined) next preceding the date of registration and authentication of this Bond, unless: (a) this Bond is registered and authenticated as of an Interest Payment Date, in which event this Bond shall bear interest from such Interest Payment Date; or (b) this Bond is registered and authenticated after a Record Date (hereinafter defined) and before the next succeeding Interest Payment Date, in which event this Bond shall bear interest from such Interest

Payment Date; or (c) this Bond is registered and authenticated on or prior to the Record Date (hereinafter defined) next preceding the first Interest Payment Date, in which event this Bond shall bear interest from the Series Issue Date set forth above; or (d) as shown by the records of the Trustee (hereinafter defined), interest on this Bond shall be in default, in which event this Bond shall bear interest from the date to which interest was last paid on this Bond.

The principal of this Bond, when due upon maturity or upon any earlier call for redemption, shall be payable at the Designated Office (hereinafter defined) of Allfirst Bank (together with its successors in the trust, the “Trustee”), as trustee under the Indenture (hereinafter defined), or at the duly designated office of any successor trustee under such Indenture.  As used herein, the phrase “Designated Office” shall mean the corporate trust office of the Trustee in Harrisburg, Pennsylvania, or any other office or offices of the Trustee designated by the Trustee may, from time to time, designated as the place at which Bonds may be presented for payment, registration of a transfer of ownership or exchange.  Payment of interest due on this Bond shall be made on each Interest Payment Date to the person in whose name ownership of this Bond is registered as of the close of business of the Trustee on the Business Day (as herein defined), preceding the applicable Interest Payment Date (the “Record Date”), by check mailed to the address of such registered owner as shown on the bond register maintained by the Trustee; provided, however, that interest shall be paid by wire transfer to an account of such registered owner in the United States, if such registered owner is the Bank or Depository Trust Company or its nominee or a successor securities depository (hereinafter defined) or if such registered owner is the owner of Bonds (hereinafter defined) in an aggregate principal amount of $1,000,000 or more and shall have made a written request for wire payment of interest to the Trustee at least fifteen (15) calendar days prior to the Interest Payment Date.  Any interest that is not timely paid or duly provided for shall cease to be payable to the person in whose name this Bond is registered as of the regular Record Date for the payment of such interest, and shall be payable to the person in whose name this Bond is registered at the close of business of the Trustee on a special record date for the payment of such overdue interest (the “Special Record Date”) established by notice mailed by the Trustee on behalf of the Authority to the registered owner of this Bond not less than fifteen (15) days preceding such Special Record Date and not less than twenty (20) days, but not more than thirty (30) days, prior to the date established by the Trustee for the payment of such overdue interest (the “Special Interest Payment Date”).  Such notice shall be mailed to the person in whose name this Bond is registered at the close of business of the Trustee on the fifth (5th) day preceding the date of mailing.

The principal of, premium, if any, and interest on this Bond shall be payable in lawful money of the United States of America and only from certain receipts, revenues and money of the Authority available for such purposes, all as provided and more fully set forth in a Trust Indenture, dated as of May 1,2001 (the “Indenture”), duly executed and delivered by the Authority to the Trustee, as trustee.  This Bond is one of the series of $8,465,000 aggregate principal amount of revenue bonds of the Authority, known as “Variable Rate Demand/Fixed Rate Revenue Bonds (Stabler Companies Inc. Project), Series of 2001 (the “Bonds”), all issued under the Indenture and equally and ratably secured by the Indenture and by an assignment thereunder of all right, title and interest of the Authority in the Loan Agreement (hereinafter defined) and any sums (except certain amounts in respect of administrative expenses and indemnification of the Authority) payable thereunder by Stabler Companies Inc. (the

2

“Company”), a corporation organized and existing under laws of the Commonwealth with its principal office in Harrisburg, Pennsylvania.  The Company and the Authority have entered into a Loan Agreement, dated as of May 1, 2001 (the “Loan Agreement”), under which the Authority has agreed to lend the proceeds of the Bonds to the Company to finance Costs of the Projects, as such terms are defined in the Indenture (the “Project”) and, in consideration thereof, the Company has agreed to make payments to the Authority in amounts and at times sufficient to meet all obligations of the Authority with respect to the Bonds.

The Company has caused an irrevocable direct pay letter of credit issued by Allfirst Bank and dated the Series Issue Date set forth above to be delivered to the Trustee, pursuant to which the Trustee is authorized, subject to the terms and conditions thereof, to draw up to (a) an amount equal to the principal amount of the Bonds (i) to enable the Trustee to pay the principal amount of the Bonds when due at maturity or upon redemption or acceleration and (ii) to pay the portion of the Purchase Price (hereinafter defined) of Bonds tendered to the Tender Agent (hereinafter defined) corresponding to the principal amount of such Bonds, plus (b) an amount equal to 50 days’ accrued interest on the Outstanding Bonds at twelve percent (12%) per annum (based on a year of 365 or 366 days, as appropriate, and the actual number of days elapsed).  Such irrevocable letter of credit and any substitute letter of credit delivered to the Trustee in accordance with the terms of the Indenture is herein called the “Letter of Credit.” As used herein, the term “Bank” shall mean Allfirst Bank, in its capacity as issuer of such irrevocable letter of credit, or the bank or other institution issuing any such substitute letter of credit (the “Substitute Letter of Credit”).  The initial Letter of Credit expires on May 1, 2006, unless earlier terminated pursuant to its terms or extended.  As used herein, the phrase “Letter of Credit Termination Date” means the later of (i) that date upon which the Letter of Credit expires or terminates pursuant to its terms, or (ii) that date to which the expiration or termination of the Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance of a Substitute Letter of Credit.  Subject to the provisions of the Indenture, the Company may, but is not required to, cause the Letter of Credit to be extended or replaced with a Substitute Letter of Credit prior to the Letter of Credit Termination Date.  The Bank is under no obligation to extend or replace the Letter of Credit.  Unless the Letter of Credit is extended or replaced prior to the Letter of Credit Termination Date in accordance with the terms of the Indenture, the Bonds will become subject to mandatory redemption, as described below.  The Letter of Credit is being issued pursuant to a Letter of Credit Agreement (as the same may be amended or replaced, the “Letter of Credit Agreement”) between the Company and the Bank, under which the Company is obligated to reimburse the Bank for all drawings under the Letter of Credit.

Reference is made to the Indenture, an executed counterpart of which is on file at the corporate trust office of the Trustee located in Harrisburg, Pennsylvania, for a statement of the particular receipts, revenues, and money of the Authority pledged for payment of the principal of, premium, if any, and interest on the Bonds, the nature, extent and manner of enforcement of the security for the Bonds, the rights of holders of the Bonds and of the Trustee with respect to such security, and the terms and conditions upon which the Bonds are issued.

THE BONDS ARE SPECIAL, LIMITED OBLIGATIONS OF THE AUTHORITY PAYABLE SOLELY AND EXCLUSIVELY FROM THE PAYMENTS REQUIRED TO BE MADE BY THE COMPANY UNDER THE LOAN AGREEMENT

3

AND FROM DRAWS ON THE LETTER OF CREDIT.  NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF THE PRINCIPAL OF THIS BOND OR ANY INTEREST, PURCHASE PRICE OR REDEMPTION PRICE PAYABLE WITH RESPECT TO THIS BOND, OR ANY CLAIM BASED ON THIS BOND, THE INDENTURE OR THE LOAN AGREEMENT, AGAINST THE AUTHORITY OR ANY SUCCESSOR TO THE AUTHORITY, OR AGAINST ANY PRESENT, PAST OR FUTURE OFFICER, MEMBER, EMPLOYEE OR AGENT OF THE AUTHORITY OR ANY SUCCESSOR TO THE AUTHORITY, UNDER ANY CONSTITUTIONAL PROVISION, STATUTE OR RULE OF LAW, BY THE ENFORCEMENT OF ANY ASSESSMENT, BY ANY LEGAL OR EQUITABLE PROCEEDING, OR BY ANY OTHER MEANS, AND ALL SUCH LIABILITY OF THE AUTHORITY, ALL SUCH SUCCESSORS TO THE AUTHORITY AND ALL SUCH OFFICERS, MEMBERS, EMPLOYEES OR AGENTS IS RELEASED AS A CONDITION OF, AND IN CONSIDERATION FOR, THE ISSUANCE OF THIS BOND.  FURTHERMORE, IN CONSIDERATION OF THE ISSUANCE OF THIS BOND, THE HOLDER HEREOF COVENANTS NOT TO SUE THE AUTHORITY, ANY SUCCESSOR TO THE AUTHORITY OR ANY PAST, PRESENT OR FUTURE MEMBER, OFFICER, EMPLOYEE OR AGENT OF THE AUTHORITY OR ANY SUCH SUCCESSOR, EXCEPT AS EXPRESSLY PERMITTED IN THE INDENTURE AND THE LOAN AGREEMENT.  THE BONDS AND THE INTEREST THEREON ARE NOT, AND SHALL NOT BE, A DEBT OR LIABILITY OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF AND DO NOT AND SHALL NOT CREATE OR CONSTITUTE AN INDEBTEDNESS, LIABILITY OR OBLIGATION, LEGAL, MORAL OR OTHERWISE, OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF, AND THE AUTHORITY SHALL NOT INCUR ANY INDEBTEDNESS ON BEHALF OF OR IN ANY WAY OBLIGATE THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF.  NEITHER THE MEMBERS OF THE AUTHORITY NOR ANY PERSON EXECUTING THE BONDS SHALL BE LIABLE PERSONALLY ON THE BONDS BY REASON OF THE ISSUANCE THEREOF.  THE AUTHORITY IS A CONDUIT AUTHORITY AND HAS NO TAXING POWER.

THE AUTHORITY HAS NOT PARTICIPATED IN THE PREPARATION OF THE PLACEMENT MEMORANDUM PREPARED IN CONNECTION WITH THE SALE AND ISSUANCE OF THE BONDS AND NEITHER HAS NOR ASSUMES ANY RESPONSIBILITY AS TO THE ACCURACY OR COMPLETENESS OF ANY INFORMATION CONTAINED IN THE PLACEMENT MEMORANDUM, EXCEPT FOR INFORMATION UNDER THE SECTION ENTITLED “THE AUTHORITY.”  THE AUTHORITY HAS LIKEWISE NOT PARTICIPATED IN THE OFFER, SALE OR DISTRIBUTION OF THE BONDS.

INTEREST ON BONDS

In General.  This Bond shall bear interest at a Floating Rate or a Fixed Rate, as specified above and described below.  All of the Bonds shall initially bear interest at a Floating Rate, subject to conversion on the Conversion Date (herein defined) to a Fixed Rate, as described herein.  The “Floating Rate” is an interest rate determined and adjusted weekly as described

4

below.  A “Fixed Rate” is an interest rate for the Fixed Rate Period determined as described below.  All computations of interest at a Floating Rate shall be based on the actual number of days elapsed and a year of 365 or 366 days, as appropriate; and all computations of interest at the Fixed Rate shall be based on a 360-day year of twelve 30-day months.

The Floating Rate.  A Floating Rate shall be determined for each Weekly Period as described below.  No later than 9:30 a.m., New York City time, on each Friday or, if such Friday is not a Business Day, on the next succeeding Business Day (the “Determination Date”), Allfirst Bank, Baltimore, Maryland, or its successor as remarketing agent for the Bonds under the Indenture (the “Remarketing Agent”), shall determine the Floating Rate for the Weekly Period commencing on such Determination Date (or, if such Determination Date is not a Friday, then on the immediately preceding Friday) as the minimum interest rate necessary, in its sole judgment, to sell the Bonds on the Determination Date (as herein defined) at a price equal to the principal amount thereof, exclusive of any accrued interest.  The Floating Rate shall be determined by the Remarketing Agent weekly and shall be effective on each Friday for the Weekly Period (as herein defined) beginning on such day, all as more fully set forth in the Indenture.  The determination of the Floating Rate shall be conclusive and binding upon the Owners of the Bonds, the Authority, the Trustee, the Remarketing Agent, the Company and the Bank (as those terms and phrases are defined herein) and no Owner of Bonds shall be given notice thereof, unless such Owner shall file with the Trustee a written request to receive notice of the Floating Rate so determined from time to time.  Anything herein to the contrary notwithstanding, the Floating Rate shall in no event exceed twelve percent (12%) per annum.  As used herein, “Weekly Period” means the seven-day period commencing on Friday and ending on and including Thursday of the following calendar week, except that (i) the first Weekly Period shall commence on the Series Issue Date set forth above and end on and include the following Thursday, and (ii) the last Weekly Period preceding a conversion of the interest rate on the Bonds from the Floating Rate to a Fixed Rate shall end on and include the last day prior to the Conversion Date (as defined below).

If for any reason the interest rate on the Bonds for any Weekly Period is not determined by the Remarketing Agent in accordance with the foregoing provisions or a court holds that the Floating Rate established in accordance with the foregoing provisions is invalid or unenforceable, the Floating Rate for the Bonds shall be (a) for the first Weekly Period in which the Floating Rate is not so determined by the Remarketing Agent or is so held invalid or unenforceable, a rate per annum equal to the Floating Rate that was applicable to the Bonds for the immediately preceding Weekly Period and (b) for each Weekly Period thereafter, a rate per annum equal to 85% of the interest rate per annum applicable to 30-day commercial paper having a rating of A-2/P-2, as reported in The Wall Street Journal on each Determination Date.

Conversion to Fixed Rate.  The Indenture provides that the Company shall have the option to direct that the interest rate on the Bonds be converted from the Floating Rate to the Fixed Rate on any Business Day selected for such purpose (the “Conversion Date”), upon satisfaction of certain terms and conditions set forth in the Indenture.  Notice of the exercise of such option shall be given, at the direction of the Company, by the Trustee to the Owners of the Bonds at least twenty (20) days but not more than thirty (30) days prior to the Conversion Date in accordance with the requirements of the Indenture.  If the Remarketing Agent has not presented to the Company firm commitments for the purchase of, or a firm agreement to

5

underwrite the sale of, all of the Bonds on the Conversion Date by the close of business on the fifth (5th) Business Day prior to the proposed Conversion Date, the Company, at its option, may rescind its election to exercise the Conversion Option by delivering a written notice of rescission to the Trustee, the Tender Agent (as herein defined) and the Bank by the close of business of the Trustee on the fourth (4th) Business Day prior to the proposed Conversion Date.  Thereupon, the Company shall direct the Trustee to immediately notify the Owners of such rescission, and the Bonds shall continue to bear interest at the Floating Rate (at the rate in effect for the then current Weekly Period and, thereafter, at the Floating Rate established for each subsequent Weekly Period in accordance with the Indenture), until the Company shall elect to exercise the Conversion Option and establish a Conversion Date in accordance with the Indenture.

The Fixed Rate.  The “Fixed Rate” shall be the fixed annual interest rate on the Bonds, for the period beginning on the Conversion Date and running through the final maturity date of the Bonds, established by the Remarketing Agent as the rate that is necessary to enable the Remarketing Agent to receive commitments on or prior to the fifth (5th) Business Day preceding the Conversion Date to purchase the Bonds on the Conversion Date at a price of par, without discount or premium.

OPTIONAL AND MANDATORY TENDER FOR PURCHASE

Upon the terms and conditions set forth herein and in the Indenture, the Bonds shall be subject to optional and mandatory tender for purchase, at a purchase price equal to the principal amount thereof plus accrued interest (the “Purchase Price”), at the Delivery Office (hereinafter defined) of ALLFIRST BANK, as tender agent for the Bonds, or any successor in such capacity (the “Tender Agent”), as follows:

Demand Purchase Option.  While the Bonds bear interest at the Floating Rate, any Bond (or any portion of such Bond in an authorized denomination) shall be purchased on demand of the Owner thereof on any Business Day designated by such Owner in a Demand Purchase Notice (herein defined), at a price equal to 100% of the outstanding principal amount of such Bond, plus accrued and unpaid interest on such Bond to the date of purchase (the “Purchase Price”), provided that (a) the Owner of such Bond delivers to the Tender Agent, at the address set forth below, a written notice or demand (a “Demand Purchase Notice”) stating (i) the principal amount (or portion thereof) and number of the Bond to be purchased; and (ii) the date on which such Bond (or portion thereof) shall be purchased (the “Purchase Date”), which shall be a Business Day prior to the Conversion Date, but not earlier than the seventh (7th) day following the date of delivery of the Demand Purchase Notice to the Tender Agent; and (b) the Owner delivers such Bond, duly endorsed for transfer or accompanied by a bond power endorsed in blank, to the Tender Agent at its Delivery Office not later than 10:00 a.m., New York City time, on the Purchase Date.  If, however, any Bond as to which the Owner has delivered a Demand Purchase Notice is remarketed to such Owner pursuant to the Remarketing Agreement (as defined in the Indenture), such Owner need not deliver such Bond to the Tender Agent as provided in (b) above and such Bond shall nonetheless be deemed to have been delivered to the Tender Agent, remarketed to the Owner and redelivered to such Owner for purposes of the Indenture.

6

All Demand Purchase Notices, Bonds tendered for purchase and other instruments required to be delivered to the Tender Agent in connection with a tender of Bonds for purchase shall be delivered to ALLFIRST BANK, Corporate Trust Services, 213 Market Street, Mail Code 001-02-11, Harrisburg, Pennsylvania 17101, or, if applicable, to the designated office of any successor Tender Agent (the “Delivery Office”).

A Demand Purchase Notice shall be effective upon receipt, irrevocable, and binding on the Owner making such election and on any transferee of the subject Bond.  Each Demand Purchase Notice shall automatically constitute (i) an irrevocable offer to sell the Bond (or portion thereof) to which such notice relates on the specified Purchase Date at a price equal to the purchase price of such Bond (or portion thereof) described above, (ii) an irrevocable authorization and instruction to the Trustee to effect transfer of such Bond (or portion thereof) upon payment of such purchase price to the Trustee on the Purchase Date, (iii) with respect to a tender of a portion of a Bond, an irrevocable authorization and instruction to the Trustee to effect the exchange of such Bond, in part, for other Bonds in an aggregate principal amount equal to the retained portion, so as to facilitate the sale of the tendered portion of such Bond, and (iv) an acknowledgment that such Owner will have no further rights with respect to such Bond (or portion thereof) upon payment of the purchase price thereof to the Trustee on the Purchase Date, except for the right of such Owner to receive such purchase price upon surrender of such Bond, if held in certificated form, to the Trustee endorsed for transfer in blank and with guarantee of signature satisfactory to the Trustee and that after the Purchase Date such Owner will hold such Bond as agent for the Trustee.  If the Bond that is the subject of a Demand Purchase Notice is not then held in book-entry form and the Owner of such Bond fails to deliver such Bond to the Tender Agent at or before 10:00 a.m., New York City time, on the specified Purchase Date, then such undelivered Bond or portion thereof (the “Undelivered Bond”) shall be deemed to have been tendered for purchase to the Tender Agent and, to the extent that there shall be held by the Trustee or the Tender Agent on or before the applicable Purchase Date an amount sufficient to pay the Purchase Price thereof and available for such purpose pursuant to the Indenture, such Undelivered Bond shall on such Purchase Date cease to bear interest and no longer shall be considered to be Outstanding under the Indenture.  Money held by the Tender Agent or the Trustee for the purchase of such Undelivered Bond shall be held in a special separate trust account for the Owner of such Undelivered Bond and shall be held uninvested, and without liability for interest, pending delivery of such Undelivered Bonds to the Tender Agent.

Mandatory Purchase.  The Bonds are subject to mandatory tender for purchase to the Tender Agent on (a) the Conversion Date and (b) on the date of delivery of a Substitute Letter of Credit (as defined in the Indenture) to the Trustee (the “Substitution Date”), in each case at a purchase price equal to the principal amount thereof plus accrued interest.  Any of the Bonds not delivered to the Tender Agent at or before 10:00 a.m., New York City time, on the Conversion Date or the Substitution Date, as the case may be (“Undelivered Bonds”), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of money sufficient to pay the purchase price, shall be deemed to have been purchased at such purchase price and interest on such Undelivered Bonds shall cease to accrue as of such Conversion Date or Substitution Date, as the case may be.  Thereafter, the Owners of such Undelivered Bonds shall not be entitled to any payment other than payment of the purchase price for such Undelivered Bonds upon surrender thereof to the Tender Agent and such Undelivered Bonds shall no longer be outstanding and entitled to the benefits of the Indenture.

7

BY ACCEPTANCE OF THIS BOND, THE HOLDER HEREOF AGREES THAT THIS BOND WILL BE PURCHASED, WHETHER OR NOT SURRENDERED, ON ANY PURCHASE DATE SPECIFIED BY THE HOLDER HEREOF IN THE EXERCISE OF THE DEMAND PURCHASE OPTION DESCRIBED ABOVE AND ON THE CONVERSION DATE OR SUBSTITUTION DATE, AS APPLICABLE, IN CONNECTION WITH ANY MANDATORY TENDER FOR PURCHASE.  IN SUCH EVENT, THE HOLDER OF THIS BOND SHALL NOT BE ENTITLED TO RECEIVE FURTHER INTEREST HEREON, SHALL HAVE NO FURTHER RIGHTS UNDER THIS BOND OR THE INDENTURE EXCEPT FOR PAYMENT OF THE PURCHASE PRICE HELD THEREFOR, AND, IF THIS BOND IS NOT SURRENDERED ON SUCH DATE, SHALL THEREAFTER HOLD THIS BOND AS AGENT FOR THE TENDER AGENT.

REDEMPTION PROVISIONS

Extraordinary Redemption.  The Bonds are callable for redemption in the event (1) the Project Facilities (as defined in the Indenture) or any portion thereof is damaged or destroyed or taken in a condemnation proceeding or a deed of all or any part thereof is given in lieu of condemnation, as provided in Section 6.04 of the Loan Agreement, or (2) the Company shall exercise its option to cause the Bonds to be redeemed for any reason as provided in Section 9.02 of the Loan Agreement.  If called for redemption at any time pursuant to (1) or (2) above, the Bonds shall be subject to redemption by the Authority on any Interest Payment Date, in whole or in part, at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

Mandatory Redemption.  The Bonds are subject to mandatory redemption prior to maturity as follows:

(a) in whole, on the Interest Payment Date immediately preceding the Letter of Credit Termination Date (as herein defined), at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date, if the Trustee shall not have received on or before the fifteenth (15th) calendar day prior to such Interest Payment Date a written commitment from the Bank or a Substitute Bank (as that phrase is defined in the Indenture) to issue a Substitute Letter of Credit to be effective on or before the Interest Payment Date immediately preceding the Letter of Credit Termination Date;

(b) in whole or in part, on any Interest Payment Date, at a redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date, if any proceeds of the sale of the Bonds remain on deposit in the Project Fund established under the Indenture upon completion of the Project, under the conditions specified in the Indenture;

(c) in whole, on the earliest practicable date selected by the Trustee, after consultation with the Company, following the occurrence of a Determination of Taxability, as defined in the Indenture, but in no event later than one hundred eighty (180) days following the occurrence of such Determination of Taxability, at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

8

Optional Redemption.  On or prior to the Conversion Date, the Bonds are subject to redemption by the Authority, at the option of the Company, at any time, subject to the notice provisions described below, in whole or in part, at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date.

Pursuant to the Letter of Credit Agreement, the Company has agreed to direct that Bonds be called for optional redemption on certain dates and in certain amounts.  The Bank and the Company may agree to modify the terms of, or discontinue, such agreement to direct the optional redemption of Bonds, without notice to, or consent of, Bondholders.

Notice of Redemption; General Redemption Provisions.  If any of the Bonds or portions thereof are called for redemption, notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed, the date fixed for redemption and the redemption price (including the premium, if any), shall be given by the Trustee depositing a copy of the redemption notice in first-class mail at least thirty (30) days (ten (10) days, in the case of a mandatory redemption in connection with termination of the Letter of Credit), but not more than sixty (60) days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address of such Owner as shown on the registration books maintained by the Trustee.  Any notice mailed as provided above shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.  No further interest shall accrue on the principal of any Bond called for redemption (or the applicable portion of a Bond called for redemption in part) after the redemption date if Available Money (as defined in the Indenture) sufficient for such redemption has been deposited with the Trustee.  Notwithstanding the foregoing, the notice requirements contained in the first sentence of this paragraph may be deemed satisfied with respect to a transferee of a Bond which has been purchased pursuant to the Demand Purchase Option under certain circumstances provided in Section 4.06 of the Indenture, after such Bond has previously been called for redemption, notwithstanding the failure to satisfy the notice requirements of the first sentence of this paragraph with respect to such transferee.

If less than all the Bonds are to redeemed on any particular date, the particular Bonds or portions thereof to be redeemed on such date shall be selected by the Trustee at random or in such other manner as the Trustee in its discretion shall deem fair and appropriate, subject, however, to the provisions of the Indenture with respect to Pledged Bonds (as that phrase is defined in the Indenture).

GENERAL PROVISIONS

As used herein, the phrase “Business Day” means a day which is not (i) a Saturday or Sunday, (ii) a legal holiday on which banking institutions in the city in which the Designated Office of the Trustee is located, the city in which the Delivery Office of the Tender Agent is located, or the city in which the principal office of the Bank is located, are authorized or required by law to close, or (iii) a day on which the New York Stock Exchange is closed; the phrase “Interest Payment Date” shall mean, prior to the Conversion Date, the first day of every calendar month, commencing June 1, 2001, or if such day is not a Business Day (as herein defined), the next succeeding Business Day, and from and after the Conversion Date, the first day of the sixth month following the Conversion Date and each anniversary thereof and first day of the twelfth month following the Conversion Date and each anniversary thereof, commencing

9

on the first of such dates to occur following the Conversion Date; the phrase “Conversion Option” means the option granted to the Company under the Indenture to convert the interest rate on the Bonds from the Floating Rate to the Fixed Rate; and the phrase “Conversion Date” means the Business Day on which the interest rate on the Bonds is converted from the Floating Rate to the Fixed Rate, as determined in connection with the Company’s exercise of the Conversion Option.  Any other capitalized terms or phrases used in this Bond but not defined herein shall have the meanings ascribed thereto by the Indenture.

Prior to the Conversion Date, the Bonds are issuable as fully registered bonds, without coupons, in denominations of $100,000 principal amount or any integral multiple of $5,000 in excess thereof and may not be issued, exchanged or transferred except in such denominations.  From and after the Conversion Date, the Bonds are issuable as fully registered bonds, without coupons, in the denominations of $5,000 principal amount or any integral multiple thereof.

The Authority, the Tender Agent and the Trustee may deem and treat the person in whose name ownership of this Bond is registered on the records maintained by the Trustee for such purpose as the absolute owner hereof (whether or not this Bond shall be overdue) for all purposes, and neither the Authority, the Tender Agent nor the Trustee shall be bound by any notice or knowledge to the contrary.  A transfer of ownership of this Bond shall be registered on the records maintained by the Trustee upon presentation of this Bond by the registered owner hereof, in person or by his attorney duly authorized in writing, at the Designated Office of the Trustee, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture.  Upon such transfer of ownership, a new Bond or Bonds will be issued in the name of the transferee in exchange for this Bond.

Notwithstanding anything to the contrary contained herein or in the Indenture, the Loan Agreement or in any other instrument or document executed by or on behalf of the Authority in connection herewith, no stipulation, covenant, agreement or obligation contained herein or therein shall be deemed or construed to be a stipulation, covenant, agreement or obligation of any present or future member, commissioner, director, trustee, officer, employee or agent of the Authority, or of any successor to the Authority, in any such person’s individual capacity, and no such person, in his individual capacity, shall be liable personally for any breach or nonobservance of or for any failure to perform, fulfill or comply with any such stipulations, covenants, agreements or the principal of or premium, if any, or interest on any of the Bonds or for any claim based thereon or on any such stipulation, covenant, agreement or obligation, against any such person, in his individual capacity, either directly or through the Authority or any successor to the Authority, under any rule of law or equity, statute or constitution or by the enforcement of any assessment or penalty or otherwise, and all such liability of any such person, in his individual capacity, is hereby expressly waived and released.

The Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, unless certain circumstances described in the Indenture shall have occurred.  In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then Outstanding

10

may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Authority and the rights of the Owners of the Bonds at any time by the Authority with the consent of the Bank and the Owners of all Bonds at the time Outstanding.  Any such consent or any waiver by the Bank and the Owners of all Bonds at the time Outstanding shall be conclusive and binding upon the Owner of this Bonds and upon all future Owners of this Bond or of any Bond issued in replacement for this Bond upon transfer of ownership or exchange, whether or not notation of such consent or waiver is made upon this Bond or such replacement Bond.  The Indenture also contains provisions which, subject to certain conditions, permit or require the Trustee to waive certain past defaults under the Indenture and their consequences.

It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in connection with the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law; and that the issuance of this Bond and the issue of which it forms a part, together with all other obligations of the Authority, does not exceed or violate any constitutional or statutory limitation.

This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Trustee or the Tender Agent, as authenticating agent hereon shall have signed the certificate of authentication.

IN WITNESS WHEREOF, UNION COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Chairman or Vice Chairman and its corporate seal to be affixed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Secretary or Assistant Secretary, all as of the Series Issue Date.

ATTEST:	UNION COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

SPECIMEN	By:	SPECIMEN
(Assistant) Secretary		(Vice) Chairman

(SEAL)

11

CERTIFICATE OF AUTHENTICATION

This Bond is one of the Bonds of the issue described in the within-mentioned Trust Indenture.  The Text of the Opinion attached to this Bond is a true and correct copy of the text of an original Opinion issued by Rhoads & Sinon LLP, dated and delivered on the date of original delivery of, and payment for, such Bonds, that is on file at our corporate trust office in Harrisburg, Pennsylvania, where the same may be inspected.

ALLFIRST BANK, as Trustee and Tender Agent

By:	SPECIMEN
Authorized Signature

Date of Authentication:

12

FOR VALUE RECEIVED,                                                   , the undersigned, hereby sells, assigns and transfers unto                                              (Tax Identification or Social Security No.                         ) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints                                                as attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	SPECIMEN

NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

SPECIMEN

NOTICE:                Signature must be guaranteed by an approved eligible guarantor institution, an institution which is a participant in a signature guarantee program recognized by the Securities Transfer Association.

13

Structured Finance Ratings
55 Water Street
New York, NY 10041-0001
Tel	212 438 2000
Fax	212 438 7321
212 438 7322

Standard & Poor’s
A Division of The McGraw-Hill Companies

April 30, 2001

Mr. Tim Minori

Stabler Companies, Inc.

635 Lucknow Road

Harrisburg, Pennsylvania  17110

Re:                              *$8,465,000 Union County Industrial Development Authority Variable Rate Demand/Fixed Rate Revenue Bonds Series 2001 (Stabler Companies Inc. Project)

Due:  October 1, 2018

Dear Mr. Minori:

Pursuant to your request for a rating on the above issue, we have reviewed the information presented to us and have assigned the rating of “A/A-l” to these bonds.  We have assigned both a long-term and a short-term rating to this issue.  The long-term rating reflects our assessment of the likelihood of repayment of these bonds to maturity based primarily on the credit support of the bank providing the letter of credit.  The short-term rating reflects the likelihood of repayment based on the availability of the letter of credit during the “put” period.  The rating will expire on May 1, 2006.

We will maintain ongoing surveillance in accordance with Standard & Poor’s policies.  Rating adjustments may be precipitated by, among other things, changes in the financial position of the bank providing the irrevocable letter of credit, changes in law or by alterations made to the original set of documents supporting the issue.  In connection with our surveillance of the rating please submit all material changes to the legal documentation or payment structure of the transaction.  These changes plus information concerning redemption, tenders and letter of credit amendments should be sent to Standard & Poor’s, Letter of Credit Surveillance Group/Bonds, 55 Water Street, New York, New York 10041.  There is no need to provide us with ongoing financial information for the issuer of the securities.  Standard & Poor’s relies on the underwriter, bond counsel and bank counsel for the accuracy and completeness of the information submitted in connection with the rating.

This letter constitutes Standard & Poor’s permission to you to disseminate the above-assigned rating to interested parties.  You understand that Standard & Poor’s has not consented to, and will not consent to, being named an “expert” under the federal securities laws, including without limitation, Section 7 of the Securities Act of 1933.  In addition it should be understood that the rating is not a “market” rating nor a recommendation to buy, hold, or sell the bonds.  Standard & Poor’s reserves the right to advise its own clients, subscribers, and the public of the rating.  Please be sure to send us executed copies of all final documentation as soon as possible after closing but in no event later than 15 days thereafter.  In the event that final papers are not received by us, we reserve the right to withdraw our rating.

We arc pleased to have had the opportunity of being of service to you.  Our initial hill for the analytical work performed on these bonds will be sent to you within one month.  If we can be of further help, please do not hesitate to call upon us.

Very truly yours,

Abraham S. Losice
Director

*                      Payment of principal and interest unconditionally supported by a letter of credit issued by Allfirst Bank.

cc:                                Hans-Michael Hurdle

David O. Twaddell

2